As Filed with the Securities and Exchange Commission on April 30, 2024
Registration File Nos. 333-145064
811-08963

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 20
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 5
2
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE
ACCOUNT VA-1
(Exact name of registrant)
TIAA-CREF LIFE INSURANCE
COMPANY
(Name of depositor)

730 Third Avenue
New York, NY 10017-3206
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (877 825-0411)

Name and Address of Agent for Service: John D. Piller, Sr. Esq.	Copy to: Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
☐	on (date), pursuant to paragraph (a) of Rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered:
Individual Flexible Premium Deferred Variable Annuity Contract

Confidential (C)

PROSPECTUS
MAY 1, 2024
INTELLIGENT VARIABLE ANNUITY
Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company
This prospectus (“Prospectus”) describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this Prospectus carefully, along with the underlying portfolio prospectuses, and keep it for future reference.
The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified retirement plan.
Subject to the terms of your Contract, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This prospectus describes the variable annuity issued by TIAA Life. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you should not rely on it.
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS
Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.
The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.
1940 Act.
 The Investment Company Act of 1940, as amended.
Administrative Office.
 The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.
Accumulation Period or Accumulation Phase.
 The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.
Accumulation Unit.
 A share of participation in the Separate Account.
Accumulation Value.
 The total value of your Accumulation Units.
Annuitant.
 The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.
Beneficiary.
 Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.
Business Day.
 Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.
Contract.
 The individual, flexible premium, deferred variable annuity contract described in this prospectus.
Contract owner or Owner.
 The person (or persons) who controls all the rights and benefits under a Contract.
General Account.
 All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.
Good Order.
 An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a transfer request, a request to begin receiving annuity payments, or a death benefit claim, must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction.
Income Option.
 Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”
Internal Revenue Code (IRC).
 The Internal Revenue Code of 1986, as amended.
Investment Account.
 A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.
Non-Qualified Contracts.
 Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.
Nuveen Life Funds.
 Formerly known as TIAA-CREF Life Funds.
Portfolio (s) or Underlying Portfolio(s).
 An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are described in this prospectus under Appendix A—Portfolios Available Under the Contract.
Premium.
 Any amount you invest in the Contract.
Qualified Contract.
 Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.
Second Annuitant.
 The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.
Separate Account.
 TIAA-CREF Life Separate Account VA-1, which was established by TIAA Life under New York state law to fund your variable annuity. The Separate Account holds its assets apart from TIAA Life’s other assets.
TC Services.
 TIAA-CREF Individual & Institutional Services, LLC.
TIAA.
 Teachers Insurance and Annuity Association of America.
TIAA Life.
 TIAA-CREF Life Insurance Company, wholly owned subsidiary of TIAA.
Valuation Day.
 Any Business Day. Valuation Days end as of the close of all U.S. national exchanges where securities or other investments of the
Separate
Account
are principally traded.

2	Prospectus Intelligent Variable Annuity

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	None	Surrenders and Cash Withdrawals
Transaction Charges	None	Transfers and Withdrawals

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year
, depending on the options you choose. The fees and expenses do not reflect any advisory fees-paid to financial intermediaries and, if such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year
based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	0.10% 1	0.50% 1	Charges
	Investment Options (Underlying Portfolio fees and expenses)	0.08% 2	2.04% 2	Appendix A—Portfolios Available Under the Contract
	Optional benefits available for an additional charge (for single optional benefit, if elected)	0.10% 3	0.10% 3	Guaranteed Minimum Death Benefit Charge

1
   Deducted daily from your average Accumulation Value to equal the annual % shown.
2.
  As a percentage of average daily net assets.
3
   A Guaranteed Minimum Death Benefit (“GMDB”) fee will be assessed against your Accumulation Value on an annual basis. It is the only optional benefit that charges a fee.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

Lowest Annual Cost: $450	Highest Annual Cost: $2,521

Assumes:

•
 Investment of $100,000

•
 5% annual appreciation

•
 Least expensive combination of optional benefits, Underlying Portfolio fees and expenses

•
 No optional benefits

•
 No sales charges or advisory fees

•
 No additional purchase payments, transfers or withdrawals

Assumes:

•
 Investment of $100,000

•
 5% annual appreciation

•
 Most expensive combination of optional benefits and Underlying Portfolio fees and expenses

•
 No sales charges or advisory fees

•
 No additional purchase payments, transfers or withdrawals

1 We do not assess a surrender or withdrawal charge.

	RISKS	Location in Prospectus
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.	Principal Risks Of Investing In The Contract
Not a Short-Term Investment
•
 The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•
  The benefits of a tax deferred product, adding premiums over time to the value your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

•
 If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.
Principal Risks Of Investing In The Contract
Risks Associated with Investment Options
•
 An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., Underlying Portfolios).

•
 Each investment option has its own unique risks.

•
 You should review the investment options before making an investment decision.
Principal Risks Of Investing In The Contract
Insurance Company Risks
•
 An investment in the Contract is subject to risks related to TIAA Life, and any obligations, guarantees or benefits of the Contract are subject to TIAA Life’s claims-paying ability. More information about TIAA Life, including its financial strength ratings, is available upon request by visiting our website at: tiaa.org/public/.
Principal Risks Of Investing In The Contract

	RESTRICTIONS	Location in Prospectus
Investments
•
 Not all of the underlying Portfolios listed in this prospectus under “Appendix A—Portfolios Under the Contract” may be available to you as an investment option.

•
 We have adopted policies and procedures to discourage market timing and frequent transaction activity and to limit certain transfer activity.

•
 We reserve the right to limit transfers and exchanges into or out of an investment account in circumstances of frequent activity.

•
 We reserve the right to add or close investment accounts, substitute another fund or other investment vehicles or combine investment accounts.
The Portfolios Transfer Policies Regarding Market Timing and Frequent Trading Transfer Policies Regarding Market Timing and Frequent Trading Changes to the Separate Account

Intelligent Variable Annuity Prospectus	3

Optional Benefits
•
 Certain optional benefits available under your Contract are subject to a minimum dollar amount.

•
 Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

•
 There are restrictions on the frequency of transactions within a certain time-period.

•
 We reserve the right terminate or restrict certain optional benefits under the Contract.
Transfers and Withdrawals Transfers and Withdrawals Transfer Policies Regarding Market Timing and Frequent Trading Transfers and Withdrawals

	TAXES	Location in Prospectus
Tax Implications
•
 You should consult with a qualified tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

•
 Generally, you are not taxed until you make a withdrawal from the Contract. Withdrawals on your Contract will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59
1
⁄
2
.

•
 Premium taxes may apply.
Possible Adverse Tax Consequences Transfer Policies Premium Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
•
 Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.
Conflicts Of Interest
Exchanges
•
 Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.
Conflicts Of Interest
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is a flexible premium deferred variable annuity contract. It is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or other payment options. You make investments in the Contract’s Investment Accounts during the accumulation phase. At the end of the accumulation phase, the value of your investments or accumulation units is used to calculate lifetime income or other payment options that you choose. The Contract also includes a death benefit payable at the death of the Contract owner or Annuitant during the accumulation phase.
This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the accumulation value your Contract. Because withdrawals will be subject to ordinary income tax and may be subject to a premature distribution tax on early withdrawals if taken before age 59
1
⁄
2
, the Contract is not intended for individuals who may need to access of invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers among the Investment Accounts.
Phases of the Contract
The Contract has two phases: (1) an Accumulation Phase (for savings) and (2) an Annuity phase (for income).
Accumulation Phase
The accumulation or savings phase begins when your Contract becomes effective. During this phase, earnings accumulate on a tax-deferred basis. Premium payments may continue during this phase until the annuity starting date.
You allocate your premiums to the Investment Accounts of the Separate Account that are available to you under the Contract which, in turn, invest in one or more of the Underlying Portfolios. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.
You should consider the investment objectives, risks, and charges and expenses of each underlying Portfolio carefully before making an investment decision. Additional information about each underlying Portfolio is provided in Appendix A—Portfolios Available Under The Contract”.
Annuity Phase
The annuity or income phase begins on the annuity starting date you select. During this phase, you will receive fixed income payments based on the income option you elect. Your payments are based on your Contract Accumulation Value selected for annuitization determined on the last Business Day before the annuity start date. Subject to the provisions under your Contract, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed

4	Prospectus Intelligent Variable Annuity

period; (2) two-life annuity with or without a guaranteed period or (3) annuity for a fixed period. Please note that when you annuitize, your accumulation will be converted to income payments. Once the annuity phase begins you will no longer be able to submit premiums, you will no longer be able to make withdrawals from your Contract, and all accumulation phase benefits terminate, including the death benefit.
Contract Features
The Contract provides for the accumulation of retirement savings and income. The Contract offers income options, death benefit protection and various payout options.
Accessing Your Money.
Before your Contract is annuitized, you can take withdrawals from your Contract. Withdrawals will reduce your Contract value, will be subject to ordinary income tax and may be subject to a premature distribution tax if you take a withdrawal before age 59
1
⁄
2
.
Tax Treatment.
You can transfer money between investment accounts without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; or (4) payment of a death benefit.
Death Benefits.
The Contract includes a standard death benefit, or for an additional charge, the Contract offers a guaranteed minimum death benefit. Either death benefit will pay your designated beneficiary a benefit at the time of your death.
Additional Benefits
Systematic Withdrawals.
If your contract accumulation is at least $10,000, you may elect to have withdrawals redeemed from one or more of the investment accounts on a systematic basis at no additional charge. The initial periodic withdrawal amount must be at least $100 and if paid by check, it may be subject to a fee of up to $5 per payment and can be paid monthly, quarterly, semi-annually or annually. Withdrawals will reduce your Contract value. Withdrawals will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59
1
⁄
2
.
Dollar Cost Averaging.
If your account accumulation value is at least $10,000, you may elect to participate in our dollar cost averaging (“DCA”) program, at no additional charge. DCA allows you to make scheduled transfers from the Money Market Account to one or more other Investment Accounts on a monthly or quarterly basis and the initial amount must be at least $100. You may not participate in dollar cost averaging while automatic account rebalancing is in effect.
Automatic Account Rebalancing Program.
You can elect to have your account value automatically rebalanced, at no additional charge, to periodically transfer accumulations among your Investment Accounts in order to maintain the allocation percentages that you specify. You may direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis. You may not participate in automatic account rebalancing while dollar cost averaging is in effect.
Withdrawals to Pay Advisory Fees.
You may authorize withdrawals to pay the fees of your financial advisor on a quarterly basis. We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement and we do not assess a charge for this service. Withdrawals will reduce your Contract value.
Fee and Expense Tables
The fees and expenses do not reflect any advisory fees-paid to financial intermediaries from Contract value or other assets of the contractowner and, if such fees were reflected, the fees and expenses would be higher.
Transaction Expenses

Charge
Sales Load Imposed on Purchases (as a percentage of premiums)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None
Exchange Fee	None
The next table describes the fees and expenses that you will pay each year
during the time that you own the Contract (not including Portfolio fees and expenses).

Intelligent Variable Annuity Prospectus	5

If you elect to purchase the GMDB optional benefit, you will pay the additional charges, as shown below:
Annual Contract Expenses

	Charge Without a Fee or Expense Waiver 1	Charge With a Fee or Expense Waiver 1,2
Administrative Expenses (Annual Maintenance Fee)	$25	$0.00
Maximum Base Contract Expenses (as a percentage of average accumulation value)	0.70%	0.50%
Band 1—Base Contract Expenses: If Accumulation Value is less than $100,000	0.70%	0.50%
Band 2—Base Contract Expenses: If Accumulation Value is between $100,000 and $500,000	0.55%	0.35%
Band 3—Base Contract Expenses: If Accumulation Value is greater than $500,000	0.45%	0.25%
Band 4—Base Contract Expenses: After the first 10 years of the Contract	0.30%	0.10%
Optional Benefit Expenses (as a percentage of average account value) 3	0.10%	N/A

1	The contractual Administrative Expense Charge, which is component of the Base Contract Expense, is 0.30%. It is subject to an expense waiver of 0.20%, which reduces the current Administrative Expense Charge to 0.10%.
2	The Annual Maintenance Fee will be waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or on the date of a full surrender of the Contract.
3	The GMDB is the only optional benefit that charges a fee, which is assessed against your Accumulation Value on an annual basis.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found in this prospectus under: Appendix A—“Portfolios Available Under The Contract”.
Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)	0.08%	2.13%

Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements*)	0.08%	2.04%
*	Certain Portfolios are subject to an expense reimbursement arrangement between such Portfolio and the investment adviser, which is expected to continue until at least February 28, 2025.
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The First Example also assume that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and elected optional benefits for an additional charge
1
. The second Example also assumes that your investment has a 5% return each year and assumes the least expensive combination of Annual Portfolio Expenses and no elected optional benefit. The Examples do not reflect any advisory fees-paid to financial intermediaries from contract value or other assets of the contract owner and, if such fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:
Example 1: Maximum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$2,811	$8,621	$14,692	$31,089
If you annuitize at the end of the applicable time period	$2,811	$8,621	$14,692	$31,089
If you do not take a total withdrawal of your Contract Value	$2,811	$8,621	$14,692	$31,089
1	The GMDB is the only optional benefit that charges a fee.
Example 2: Minimum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$450	$1,847	$3,369	$7,794
If you annuitize at the end of the applicable time period	$450	$1,847	$3,369	$7,794
If you do not take a total withdrawal of your Contract Value	$450	$1,847	$3,369	$7,794

6	Prospectus Intelligent Variable Annuity

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.
Risk of Loss.
The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Not a Short-Term Investment.
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. If you make early withdrawals, you may be subject to pay ordinary income tax, including a premature distribution tax if you are under age 59
1
⁄
2
.
Investment Risk.
As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying Portfolios. Performance can vary depending on the performance of the underlying Portfolios you selected available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the underlying Portfolios you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.
Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular underlying Portfolio. We do not guarantee the investment performance of the separate account or the underlying Portfolios, and you bear the entire investment risk. Information regarding the underlying Portfolios available under your Contract is provided below in this prospectus under “Appendix A—Portfolios Available Under The Contract”.
Risks Associated with TIAA Life.
An investment in the Contract is subject to risks related to TIAA Life and any obligations, guarantees or benefits of the Contract are subject to TIAA Life’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA Life, including its financial strength ratings is available by visiting our website at tiaa.org/public/.
Possible Adverse Tax Consequences.
Tax considerations associated with the Contract can vary and can be complicated. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. We cannot predict what, if any, legislation will be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a qualified tax advisor to determine the tax implications of an investment in, and payments received under, the Contract.
Risks Related to Cybersecurity and Other Business Continuity Risks.
With the increased use of connected technologies such as the Internet to conduct business, the Separate Account and its service providers (including, but not limited to, TIAA, TC Services, and financial intermediaries) are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the Separate Account’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of- service” attack on the Separate Account or its service providers. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on the Separate Account’s systems or the systems of its service providers.
Cybersecurity failures by us or any of our service providers, the Underlying Funds, or the issuers of securities in which the Underlying Funds invest, have the ability to result in disruptions and to impact business operations, and may adversely affect the Separate Account and the value of

Intelligent Variable Annuity Prospectus	7

your Accumulation Units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from TIAA’s website or with the Underlying Funds; interfere with the Separate Account’s ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, litigation, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Separate Account and its service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cybersecurity breach may cause such information to be lost, improperly accessed, used or disclosed. The Separate Account may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. The Separate Account and its contract owners could be negatively impacted by such cybersecurity attacks or incidents. Although the Separate Account has established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that the Separate Account or the Separate Account’s service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, the Separate Account cannot directly control the cybersecurity plans or systems implemented by its service providers.
In early November 2023, Infosys McCamish Systems LLC (“IMS”)—a TIAA and TIAA Life administrative support service provider—experienced a systems outage due to a cybersecurity incident in which an unauthorized party gained access to its systems and data. The outage caused the temporary suspension of our ability to process contract transactions and the shutdown of our self-service online systems. Our ability to process contract transactions was restored on December 8, 2023, and our self-service online systems were restored later in the month. Upon learning of the attack, we took immediate action to disconnect our systems from IMS to protect our environment from potential threat and the appropriate regulatory authorities were notified. Throughout this time period, unit values for the Separate Account continued to be calculated. Prior to restoring our operations, TIAA received confirmation that the IMS environment was clean from malware. After transaction processing was restored, pending contract transactions were processed as of the date on which they were received in good order. IMS continues to investigate the attack, including the extent to which personal information may have been improperly accessed or otherwise compromised. We remain in regular contact with IMS as this investigation continues and have sent voluntary notices to potentially impacted individuals informing them that IMS has offered them identity theft protection services. We do not believe that this incident will have any future impact on our administration of the Contract.
Other disruptive events, including, but not limited to, natural disasters, terrorism, or public health or pandemic crises (such as the COVID-19 pandemic from late 2019-mid-2022), may adversely affect our ability to conduct business. Such adverse effects may include the inability of TIAA’s employees, or the employees of its affiliates and service providers, to perform their responsibilities as a result of any such event. Any resulting disruptions to the Separate Account’s business operations can interfere with our processing of contract transactions (including the processing of orders from our website), impact our ability to calculate annuity unit values, or cause other operational issues.
WHO WE ARE AND OTHER RELATED INFORMATION
TIAA-CREF LIFE INSURANCE COMPANY AND TIAA
The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters is located at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.
TIAA was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serve as a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.
THE INTELLIGENT VARIABLE ANNUITY.
The Intelligent Variable Annuity is designed for individual investors seeking accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment based on the amounts accumulated, as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.
Under the Intelligent Variable Annuity Contract, you allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1, as discussed below.
As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well each Portfolio underlying the Investment Account performs over

8	Prospectus Intelligent Variable Annuity

time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Please note that an investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The Contract is available to you provided it has been approved by the insurance department of your state of residence. Currently, the Contract is approved in all states including the District of Columbia.
THE SEPARATE ACCOUNT
On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.
We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.
The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.
CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•
substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;

•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and

•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.
We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We do not guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.
We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.
If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.
To effect such transfers, we must receive your request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.
THE PORTFOLIOS
The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The

Intelligent Variable Annuity Prospectus	9

Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. The Portfolios available for investment under the Contract are described further below under “Appendix A—Portfolios Available Under The Contract”. Please note, that all of the Portfolios listed are available to you as an investment option without a restriction, unless indicated otherwise in Appendix A—Portfolios Available Under the Contract.
Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.
Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. The prospectus for each Portfolio is available by contacting us. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio Company on the cover page of the summary prospectus.
Please note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that may have very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name. Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.
Payments from Portfolios.
We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof.
These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.
Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s
12b-1 fees.
These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.
Furthermore, we (and our affiliates) receive additional compensation on assets invested in the Nuveen Life proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.
This arrangement may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.
Selection of Portfolios.
We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above.
We have added Nuveen Life Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

10	Prospectus Intelligent Variable Annuity

DISTRIBUTION OF THE CONTRACT
We offer the Contract to the public on a continuous basis. We anticipate continuing to offer the Contract, but reserve the right to discontinue the offering. The Contract is offered by TC Services and TC Services is also the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We intend to recoup any payments made to TC Services through fees and charges imposed under the Contract.
THE BROKER -DEALER
TIAA Life makes payments to TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract(s).
VOTING PORTFOLIO SHARES
The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.
The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable Investment Account by the net asset value of the underlying Portfolio.
THE CONTRACT—THE ACCUMULATION PERIOD
The Intelligent Variable Annuity is an individual flexible-premium deferred variable annuity. It is referred to as a Non-Qualified Contract and allows you to contribute premium payments in varying amounts. It only accepts premium payments in after-tax dollars. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself.
The Contract and the application are the entire contractual agreement between you and TIAA Life. We have issued the Contract in return for your completed application and the first Premium. We do not offer different levels of classes under the Contract. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA Life. All benefits are payable at our home office in New York, NY or at an administrative office designated by us. The Contract is incontestable.
Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state. You may allocate your Premiums and Accumulation Value to the Investment Accounts of the Separate Account, each of which in turn, invests in the corresponding Portfolio, which are further described in this Prospectus. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.
The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.
PURCHASING A CONTRACT AND REMITTING PREMIUMS
Minimum Initial and Maximum Additional Premiums:
We will issue you a Non-Qualified Contract as soon as we receive, in Good Order at our Administrative Office, your complete and accurate application, your initial Premium, and all other information we may require. The initial Premium must be in the amount of at least $2,500, however, we reserve the right to lower the initial Premium amount to $250.
Please send your check, payable to TIAA Life Insurance Company, along with the application to:
New Business Dept.
TIAA Life Insurance Co.
P.O. Box 1291
Charlotte, NC 28201-9908

Intelligent Variable Annuity Prospectus	11

Note that we cannot accept money orders, travelers’ checks, or cash. In addition, we will not accept a third-party check where the relationship of the payer to the Contract owner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we will return your initial Premium at that time unless you provide us specific consent to retain the initial Premium until your application is complete and in Good Order.
Additional Premiums:
Additional Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year.
Send a check, payable to TIAA Life Insurance Company, including your Contract number, to:
TC-Life VA Collections
P.O. Box 933866
Atlanta, GA 31139-3866
These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA Life will accept Premiums at any time both the Contract owner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.
If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premium, you may be unable to, or limited in your ability to, increase your Accumulation Value through additional Premium, and this restriction may also impact the value of any future benefits under the optional GMDB if elected, or any future Annuitization election. Before you purchase the Contract and determine the amount of your initial premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.
Electronic Payment.
You may make initial or subsequent investments by electronic payment, You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form and each payment must be for at least $50. If the automatic investment plan is used for a Qualified Contract, the Contract owner should consult a qualified tax adviser for advice regarding maximum contributions. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial Premium, send us your application;
2.	Instruct your bank to wire money to:
Wells Fargo
ABA Number 121000248
San Francisco, CA
Account of: TIAA-CREF Life Insurance Company
Account Number: 2000035305820
3.	Specify on the wire:

•	Your name, address and Social Security Number (s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)
More About Remitting Premiums
. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.
What this means for you:
When you open an account, we will ask for your name, residential address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.
If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include cancelling your contract.
Certain Restrictions.
You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract does not restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.
We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for transfers, annuity payments, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

12	Prospectus Intelligent Variable Annuity

CAN I CANCEL THE CONTRACT?
You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we will refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) Where state law requires, the refund will equal all payments you have made. We will consider the Contract returned on the date it is postmarked and properly addressed with postage pre-paid or, if it is not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period.
CAN I ASSIGN THE CONTRACT?
You may assign the Contract, which is non-qualified contract, prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received in good order by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under the Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.
ELECTIONS AND CHANGES
If you have to make any choice or change available under the Contract, you must do so in a form acceptable to us at our home office in New York, NY or an administrative office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us in good order. Any other notice will take effect as of the date we receive it in good order. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.
Changes to the Contract by TIAA.
We reserve the right to change or amend the Contract from time to time in order to comply with applicable state and federal laws on annuities. If we make such a change or amendment, we will do so for all Contracts written on this form and delivered to the same state this Contract was delivered.
CONTRACT VARIATIONS
There are no material state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.
CONFLICTS OF INTEREST
Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
INVESTMENT ACCOUNT ACCUMULATION
At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.
The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and

•	Transfers from another Investment Account;
And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and

•	Withdrawals from Accumulation Value in the Investment Account; and

•	Annuitization of Accumulation Value in the Investment Account; and

•	Transfers to another Investment Account; and

•	Any portion of the death benefit paid; and

•	Annual maintenance fee that has been deducted from the Investment Account; and

•	Redemption charges imposed by a Portfolio underlying an Investment Account.
Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

Intelligent Variable Annuity Prospectus	13

ACCUMULATION UNIT VALUE
We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.
The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	The net investment factor for that Investment Account on that Business Day.
The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;

•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	During the first 10 contract years, decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;

•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.

•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts;

•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% maximum) for all contract years; and

•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) rider charge of 0.10%.
Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.
We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.
In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB rider charges on certain Contracts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint. Please note, that if you make a withdrawal to pay advisory fees, the withdrawal will reduce the number of your accumulation units in proportion to the withdrawal.
TRANSFERS AND WITHDRAWALS
CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS?
Subject to certain limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. You may also surrender your Contract in full or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. All cash withdrawals must be for at least $1,000. For more information, see below “Cash Withdrawals.” Cash withdrawals may be taxed and you may have to pay a 10% federal premature distribution tax on earnings if you take a cash withdrawal before age 59
1
⁄
2
. Please note that withdrawals will decrease your Accumulation Value. In addition, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.
GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS
You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.
Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day.
TRANSFERS
You are permitted to make internal transfers among the Investment Accounts available to you under the Contract. The minimum transfer amount must be at least $250 for each internal transfer, which may include the entire amount you have accumulated under your Contract among the Investment Accounts. We do not assess a charge for transfers. However, we currently limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.
To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at

14	Prospectus Intelligent Variable Annuity

www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.
TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING
There are Contract owners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contract owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.
We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, a Contract owner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.
To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.
If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contract owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.
We seek to apply our market timing and other transfer policies uniformly to all Contract owners. We reserve the right to waive these policies where management believes that the waiver is in the Contract owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.
To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.
Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contract owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.
The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Portfolio.
SURRENDERS AND CASH WITHDRAWALS
You may surrender your entire Accumulation Value or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. There’s no charge for cash withdrawals. If you do not specify which Investment

Intelligent Variable Annuity Prospectus	15

Accounts to take the withdrawal from, we will take it from all of your Investment Accounts in proportion to the value you have in each Investment Account.
If you withdraw your entire Accumulation Value in the Separate Account, we will cancel your Contract and all of our obligations to you under the Contract will end. We do not charge a surrender fee, but we will deduct the annual maintenance fee from any surrender proceeds.
Withdrawals are subject to income tax, and a 10% federal premature distribution tax may apply if you are under age 59
1
⁄
2
. (See “Federal Income Taxes.”)
SYSTEMATIC WITHDRAWALS
If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.
The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms in Good Order. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or

•	your Accumulation Value in any Investment Account is insufficient, or

•	a withdrawal would cause your Accumulation Value to fall below $1,000, or

•	your death, or

•	the Annuitant’s death.
A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.
Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	were issued during the calendar year in which the Contract was issued, and

•	have an Accumulation Value greater than zero.
Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may terminate the availability of future systematic withdrawals with ninety days’ advance written notice to you.
DOLLAR COST AVERAGING
If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.
You choose whether transfers will be made on a monthly or a quarterly basis on the 1 st
through the 28
th
day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.
The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms in Good Order, and a dollar cost averaging program cannot begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.
Dollar cost averaging will end if we receive (in Good Order) a request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days’ written notice to you. We reserve the right to terminate the dollar cost averaging program.
This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”
AUTOMATIC ACCOUNT REBALANCING PROGRAM
You may elect to participate in an automatic account rebalancing program by providing us with notice in Good Order. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1 st
through the 28
th
day of the month.
We reserve the right to allow you to start only one automatic account rebalancing program in any contract year

16	Prospectus Intelligent Variable Annuity

or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.
Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.
This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”
WITHDRAWALS TO PAY ADVISORY FEES
In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. For a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59
1
⁄
2
, it may be subject to a 10% premature distribution tax.
The IRS has privately ruled that withdrawals to pay advisory fees under some insurer’s non-qualified contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type of transaction for your Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a qualified tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.
You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments. These fees will go to individual registered investment advisers who are not affiliated with us. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.
LOANS
Loans are not available under the Contract.
CHARGES
Charges, Expenses and Related Fees.
There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. Your Contract may include the following charges, expenses and related fees.
The Base Contract Charge.
The Base Contract Charge includes the Separate Account Charges, which consists of an Administrative Expense Charge and the Mortality and Expense Risk Charge.
SEPARATE ACCOUNT CHARGES
We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA Life. While TIAA Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.
Administrative Expense Charge
: This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually.
We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.
Mortality and Expense Risk Charge.
We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts. After the First 10 Contract Years, the entire Mortality and Expense Risk Charge is reduced to 0% regardless of your Accumulation Value.
The mortality and expense risk charge assessed under your Contract depends upon your Accumulation Value. The mortality and expense risk charge rate is lower for each higher band of Accumulation Value. The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
Band 1: If Accumulation Value is less than $100,000:	0.40%
Band 2: If Accumulation Value is between $100,000–$500,000:	0.25%
Band 3: If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%
On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium, or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Intelligent Variable Annuity Prospectus	17

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant (s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.
Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.
If the mortality and expense risk charge is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge to TC Services, the principal underwriter of the Contract.
Guaranteed Minimum Death Benefit Charge.
If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
OTHER CHARGES AND EXPENSES
Portfolio Expenses.
 Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of the Portfolio prospectus.
No Deductions from Premiums.
 The Contract does not assess front-end charges or deferred sales charges.
Premium Taxes.
 Premium taxes may apply with respect to the Contract. (See “Premium Taxes” in the “Taxes” section below). We normally will deduct any charges for premium taxes from your Accumulation Value when it is applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we will deduct premium taxes then.
Annual Maintenance Fee.
 Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.
Transfer Charge.
 We do not assess a charge for transfers.
Surrender Charge.
 We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.
THE CONTRACT—THE ANNUITY PERIOD
You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.
Before choosing to annuitize, you should consult your qualified tax advisor. See “Federal Income Taxes.”
WHEN ANNUITY PAYMENTS BEGIN
Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 95 th
 birthday, and if you select a date that is later than the Annuitant’s 90 th
birthday, then you may only select a Fixed-Period Annuity. You can choose or change this annuity starting date at any time before annuity payments begin, and you may establish multiple annuity starting dates if you choose to annuitize only a portion of your Accumulation Value. In any case, the annuity starting date for any selected annuitization will be the first Business Day of a month and cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.
For payments to begin on the annuity starting date you chose, we must have received all information and

18	Prospectus Intelligent Variable Annuity

documentation necessary for the Income Option you’ve picked. If we have not received all the necessary information, we’ll defer the annuity starting date until the first Business Day of the month after the information has reached us at our Administrative Office in Good Order, but not beyond the Annuitant’s 95 th
birthday. Please note the following:

•
If you have not picked any Income Option by the first Business Day of the month in which the Annuitant turns age 90 or if we have not otherwise received all the necessary information by this date, we will begin payments under a
One-Life Annuity
with a ten year guaranteed period.

•
If you have selected a One-Life Annuity or Two-Life Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 90, then you will be deemed to have chosen that date as the annuity starting date.

•
If you have selected a Fixed-Period Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 95, then you will be deemed to have chosen that date as the annuity starting date (if allowed under applicable law).

All annuity payments will be made out of the fixed account. We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad. Special tax forms, withholding and other requirements may apply with respect to payments sent overseas. Please see your qualified tax adviser.
INCOME PAYMENTS
Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.
Payments are not variable—they will not change based on the investment experience of any Investment Account.
ANNUITY OPTIONS
You have a number of different annuity options, although if you select an annuity date that is later then the Annuitant’s 90 th
birthday, you may only select a Fixed-Period Annuity. The current options are:

•
One-Life Annuities with or without Guaranteed Period.
Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•
Two-Life Annuities with or without Guaranteed Period.
Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half- Benefit After the Death of the Annuitant.

•
Fixed-Period Annuities.
Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contract owner.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

Intelligent Variable Annuity Prospectus	19

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	The amount of the death benefit is the accumulation value on the valuation day that we authorize payment of the death benefit.	Standard	None	• Withdrawals could significantly reduce the death benefit. • Benefit terminates upon annuitization.
Guaranteed Minimum Death Benefit (“GMDB”)	If you elected the GMBD option, we will pay the value of the GMDB, if the GMDB is greater than the standard Contract death benefit.	Optional	0.10% (this is the maximum charge assessed against your Accumulation Value, on an annual basis,)
•
   If you wish to elect the GMDB, you must make the election before we issue you the Contract.
•
   If you elect the GMDB option, you may not cancel it after we issue you the Contract.
•
   Withdrawals could significantly reduce the death benefit.
•
   Withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a qualified tax advisor regarding the tax treatment of the payment of advisor fees from your Contract

Full Surrender and Withdrawals	Prior to your annuity starting date, you may request a withdrawal, including up to your entire Accumulation Value.	Optional	None
•
   Subject generally to a minimum amount of $1,000.
•
   If you withdraw your entire Accumulation Value, we will cancel your Contract and deduct the annual maintenance fee from any surrender proceeds.
•
   Withdrawals will lower your Contract value, will be subject to ordinary tax and may be subject to a 10% premature distribution tax taken before age 59
1
⁄
2
.

Transfers	You may request transfers between investment accounts.	Optional	None	• Subject generally to a minimum amount of $250. • Transfers are subject to our “Transfer Policies Regarding Market Timing and Frequent Trading”.
Systematic Withdrawals	You may request scheduled withdrawals from one or more of the investment accounts on a systematic basis.	Optional	None
•
   Must have an Accumulation Value of at least $10,000 and subject generally to a minimum amount of $100.
•
   May be paid monthly, quarterly, semi-annually or annually.
•
   Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment.
•
   Withdrawals will lower your Contract value, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax taken before age 59
1
⁄
2
.

Withdrawals to Pay Financial Advisory Fees	In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser.	Optional	None
•
   Withdrawals to pay financial advisory fees are subject to special rules.
•
   We reserve the right to determine the eligibility of the financial adviser for this type of fee reimbursement.
•
   The amount withdrawn is generally subject to a minimum amount of $100.
•
   Withdrawals will lower your Contract value.
•
   You should consult a qualified tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

20	Prospectus Intelligent Variable Annuity

DEATH BENEFITS
WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?
A death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (as described further below).
AVAILABILITY: CHOOSING BENEFICIARIES
Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA Life or your legal adviser.
SPECIAL OPTION FOR SPOUSES
If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) proof of death, the surviving spouse will automatically become Contract owner and Annuitant, and no death benefit will be paid.
DEFINITION OF SPOUSE UNDER FEDERAL LAW
A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.
The impact of the Respect for Marriage Act, providing certain protections for interracial and same-sex marriages, on IRS guidance regarding civil unions and domestic partnerships is uncertain.
AMOUNT OF DEATH BENEFIT
The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive (in Good Order) due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.
If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).
GUARANTEED MINIMUM DEATH BENEFIT OPTION
You must elect the Guaranteed Minimum Death Benefit prior to us issuing you the Contract, and you may not cancel it after we issue your Contract. The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay that amount if it is greater than the Contract death benefit (as discussed further below). If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of your Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.
If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit. The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made. Please note that withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.
The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of (1) or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal divided by

•	the Accumulation Value on the Business Day of the withdrawal excluding the effect of any transactions on that day.
Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.
Depending on your Accumulation Value on the date of the withdrawal, the “adjusted sum” of any withdrawal could result in a reduction in your Guaranteed Minimum Death Benefit that is greater than the dollar amount of your withdrawal.
The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit and the impact of withdrawals. Assume:

•	On July 16 th , an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

Intelligent Variable Annuity Prospectus	21

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21 st , a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	(1); or

2.
the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000)
divided by
the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.
If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1 st , an additional Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28 th , a withdrawal of $5,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.
the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06)
divided by
the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.
If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.
The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.
METHODS OF PAYMENT OF DEATH BENEFITS
If a Death Benefit is payable a Beneficiary may elect a lump sum payment, or, subject to the terms of the contract and State specific provisions, elect to have his or her interest distributed over his or her life, or over a period certain not extending beyond his or her life expectancy.
If there is more than one Beneficiary, we will pay each Beneficiary, his or her portion of the death benefit as determined on the Valuation Day we receive (in Good Order at our Administrative Office) all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

22	Prospectus Intelligent Variable Annuity

Death benefit payments in the form of a period certain or life annuity must begin within one year of date of death. Benefits under a lump sum option must be paid within 5 years of date of death. Upon payment of the entire death benefit, the Contract will terminate. In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of IRC Section 72(s).
DELAYS IN PAYMENTS
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive (in Good Order at our Administrative Office) all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•
an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.
If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, surrender, or death benefit from the TIAA-CREF Life Money Market Investment Account until the Fund is pays redemption proceeds.
TAX MATTERS
FEDERAL INCOME TAXES
The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.
TAXATION OF ANNUITIES
Contract Eligibility:
The Contract can only be purchased as an individual, Non-Qualified contract. All tax information in this prospectus is limited to Non-Qualified Contracts. We do not currently offer Qualified Contracts.
Non-Natural Persons:
When the Owner of any Contract is not a natural person (such as a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.
The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.
In General:
Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. An Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract are not considered distributions, they will not be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.
Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires withdrawals to be first allocated to investment earnings.
Withdrawals:
If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.
Diversification Requirements.
The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract owner from being treated as the Owner of the Separate Account assets supporting the Contract.
Required Distributions.
In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be

Intelligent Variable Annuity Prospectus	23

distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will generally be distributed within five years after the date of such Owner’s death. If the designated Beneficiary is an individual, the entire interest in the Contract may be alternatively distributed over his or her life expectancy. However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Special Option for Spouses”).
Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Penalty Tax on Certain Withdrawals.
The IRC also provides that any amount you receive from your Contract that is included in income may be subject to a federal premature distribution tax. The amount of the federal tax is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from this treatment. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1 ⁄ 2 ;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled or terminally ill (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59
1
⁄
2
or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% premature distribution tax) but for the exception plus interest for the tax years in which the exception was used.
Taxation of Death Benefit Proceeds.
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.
Partial 1035 Exchanges.
Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12 month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.
Medicare Tax.
Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a qualified tax advisor for more information.
OPTIONAL BENEFIT RIDERS
It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a 10% premature distribution tax if withdrawn prior to age 59
1
⁄
2
. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your qualified tax adviser prior to selecting or activating any optional benefit under the Contract.
TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT
Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we do not discuss here. We will not record a transfer of ownership unless you tell us the transfer is a gift or, if not, provide the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you are

24	Prospectus Intelligent Variable Annuity

thinking about any of those transactions, contact a qualified tax adviser. Please note this Contract may not be assigned on or after your annuity starting date.
ANNUITY PAYMENTS
Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the Contract” on the annuity start date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.
If, after the annuity start date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity start date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax adviser before electing the Initial Payment Guarantee or a feature with stabilized payments.
PARTIAL ANNUITIZATION
If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Accumulation Value to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your tax advisor. See “The Contract—the Annuity Period.”
WITHHOLDING
Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.
MULTIPLE CONTRACTS
In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA Life and TIAA
Non-/
deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% premature distribution tax (see above). Consult a qualified tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.
Annuity purchases by residents of Puerto Rico.
The IRS’ current position is that income received by residents of Puerto Rico from nonqualified annuity contracts issued by a U.S. insurer is U.S.- source income that is generally subject to United States federal income tax.
Annuity purchases by nonresident aliens and foreign corporations.
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This Contract may not be available to certain foreign entity purchasers.
Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.
OTHER TAX ISSUES
POSSIBLE CHARGE FOR TIAA LIFE’S TAXES
Currently we do not charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges” and “Premium Taxes”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.
Foreign Tax Credits.
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
Federal Estate Taxes, Generation-Skipping Transfer Taxes.
A purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part

Intelligent Variable Annuity Prospectus	25

of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2024, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $13,610,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Premium Taxes.
Some states, the District of Columbia, and Puerto Rico assess premium taxes on the premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, the premium taxes range from (0% to 3.5%) depending on the state.
Possible Tax Law Changes.
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and the above discussion does not constitute tax advice.
TAX ADVICE
What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.
GENERAL MATTERS
FINANCIAL CONDITION OF TIAA LIFE
The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract and rider benefits is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account.
You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”
Assets in the General Account.
Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other contract holder obligations.
Our Financial Condition.
Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the

26	Prospectus Intelligent Variable Annuity

insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.
How to Obtain More Information.
We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.
TELEPHONE AND INTERNET TRANSACTIONS
To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.
You can also use the TIAA Life Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org. Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you. We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.
CONTACTING TIAA LIFE
We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office in Good Order. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions about the Contract by calling us toll-free at 877 694-0305.
ELECTRONIC PROSPECTUSES
If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.
HOUSEHOLDING
To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi- annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305,
or write us.
SIGNATURE REQUIREMENTS
For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.
ERRORS OR OMISSIONS
We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.
PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.
We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.
BENEFITS BASED ON INCORRECT INFORMATION
If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.
PROOF OF SURVIAL
We reserve the right to require satisfactory proof that anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.

Intelligent Variable Annuity Prospectus	27

PROTECTION AGAINST CLAIMS OF CREDITORS
The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.
Unclaimed and Abandoned Property.
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.
LEGAL PROCEEDINGS
Neither the Separate Account, TIAA Life, nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA Life to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.
STATEMENTS AND REPORTS
You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal, or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you’ll receive a statement confirming those transactions and any Advisory Fees you have authorized immediately following the end of each calendar quarter.
You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.
You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

28	Prospectus Intelligent Variable Annuity

APPENDIX
Appendix A—Portfolios Available Under the Contract
The following is a list of the Portfolios available under the Contract. Each of the Portfolios listed is available to you as an investment option without a restriction, unless indicated otherwise below. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=tiaavpx&fid=88630X845. You can also request this information at no cost by calling 800 842-2252.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/23)
			1 year	5 years	10 Years
Asset Allocation	Calamos Growth and Income Portfolio	1.44%	20.12%	12.65%	8.69%
Specialty	Credit Suisse Trust Commodity Return Strategy Portfolio —Class 1	1.04%	-9.12%	7.23%	-1.36%
Equity	Clearbridge Variable Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC 7	0.85%	24.43%	8.31%	6.64%
Equity	ClearBridge Variable Small Cap Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.80%	8.40%	9.56%	7.89%
Equity	Macquarie VIP International Core Equity Series-Standard Class 2 , 4,6	0.86%	—	—	—
Equity	Macquarie VIP Small Cap Value Series—Standard Class 4,5	0.78%	17.67%	8.12%	6.74%
Asset Allocation	DFA VA Equity Allocation Portfolio/ Dimensional Fund Advisors Ltd. / DFA Australia Limited 2	0.31%	20.14%	12.74%	—
Fixed Income	DFA VA Global Bond Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.21%	5.05%	0.58%	1.29%
Asset Allocation	DFA VA Global Moderate Allocation Portfolio/ Dimensional Fund Advisors LP 2	0.28%	14.72%	8.93%	6.07%
Equity	DFA VA International Small Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.40%	14.11%	7.86%	4.89%
Equity	DFA VA International Value Portfolio/ D imensional Fund Advisors Ltd. / DFA Australia Limited	0.27%	17.86%	8.87%	4.16%
Fixed Income	DFA VA Short-Term Fixed Portfolio/ Dimensional Fund Advisors Ltd./ DFA Australia Limited	0.12%	4.98%	1.33%	1.05%
Equity	DFA VA US Large Value Portfolio/ Dimensional Fund Advisors LP	0.21%	10.92%	10.71%	8.10%
Equity	DFA VA US Targeted Value Portfolio/ Dimensional Fund Advisors LP	0.29%	20.03%	15.40%	9.00%
Asset Allocation	Franklin Income VIP Fund—Class 1	0.46%	8.87%	7.25%	5.28%
Equity	Franklin Mutual Shares VIP Fund—Class 1	0.69%	13.73%	8.10%	5.70%
Equity	Franklin Small-Mid Cap Growth VIP Fund—Class 1 2	0.83%	27.12%	13.82%	9.24%
Equity	Janus Henderson Forty Portfolio-Institutional Shares	0.55%	39.96%	16.92%	13.73%
Equity	Janus Henderson Overseas Portfolio-Institutional Shares	0.89%	10.87%	11.20%	3.63%
Equity	Janus Henderson Mid Cap Value Portfolio-Institutional Shares 2	0.68%	11.40%	10.22%	7.18%
Equity	John Hancock Emerging Markets Value Trust 2	1.05%	15.15%	5.42%	3.06%
Fixed Income	LVIP Macquarie Diversified Income—Standard Class/ Lincoln Investment Advisors Corporation 2 , 4	0.54%	6.24%	2.07%	2.09%

Intelligent Variable Annuity Prospectus	29

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/23)
			1 year	5 years	10 Years
Equity	Matson Money International Equity VI Portfolio	1.14%	-10.69%	-0.17%	2.20%
Fixed Income	Matson Money Fixed Income VI Portfolio	0.86%	-7.04%	-0.09%	0.12%
Equity	Matson Money U.S. Equity VI Portfolio	0.98%	-9.77%	6.12%	7.45%
Equity	MFS Global Equity Series—Initial Class/ Massachusetts Financial Services Company 2	0.92%	14.18%	10.25%	7.20%
Equity	MFS Growth Series—Initial Class/ Massachusetts Financial Services Company 2	0.73%	35.86%	15.89%	12.97%
Equity	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class/ Massachusetts Financial Services Company 2	0.73%	24.01%	16.68%	12.71%
Specialty	MFS Utilities Series—Initial Class/ Massachusetts Financial Services Company 2	0.79%	-2.11%	8.31%	6.39%
Equity	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	1.02%	11.00%	8.63%	6.13%
Equity	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	0.90%	26.90%	13.97%	9.99%
Equity	PIMCO VIT All Asset Portfolio—Institutional Class/ Pacific Investment Management Company LLC 2	2.035%	8.28%	6.16%	4.19%
Specialty	PIMCO VIT Commodity Real Return Strategy Portfolio —Institutional Class/ Pacific Investment Management Company LLC 2	1.33%	-7.74%	8.70%	-0.67%
Fixed Income	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class/ Pacific Investment Management Company LLC	1.12%	11.28%	2.40%	2.93%
Fixed Income	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class/ Pacific Investment Management Company LLC	0.86%	5.42%	1.12%	1.24%
Fixed Income	PIMCO VIT Real Return Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.69%	3.83%	3.31%	2.40%
Specialty	PSF Natural Resources Portfolio—Class II/ PGIM Investments LLC	0.91%	1.58%	13.73%	0.96%
Equity	PSF PGIM Jennison Blend Portfolio—Class II/ PGIM Investments LLC	0.86%	31.98%	14.25%	10.08%
Equity	PSF PGIM Jennison Value Portfolio—Class II/ PGIM Investments LLC	0.82%	14.74%	11.66%	7.28%
Equity	PVC Equity Income Account—Class 1/ Principal Global Investors	0.49%	11.22%	10.87%	9.22%
Equity	PVC MidCap Account—Class 1/ Principal Global Investors	0.55%	26.08%	15.60%	11.87%
Equity	Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.18%	18.78%	12.13%	5.53%
Equity	Royce Capital Fund Small-Cap Portfolio—Investment Class	1.15%	25.93%	10.17%	5.61%
Equity	Templeton Developing Markets VIP Fund—Class 1 2	1.12%	12.77%	4.45%	2.58%
Asset Allocation	Nuveen Life Balanced Fund/ Teachers Advisors , LLC 2 ,3	0.51%	15.77%	7.53%	—
Fixed Income	Nuveen Life Core Bond Fund/ Teachers Advisors , LLC 2 ,3	0.35%	6.27%	1.52%	2.15%
Equity	Nuveen Life Growth Equity Fund/ Teachers Advisors , LLC 2 ,3	0.52%	46.42%	16.51%	13.29%
Equity	Nuveen Life Core Equity Fund/ Teachers Advisors , LLC 2 ,3	0.52%	32.93%	15.18%	11.25%
Equity	Nuveen Life International Equity Fund/ Teachers Advisors , LLC 2 ,3	0.60%	16.41%	8.82%	3.63%
Equity	Nuveen Life Large Cap Value Fund/ Teachers Advisors , LL C 2 ,3	0.52%	14.30%	12.51%	7.89%
Money Market	Nuveen Life Money Market Fund/ Teachers Advisors , LLC 2 ,3	0.15%	5.02%	1.78%	1.16%
Specialty	Nuveen Life Real Estate Securities Select Fund/ Teachers Advisors , LLC 2 ,3	0.57%	12.01%	8.21%	8.32%

30	Prospectus Intelligent Variable Annuity

Type	Portfolio Name and Adviser/Subadviser 1	Current Expenses	Average Annual Total Returns (12/31/23)
			1 year	5 years	10 Years
Equity	Nuveen Life SmallCap Equity Fund/ Teachers Advisors, LLC 2 ,3	0.53%	18.65%	11.75%	8.46%
Equity	Nuveen Life Large Cap Responsible Equity Fund/ Teachers Advisors, LLC 2 ,3	0.22%	22.41%	15.00%	10.90%
Equity	Nuveen Life Stock Index Fund / Teachers Advisors, LLC	0.08%	25.91%	15.09%	11.41%
Specialty	T. Rowe Price ® Health Sciences Portfolio I	0.86%	2.96%	11.24%	11.30%
Fixed Income	T. Rowe Price ® Limited-Term Bond Portfolio 2	0.50%	4.94%	1.86%	1.38%
Asset Allocation	Vanguard VIF Balanced Portfolio/ Wellington Management Company LLP	0.21%	14.33%	9.59%	7.89%
Equity	V anguard VIF Capital Growth Portfolio / PRIMECAP Management Company	0.34%	27.98%	14.33%	12.85%
Equity	Vanguard VIF Conservative Allocation Portfolio	0.13%	12.51%	5.60%	4.84%
Asset Allocation	Vanguard VIF Equity Index Portfolio	0.14%	26.11%	15.52%	11.88%
Fixed Income	Vanguard VIF Global Bond Index Portfolio	0.13%	6.52%	0.99%	—
Fixed Income	Vanguard VIF High-Yield Bond Portfolio/ Wellington Management Co. LLP	0.24%	11.66%	5.13%	4.34%
Equity	Vanguard VIF International Portfolio/ Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	14.65%	10.28%	6.80%
Equity	Vanguard VIF Mid-Cap Index Portfolio	0.17%	15.83%	12.56%	9.27%
Asset Allocation	Vanguard VIF Moderate Allocation Portfolio	0.13%	15.55%	7.78%	6.19%
Specialty	Vanguard VIF Real Estate Index Portfolio	0.26%	11.70%	7.18%	7.29%
Equity	Vanguard VIF Small Company Growth Portfolio/ ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	0.29%	19.65%	9.98%	7.85%
Fixed Income	Vanguard VIF Total Bond Market Index Portfolio	0.14%	5.58%	1.04%	1.71%
Equity	Vanguard VIF Total International Stock Market Index Portfolio	0.11%	15.54%	7.31%	—
Equity	Vanguard VIF Total Stock Market Index Portfolio	0.13%	25.95%	14.93%	11.29%
Specialty	VY ® CBRE Global Real Estate Portfolio—Class 1/ Voya Investments LLC 2	0.90%	12.59%	6.17%	4.48%
Equity	Wanger International 2	1.14%	16.95%	6.45%	3.50%
Equity	Wanger Acorn 2	0.95%	21.74%	7.51%	7.20%
Fixed Income	Western Asset Variable Global High Yield Bond Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.83%	10.26%	3.42%	2.89%

1	If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the Portfolio or the Portfolio’s company.
2	The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.
3	On May 1, 2024, each individual TIAA-CREF Life fund is renamed with ‘Nuveen’, the name of TIAA’s global asset manager. For more information please review the TIAA-CREF Life Fund Prospectus.
4	On May 1, 2024, each individual Delaware fund is renamed ‘Macquarie’. For more information please review fund Prospectus.
5	On May 1, 2024, Delaware VIP Small Cap Value Series-Standard Class became Macquarie VIP Small Cap Value Series-Standard Class.
6
On April 26, 2024, Delaware VIP International Series-Std Class became Delaware Ivy VIP International Core Equity Series-Std Class, and was renamed Macquarie VIP International Core Equity Series-Std Class effective May 1. 2024.

7	On May 1, 2024 Clearbridge Variable Aggressive Growth Portfolio - Class I is renamed Clearbridge Variable Growth Portfolio - Class I

Intelligent Variable Annuity Prospectus	31

For more information about Intelligent Variable Annuity

How to reach us
TIAA Life website
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options
www.tiaa.org
24 hours a day, 7 days a week
Administrative Office
877 694-0305
8:00 a.m. to 6:00 p.m. ET Monday–Friday
The Statement of Additional Information (“SAI”) dated May 1, 2024 includes additional information about the Separate Account and the Contract. The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally part of the prospectus. We will provide the SAI without charge upon request. For a free copy of the SAI and to make inquiries about your Contract please call 877 694-0305 or write to us at our Administrative Office:
TIAA-CREF Life Insurance Company
P.O. Box 724508
Atlanta, Georgia 31139
You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier. C000053679

A11511
05/24

Statement of Additional Information

Intelligent Variable Annuity

Individual Flexible Premium Deferred Variable

Annuity Contract

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

MAY 1, 2024

This Statement of Additional Information (“SAI”) contains additional information regarding the Intelligent Variable Annuity—an individual flexible premium deferred variable annuity contract (the “Contract”) funded through TIAA-CREF Life Separate Account VA-1 and offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”).

This SAI is not a prospectus, and should be read together with the current prospectus for the Contract dated May 1, 2024. You may obtain a copy of the prospectus at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139; by calling us toll-free at 877 694-0305; by visiting our website at: www.tiaa.org/public/prospectuses; or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

Purchases of securities being offered	B-3

Annuity payments	B-3

Additional information	B-4
State regulation	B-4
Legal matters	B-4
Registration statement	B-4

Financial statements	B-4

General information and history

TIAA-CREF life insurance company and TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

Financial support agreement

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million or (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contractowner of TIAA Life with recourse to TIAA.

Services

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. McCamish Systems LLC is located at 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339. For years 2023, 2022, and 2021, TIAA Life provided total compensation for product administrative services of $3,807,319, $4,850,122, and $5,118,865 respectively, for all life insurance and non-qualified annuities product administration.

B-2	Statement of Additional Information ∎ Intelligent Variable Annuity

We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2023, 2022, and 2021, TIAA Life paid custody fees of $426,719, $430,900, and $430,900 respectively.

TIAA Life on behalf of the Separate Account has entered an agreement whereby JP Morgan will provide certain custodial settlement and other associated services to the Separate Account. JP Morgan is located at Chase Metrotech Center, Brooklyn, NY 11245. For years 2023, 2022, and 2021, TIAA Life provided compensation for trade settlement services of $63,370, $62,438, and $62,375 respectively.

Experts

Independent registered public accounting firm

TIAA-CREF life insurance company statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Separate account financial statements

The financial statements of TIAA Life Separate Account VA-1 as of December 31, 2023 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Principal underwriter

Distribution of the Contract. We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contract, but reserve the right to discontinue the offering. The Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We paid TC Services for the fiscal year ended December 31, $2,371,159, $1,419,323, and $1,361,332 in 2023, 2022, and 2021, respectively. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Purchases of securities being offered

The Contract is a non-qualified deferred variable annuity product offered to individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. As discussed in the prospectus, TIAA does not charge a sales load nor offer different levels of classes under the Contract and only accepts premium payments of after-tax dollars.

There are no special purchase plans or special exchange privileges in the Contract as described in the prospectus. However, a contract owner may exchange among other certain investment accounts available in the prospectus, subject to the terms of the Contract. TIAA has adopted policies restricting frequent trading activity, which are discussed further in the prospectus under the heading “Transfer Policies Regarding Market Timing and Frequent Trading”.

Annuity payments

Generally, you pick the date when you want annuity payments to begin when you first apply for a Contract. You can choose or change this annuity starting date at any time before annuity payments begin. All annuity payments will be made out of the fixed

Intelligent Variable Annuity ∎ Statement of Additional Information	B-3

account. You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments.

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account. Before choosing to annuitize, you should consult your tax advisor.

For a further discussion of Annuity payments, see the prospectus under the heading “The Contract—The Annuity Period”.

Additional information

State regulation

TIAA Life and the Separate Account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA Life and the Separate Account must file with the Department periodic statements on forms promulgated by the Department. The Separate Account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the Separate Account is made at least every five years. In addition, a full examination of the Separate Account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA Life’s right to issue the contracts, have been passed upon by Kenneth Reitz, General Counsel of TIAA Life.

Registration statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, and all material rights and obligations with respect to the Contracts are disclosed in the Prospectus. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the Separate Account, TIAA Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-5

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VA-1

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 indicated in the table below as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

TIAA-CREF Life Core Bond(1)	MFS Utilities Series—Initial Class(1)

TIAA-CREF Life Growth Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Growth & Income(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class(1)

TIAA-CREF Life International Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PVC Equity Income Account—Class 1(1)

TIAA-CREF Life Stock Index(1)	PVC MidCap Account—Class 1(1)

Calamos Growth and Income Portfolio(1)	PSF Natural Resources Portfolio—Class II(1)

ClearBridge Variable Aggressive Growth Portfolio—Class I(1)	PSF PGIM Jennison Blend Portfolio—Class II(2)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	PSF PGIM Jennison Focused Blend Portfolio—Class II(3)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	PSF PGIM Jennison Value Portfolio—Class II(1)

Delaware VIP International Series—Standard Class(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

DFA VA Equity Allocation Portfolio(1)	T. Rowe Price® Health Sciences Portfolio I(1)

DFA VA Global Bond Portfolio(1)	T. Rowe Price® Limited-Term Bond Portfolio(1)

DFA VA Global Moderate Allocation Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA International Small Portfolio(1)	Vanguard VIF Balanced Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Conservative Allocation Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Global Bond Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF High Yield Bond Portfolio(1)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF International Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Moderate Allocation Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Vanguard VIF Real Estate Index Portfolio(1)

Janus Henderson Mid Cap Value Portfolio—Institutional Shares(1)	Vanguard VIF Small Company Growth Portfolio(1)

John Hancock Emerging Markets Value Trust(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

LVIP Delaware Diversified Income Fund—Standard Class(1)	Vanguard VIF Total International Stock Market Index Portfolio(1)

Matson Money Fixed Income VI Portfolio(1)	Vanguard VIF Total Stock Market Index Portfolio(1)

Matson Money International Equity VI Portfolio(1)	VY CBRE Global Real Estate Portfolio—Class I(1)

Matson Money U.S. Equity VI Portfolio(1)	Wanger International(1)

MFS Global Equity Series—Initial Class(1)	Wanger Select(4)

MFS Growth Series—Initial Class(1)	Wanger Acorn(1)

Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

(1)	Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and December 31, 2022.
(2)	Statement of operations and statement of changes in net assets for the period December 8, 2023 (commencement of operations) through December 31, 2023.
(3)

Statement of operations for the period January 1, 2023 through December 8, 2023 and the statement of changes in net assets for the period January 1, 2023 through December 8, 2023 and the year ended December 31, 2022.

(4)

Statement of operations for the period January 1, 2023 through April 21, 2023 and the statement of changes in net assets for the period January 1, 2023 through April 21, 2023 and the year ended December 31, 2022.

B-6	Statement of Additional Information ∎ Intelligent Variable Annuity

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of TIAA-CREF Life Separate Account VA-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VA- 1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 26, 2024

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VA-1 since 2005.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-7

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$63,986,136	$158,856,414	$129,593,650	$160,041,326	$113,069,217

Total assets	$63,986,136	$158,856,414	$129,593,650	$160,041,326	$113,069,217

LIABILITIES

Amounts due to TIAA	$—	$158,328	$39,980	$431,402	$193,752

Total liabilities	$—	$158,328	$39,980	$431,402	$193,752

NET ASSETS

Accumulation fund	$63,986,136	$158,698,086	$116,747,008	$138,406,892	$107,701,627

Annuity fund	—	—	12,806,662	21,203,032	5,173,838

Net assets	$63,986,136	$158,698,086	$129,553,670	$159,609,924	$112,875,465

Investments, at cost	$65,565,891	$172,863,939	$119,784,022	$158,904,691	$103,125,723

Shares held in corresponding Funds	5,301,254	17,361,357	7,243,916	8,832,303	12,236,928

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$87.96	$124.73	$40.57

Lifetime Variable Select Annuity	—	41.93	88.02	124.66	40.57

Intelligent Variable Annuity

Band 1	41.68	42.61	89.42	126.70	41.21

Band 2	42.30	43.65	91.60	129.79	42.21

Band 3	42.72	44.36	93.08	131.89	42.89

Band 4	43.36	45.44	95.35	135.10	43.94

Band 5	41.27	41.93	87.99	124.68	40.55

Band 6	41.89	42.95	90.14	127.72	41.54

Band 7	42.30	43.65	91.60	129.79	42.21

Band 8	42.93	44.71	93.83	132.95	43.24

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,485,916	$4,742,986	$299,698	$1,593,551	$2,257,459

Expenses

Administrative expenses	60,139	175,815	189,468	250,351	148,533

Mortality and expense risk charges	122,603	246,847	348,323	449,394	262,469

Guaranteed minimum death benefits	30,941	47,268	12,898	16,372	22,275

Total expenses	213,683	469,930	550,689	716,117	433,277

Net investment income (loss)	1,272,233	4,273,056	(250,991)	877,434	1,824,182

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(418,861)	(6,424,126)	(2,531,171)	1,227,473	2,762,991

Capital gain distributions	1,656,557	—	—	31,503,518	—

Net realized gain (loss)	1,237,696	(6,424,126)	(2,531,171)	32,730,991	2,762,991

Net change in unrealized appreciation (depreciation) on investments	6,159,332	11,074,108	44,863,100	7,220,726	11,025,269

Net realized and unrealized gain (loss) on investments	7,397,028	4,649,982	42,331,929	39,951,717	13,788,260

Net increase (decrease) in net assets from operations	$8,669,261	$8,923,038	$42,080,938	$40,829,151	$15,612,442

B-8	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$69,085,115	$106,764,093	$63,726,506	$58,177,742	$85,024,884

Total assets	$69,085,115	$106,764,093	$63,726,506	$58,177,742	$85,024,884

LIABILITIES

Amounts due to TIAA	$108,765	$314,457	$56,088	$28,902	$148,776

Total liabilities	$108,765	$314,457	$56,088	$28,902	$148,776

NET ASSETS

Accumulation fund	$60,789,794	$106,449,636	$56,263,777	$52,007,183	$77,369,457

Annuity fund	8,186,556	—	7,406,641	6,141,657	7,506,651

Net assets	$68,976,350	$106,449,636	$63,670,418	$58,148,840	$84,876,108

Investments, at cost	$61,541,215	$106,764,093	$66,995,359	$56,281,187	$76,955,877

Shares held in corresponding Funds	3,758,711	106,764,093	4,668,608	4,268,360	4,541,928

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$136.68	$—	$144.17	$171.78	$116.48

Lifetime Variable Select Annuity	136.71	11.96	144.28	171.88	116.92

Intelligent Variable Annuity

Band 1	138.86	12.17	146.49	174.52	118.31

Band 2	142.24	12.46	150.07	178.78	121.20

Band 3	144.55	12.67	152.50	181.67	123.16

Band 4	148.07	12.97	156.22	186.10	126.16

Band 5	136.64	11.97	144.16	171.74	116.43

Band 6	139.98	12.27	147.68	175.93	119.27

Band 7	142.24	12.46	150.07	178.78	121.20

Band 8	145.71	12.77	153.73	183.14	124.15

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,110,007	$4,933,800	$1,609,211	$461,394	$1,095,398

Expenses

Administrative expenses	107,300	109,229	106,803	88,905	125,383

Mortality and expense risk charges	180,039	162,659	196,237	159,037	218,644

Guaranteed minimum death benefits	10,537	35,537	4,764	6,682	10,081

Total expenses	297,876	307,425	307,804	254,624	354,108

Net investment income (loss)	812,131	4,626,375	1,301,407	206,770	741,290

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,574,338	—	(1,913,369)	(1,222,899)	1,158,793

Capital gain distributions	975,726	—	—	1,315,506	2,249,283

Net realized gain (loss)	3,550,064	—	(1,913,369)	92,607	3,408,076

Net change in unrealized appreciation (depreciation) on investments	4,231,694	—	7,286,170	8,737,803	11,537,605

Net realized and unrealized gain (loss) on investments	7,781,758	—	5,372,801	8,830,410	14,945,681

Net increase (decrease) in net assets from operations	$8,593,889	$4,626,375	$6,674,208	$9,037,180	$15,686,971

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-9

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$608,774,650	$4,527,546	$30,789,939	$5,341,366	$560,867

Amounts due from TIAA	—	—	—	250	—

Total assets	$608,774,650	$4,527,546	$30,789,939	$5,341,616	$560,867

LIABILITIES

Amounts due to TIAA	$366,400	$2,575	$102,325	$—	$—

Total liabilities	$366,400	$2,575	$102,325	$—	$—

NET ASSETS

Accumulation fund	$554,986,066	$4,524,971	$30,687,614	$5,341,616	$560,867

Annuity fund	53,422,184	—	—	—	—

Net assets	$608,408,250	$4,524,971	$30,687,614	$5,341,616	$560,867

Investments, at cost	$430,616,953	$3,988,998	$35,676,355	$5,655,317	$727,579

Shares held in corresponding Funds	15,541,860	231,707	1,798,478	195,297	31,741

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$146.29	$—	$—	$—	$—

Lifetime Variable Select Annuity	146.22	—	—	—	—

Intelligent Variable Annuity

Band 1	148.61	—	51.90	59.55	21.31

Band 2	152.23	—	53.17	61.01	21.64

Band 3	154.70	—	54.03	61.99	21.86

Band 4	158.47	46.41	55.34	63.50	22.19

Band 5	146.24	—	51.07	58.60	21.09

Band 6	149.81	—	52.32	60.03	21.42

Band 7	152.23	—	53.17	61.01	—

Band 8	155.94	45.67	54.46	62.49	21.97
Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$8,280,042	$24,353	$85,544	$—	$137,536

Expenses

Administrative expenses	845,302	4,270	28,314	5,246	700

Mortality and expense risk charges	1,567,150	—	59,564	8,919	1,464

Guaranteed minimum death benefits	106,057	1,325	13,227	1,971	184

Total expenses	2,518,509	5,595	101,105	16,136	2,348

Net investment income (loss)	5,761,533	18,758	(15,561)	(16,136)	135,188

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	36,753,961	55,837	(5,449,344)	(1,031,797)	(78,397)

Capital gain distributions	5,178,044	117,483	2,905,896	—	—

Net realized gain (loss)	41,932,005	173,320	(2,543,448)	(1,031,797)	(78,397)

Net change in unrealized appreciation (depreciation) on investments	79,942,279	589,819	8,800,096	1,471,818	(131,651)

Net realized and unrealized gain (loss) on investments	121,874,284	763,139	6,256,648	440,021	(210,048)

Net increase (decrease) in net assets from operations	$127,635,817	$781,897	$6,241,087	$423,885	$(74,860)

B-10	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Delaware VIP International Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$42,522,510	$32,385,580	$11,403,425	$56,362,508	$44,290,042

Total assets	$42,522,510	$32,385,580	$11,403,425	$56,362,508	$44,290,042

LIABILITIES

Amounts due to TIAA	$118,161	$58,045	$—	$11,799	$5,469

Total liabilities	$118,161	$58,045	$—	$11,799	$5,469

NET ASSETS

Accumulation fund	$42,404,349	$32,327,535	$11,403,425	$56,350,709	$44,284,573

Net assets	$42,404,349	$32,327,535	$11,403,425	$56,350,709	$44,284,573

Investments, at cost	$42,790,678	$30,588,435	$10,804,590	$59,516,018	$42,391,159

Shares held in corresponding Funds	2,538,657	843,594	803,624	5,804,584	2,937,005

UNIT VALUE

Intelligent Variable Annuity

Band 1	$17.46	$96.00	$43.68	$27.47	$43.98

Band 2	17.88	98.34	44.11	27.95	44.66

Band 3	18.17	99.93	44.39	28.28	45.12

Band 4	18.61	102.37	44.83	28.78	45.81

Band 5	17.18	94.47	43.40	27.15	43.54

Band 6	17.60	96.77	43.82	27.63	44.21

Band 7	17.88	98.34	44.11	27.95	44.66

Band 8	18.32	100.74	44.54	28.45	45.35

	Delaware VIP International Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$604,010	$290,644	$233,808	$2,216,634	$1,131,148

Expenses

Administrative expenses	42,994	30,295	10,759	54,510	40,636

Mortality and expense risk charges	76,444	50,202	20,142	98,344	78,130

Guaranteed minimum death benefits	17,894	11,393	2,009	14,167	20,091

Total expenses	137,332	91,890	32,910	167,021	138,857

Net investment income (loss)	466,678	198,754	200,898	2,049,613	992,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(2,335,351)	924,980	293,123	(829,822)	(152,723)

Capital gain distributions	—	1,283,947	233,189	—	460,311

Net realized gain (loss)	(2,335,351)	2,208,927	526,312	(829,822)	307,588

Net change in unrealized appreciation (depreciation) on investments	7,292,569	391,234	1,248,258	1,307,437	4,265,188

Net realized and unrealized gain (loss) on investments	4,957,218	2,600,161	1,774,570	477,615	4,572,776

Net increase (decrease) in net assets from operations	$5,423,896	$2,798,915	$1,975,468	$2,527,228	$5,565,067

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-11

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

ASSETS

Investments, at value	$48,288,191	$98,823,747	$78,661,796	$72,424,146	$50,665,162

Amounts due from TIAA	—	—	142,192	—	—

Total assets	$48,288,191	$98,823,747	$78,803,988	$72,424,146	$50,665,162

LIABILITIES

Amounts due to TIAA	$75,546	$369,545	$—	$28,674	$20,134

Total liabilities	$75,546	$369,545	$—	$28,674	$20,134

NET ASSETS

Accumulation fund	$48,212,645	$98,454,202	$78,803,988	$72,395,472	$50,645,028

Net assets	$48,212,645	$98,454,202	$78,803,988	$72,395,472	$50,645,028

Investments, at cost	$47,898,589	$87,528,716	$79,595,532	$65,766,848	$49,582,122

Shares held in corresponding Funds	4,064,663	7,261,113	7,842,652	2,225,696	2,241,821

UNIT VALUE

Intelligent Variable Annuity

Band 1	$50.77	$46.89	$26.33	$78.90	$87.73

Band 2	51.67	47.71	26.80	80.30	89.28

Band 3	52.27	48.27	27.11	81.24	90.32

Band 4	53.20	49.13	27.59	82.67	91.92

Band 5	50.18	46.34	26.03	77.99	86.71

Band 6	51.07	47.16	26.49	79.37	88.24

Band 7	51.67	47.71	26.80	80.30	89.28

Band 8	52.58	48.56	27.27	81.71	90.85

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,446,502	$4,503,394	$2,949,818	$1,581,122	$732,428

Expenses

Administrative expenses	45,990	95,308	78,565	68,200	45,514

Mortality and expense risk charges	91,360	181,466	151,959	130,951	80,232

Guaranteed minimum death benefits	16,006	33,406	28,344	22,134	14,070

Total expenses	153,356	310,180	258,868	221,285	139,816

Net investment income (loss)	1,293,146	4,193,214	2,690,950	1,359,837	592,612

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	325,999	5,144,368	(176,129)	4,377,325	3,908,901

Capital gain distributions	—	898,721	—	963,649	3,259,158

Net realized gain (loss)	325,999	6,043,089	(176,129)	5,340,974	7,168,059

Net change in unrealized appreciation (depreciation) on investments	4,377,187	5,201,975	1,058,485	303,728	809,696

Net realized and unrealized gain (loss) on investments	4,703,186	11,245,064	882,356	5,644,702	7,977,755

Net increase (decrease) in net assets from operations	$5,996,332	$15,438,278	$3,573,306	$7,004,539	$8,570,367

B-12	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account

ASSETS

Investments, at value	$7,889,038	$2,370,918	$14,029,020	$14,690,049	$1,762,174

Total assets	$7,889,038	$2,370,918	$14,029,020	$14,690,049	$1,762,174

LIABILITIES

Amounts due to TIAA	$3,207	$—	$8,248	$—	$—

Total liabilities	$3,207	$—	$8,248	$—	$—

NET ASSETS

Accumulation fund	$7,885,831	$2,370,918	$14,020,772	$14,690,049	$1,762,174

Net assets	$7,885,831	$2,370,918	$14,020,772	$14,690,049	$1,762,174

Investments, at cost	$8,236,823	$2,560,916	$13,816,736	$14,102,062	$1,386,805

Shares held in corresponding Funds	529,111	150,630	822,334	310,244	41,887

UNIT VALUE

Intelligent Variable Annuity

Band 1	$39.00	$42.57	$81.47	$182.87	$—

Band 2	39.95	43.61	83.46	187.32	—

Band 3	40.60	44.31	84.81	190.36	—

Band 4	41.59	45.40	86.88	195.00	87.45

Band 5	38.38	41.89	80.17	179.95	—

Band 6	39.32	42.91	82.13	184.34	—

Band 7	39.95	—	83.46	187.32	—

Band 8	40.93	44.67	85.49	191.89	86.06

	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account

INVESTMENT INCOME

Dividends	$449,147	$46,894	$—	$25,029	$26,219

Expenses

Administrative expenses	8,494	2,206	12,319	12,642	1,727

Mortality and expense risk charges	6,972	1,091	21,869	9,612	7

Guaranteed minimum death benefits	3,386	1,311	4,661	5,070	334

Total expenses	18,852	4,608	38,849	27,324	2,068

Net investment income (loss)	430,295	42,286	(38,849)	(2,295)	24,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(136,644)	(49,883)	(2,308,084)	(770,226)	65,696

Capital gain distributions	517,301	188,022	—	—	—

Net realized gain (loss)	380,657	138,139	(2,308,084)	(770,226)	65,696

Net change in unrealized appreciation (depreciation) on investments	(135,526)	105,780	5,335,526	4,893,024	89,429

Net realized and unrealized gain (loss) on investments	245,131	243,919	3,027,442	4,122,798	155,125

Net increase (decrease) in net assets from operations	$675,426	$286,205	$2,988,593	$4,120,503	$179,276

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-13

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

ASSETS

Investments, at value	$8,836,169	$44,387,891	$63,527,389	$26,036,415	$19,123,111

Amounts due from TIAA	—	—	—	—	1,691

Total assets	$8,836,169	$44,387,891	$63,527,389	$26,036,415	$19,124,802

LIABILITIES

Amounts due to TIAA	$7,435	$82,822	$24,392	$14,503	$—

Total liabilities	$7,435	$82,822	$24,392	$14,503	$—

NET ASSETS

Accumulation fund	$8,828,734	$44,305,069	$63,502,997	$26,021,912	$19,124,802

Net assets	$8,828,734	$44,305,069	$63,502,997	$26,021,912	$19,124,802

Investments, at cost	$8,329,626	$39,756,604	$69,546,160	$26,306,018	$18,092,819

Shares held in corresponding Funds	504,060	4,421,105	7,124,301	1,097,657	752,286

UNIT VALUE

Intelligent Variable Annuity

Band 1	$47.67	$34.68	$17.11	$25.32	$33.38

Band 2	48.84	35.16	17.53	25.69	33.87

Band 3	49.63	35.48	17.81	25.95	34.21

Band 4	50.84	35.96	18.25	26.34	34.72

Band 5	46.91	34.37	16.84	25.07	33.05

Band 6	48.06	34.84	17.25	25.44	33.54

Band 7	48.84	35.16	17.53	25.69	33.87

Band 8	50.03	35.64	17.95	26.08	34.38

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Accounti	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$95,033	$687,913	$2,499,492	$682,220	$576,520

Expenses

Administrative expenses	8,476	42,395	61,132	25,852	18,374

Mortality and expense risk charges	2,730	88,356	73,311	59,657	42,419

Guaranteed minimum death benefits	2,687	18,343	24,923	9,952	5,724

Total expenses	13,893	149,094	159,366	95,461	66,517

Net investment income (loss)	81,140	538,819	2,340,126	586,759	510,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	86,949	377,914	(3,168,858)	(886,859)	702,561

Capital gain distributions	233,526	—	—	—	—

Net realized gain (loss)	320,475	377,914	(3,168,858)	(886,859)	702,561

Net change in unrealized appreciation (depreciation) on investments	506,125	4,952,195	4,439,080	1,548,344	1,483,977

Net realized and unrealized gain (loss) on investments	826,600	5,330,109	1,270,222	661,485	2,186,538

Net increase (decrease) in net assets from operations	$907,740	$5,868,928	$3,610,348	$1,248,244	$2,696,541

B-14	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS

Investments, at value	$26,582,880	$5,906,973	$1,012,051	$9,495,903	$3,445,913

Amounts due from TIAA	9,639	6,917	—	—	—

Total assets	$26,592,519	$5,913,890	$1,012,051	$9,495,903	$3,445,913

LIABILITIES

Amounts due to TIAA	$—	$—	$—	$—	$6,252

Total liabilities	$—	$—	$—	$—	$6,252

NET ASSETS

Accumulation fund	$26,592,519	$5,913,890	$1,012,051	$9,495,903	$3,439,661

Net assets	$26,592,519	$5,913,890	$1,012,051	$9,495,903	$3,439,661

Investments, at cost	$26,990,881	$5,913,862	$985,228	$8,941,518	$3,675,860

Shares held in corresponding Funds	846,858	275,127	16,786	419,616	106,850

UNIT VALUE

Intelligent Variable Annuity

Band 1	$52.39	$42.40	$—	$54.80	$81.59

Band 2	53.17	43.43	—	56.14	83.58

Band 3	53.70	44.14	—	57.05	84.94

Band 4	54.50	45.21	132.56	58.44	87.01

Band 5	51.88	41.72	—	53.93	80.29

Band 6	52.65	42.74	—	55.24	82.25

Band 7	53.17	43.43	—	56.14	83.58

Band 8	53.96	44.49	130.45	57.51	85.62

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

INVESTMENT INCOME

Dividends	$259,218	$44,800	$—	$26,141	$125,458

Expenses

Administrative expenses	25,177	5,622	884	8,729	3,678

Mortality and expense risk charges	56,646	6,170	6	9,777	3,693

Guaranteed minimum death benefits	8,135	1,517	265	3,824	1,706

Total expenses	89,958	13,309	1,155	22,330	9,077

Net investment income (loss)	169,260	31,491	(1,155)	3,811	116,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	894,198	(140,094)	(3,096)	(1,020,457)	(113,045)

Capital gain distributions	1,720,639	247,597	69,755	452,241	194,127

Net realized gain (loss)	2,614,837	107,503	66,659	(568,216)	81,082

Net change in unrealized appreciation (depreciation) on investments	1,074,918	581,605	202,513	2,404,155	(291,712)

Net realized and unrealized gain (loss) on investments	3,689,755	689,108	269,172	1,835,939	(210,630)

Net increase (decrease) in net assets from operations	$3,859,015	$720,599	$268,017	$1,839,750	$(94,249)

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-15

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

ASSETS

Investments, at value	$45,148,119	$2,256,786	$3,779,130	$2,925,972	$41,403,433

Total assets	$45,148,119	$2,256,786	$3,779,130	$2,925,972	$41,403,433

LIABILITIES

Amounts due to TIAA	$89,001	$—	$—	$—	$73,901

Total liabilities	$89,001	$—	$—	$—	$73,901

NET ASSETS

Accumulation fund	$45,059,118	$2,256,786	$3,779,130	$2,925,972	$41,329,532

Net assets	$45,059,118	$2,256,786	$3,779,130	$2,925,972	$41,329,532

Investments, at cost	$44,500,309	$1,975,925	$4,179,720	$3,778,128	$44,596,184

Shares held in corresponding Funds	2,864,728	67,670	410,775	549,995	3,924,496

UNIT VALUE

Intelligent Variable Annuity

Band 1	$40.28	$57.97	$23.30	$22.30	$31.27

Band 2	41.27	59.38	23.87	22.64	31.75

Band 3	41.93	60.34	24.25	22.88	32.07

Band 4	42.96	61.81	24.84	23.23	32.56

Band 5	39.64	57.04	22.93	22.08	30.95

Band 6	40.61	58.43	23.49	22.42	31.42

Band 7	41.27	59.38	23.87	22.64	31.75

Band 8	42.27	60.83	24.45	22.99	32.23

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$440,619	$7,006	$123,111	$497,457	$2,283,202

Expenses

Administrative expenses	41,759	2,031	4,041	3,158	38,940

Mortality and expense risk charges	79,667	1,777	2,377	5,234	83,090

Guaranteed minimum death benefits	18,104	554	1,228	1,254	16,455

Total expenses	139,530	4,362	7,646	9,646	138,485

Net investment income (loss)	301,089	2,644	115,465	487,811	2,144,717

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	281,089	40,024	(253,541)	(683,919)	(2,325,694)

Capital gain distributions	2,223,680	33,059	—	—	—

Net realized gain (loss)	2,504,769	73,083	(253,541)	(683,919)	(2,325,694)

Net change in unrealized appreciation (depreciation) on investments	1,607,814	412,014	441,266	(56,547)	4,259,083

Net realized and unrealized gain (loss) on investments	4,112,583	485,097	187,725	(740,466)	1,933,389

Net increase (decrease) in net assets from operations	$4,413,672	$487,741	$303,190	$(252,655)	$4,078,106

B-16	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account

ASSETS

Investments, at value	$5,915,047	$101,338,432	$98,576,277	$8,894,402	$3,092,379

Total assets	$5,915,047	$101,338,432	$98,576,277	$8,894,402	$3,092,379

LIABILITIES

Amounts due to TIAA	$—	$138,205	$173,910	$—	$—

Total liabilities	$—	$138,205	$173,910	$—	$—

NET ASSETS

Accumulation fund	$5,915,047	$101,200,227	$98,402,367	$8,894,402	$3,092,379

Net assets	$5,915,047	$101,200,227	$98,402,367	$8,894,402	$3,092,379

Investments, at cost	$6,358,834	$110,655,329	$98,340,134	$8,309,971	$2,631,294

Shares held in corresponding Funds	614,870	$8,758,724	3,583,289	141,114	76,431

UNIT VALUE

Intelligent Variable Annuity

Band 1	$18.44	$19.59	$60.17	$—	$61.79

Band 2	18.89	20.06	61.63	—	63.30

Band 3	19.20	20.39	62.63	—	64.32

Band 4	19.66	20.89	64.16	89.54	65.89

Band 5	18.15	19.27	59.21	—	60.81

Band 6	18.59	19.74	60.65	84.65	62.29

Band 7	18.89	20.06	61.63	—	63.30

Band 8	19.35	20.55	63.13	88.12	64.84

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account

INVESTMENT INCOME

Dividends	$134,571	$3,141,912	$1,946,648	$—	$—

Expenses

Administrative expenses	5,598	99,898	92,503	7,938	3,134

Mortality and expense risk charges	5,038	173,374	148,158	1,561	2,661

Guaranteed minimum death benefits	1,080	39,616	36,804	2,888	1,066

Total expenses	11,716	312,888	277,465	12,387	6,861

Net investment income (loss)	122,855	2,829,024	1,669,183	(12,387)	(6,861)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(330,811)	(3,327,014)	611,395	(152,602)	294,657

Capital gain distributions	61,378	—	4,327,785	199,513	—

Net realized gain (loss)	(269,433)	(3,327,014)	4,939,180	46,911	294,657

Net change in unrealized appreciation (depreciation) on investments	433,193	3,986,087	3,246,258	1,821,100	(250,178)

Net realized and unrealized gain (loss) on investments	163,760	659,073	8,185,438	1,868,011	44,479

Net increase (decrease) in net assets from operations	$286,615	3,488,097	$9,854,621	$1,855,624	$37,618

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-17

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account (i)	PSF PGIM Jennison Focused Blend Portfolio— Class II Sub-Account †	PSF PGIM Jennison Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

ASSETS

Investments, at value	$24,831,950	$—	$8,799,801	$873,444	$9,246,176

Amounts due from TIAA	670,304	—	—	—	—

Total assets	$25,502,254	$—	$8,799,801	$873,444	$9,246,176

LIABILITIES

Amounts due to TIAA	$—	$—	$13,296	$—	$2,762

Total liabilities	$—	$—	$13,296	$—	$2,762

NET ASSETS

Accumulation fund	$25,502,254	$—	$8,786,505	$873,444	$9,243,414

Net assets	$25,502,254	$—	$8,786,505	$873,444	$9,243,414

Investments, at cost	$23,925,736	$—	$5,906,222	$1,019,513	$8,302,482

Shares held in corresponding Funds	263,693	—	180,620	95,250	964,148

UNIT VALUE

Intelligent Variable Annuity

Band 1	$59.52	$—	$65.98	$31.57	$28.94

Band 2	60.97	—	67.59	32.34	29.65

Band 3	61.96	—	—	32.86	30.13

Band 4	63.47	—	70.36	33.66	30.86

Band 5	58.57	—	64.93	31.06	28.48

Band 6	60.00	—	66.52	31.82	29.18

Band 7	60.97	—	67.59	32.34	29.65

Band 8	62.46	—	69.24	33.12	30.37

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account (i)	PSF PGIM Jennison Focused Blend Portfolio— Class II Sub-Account †	PSF PGIM Jennison Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$—	$—	$71,320

Expenses

Administrative expenses	1,436	21,703	8,242	808	7,881

Mortality and expense risk charges	1,589	31,391	2,670	469	4,405

Guaranteed minimum death benefits	479	7,215	2,949	188	2,455

Total expenses	3,504	60,309	13,861	1,465	14,741

Net investment income (loss)	(3,504)	(60,309)	(13,861)	(1,465)	56,579

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	46,633	6,596,077	176,860	(47,670)	396,432

Capital gain distributions	—	—	—	—	740,676

Net realized gain (loss)	46,633	6,596,077	176,860	(47,670)	1,137,108

Net change in unrealized appreciation (depreciation) on investments	906,214	(1,193,642)	980,441	179,850	706,164

Net realized and unrealized gain (loss) on investments	952,847	5,402,435	1,157,301	132,180	1,843,272

Net increase (decrease) in net assets from operations	$949,343	$5,342,126	$1,143,440	$130,715	$1,899,851

(i)	For the period December 8, 2023 (commencement of operations) to December 31, 2023.
†	PSF PGIM Jennison Focused Blend Portfolio—Class II Sub-Account merged into PSF PGIM Jennison Blend Portfolio—Class II Sub-Account on December 8, 2023.

B-18	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

ASSETS

Investments, at value	$6,907,112	$52,452,550	$26,156,686	$4,283,842	$20,826,492

Total assets	$6,907,112	$52,452,550	$26,156,686	$4,283,842	$20,826,492

LIABILITIES

Amounts due to TIAA	$—	$125,060	$9,727	$—	$11,552

Total liabilities	$—	$125,060	$9,727	$—	$11,552

NET ASSETS

Accumulation fund	$6,907,112	$52,327,490	$26,146,959	$4,283,842	$20,814,940

Net assets	$6,907,112	$52,327,490	$26,146,959	$4,283,842	$20,814,940

Investments, at cost	$7,219,798	$53,357,186	$26,904,902	$4,196,085	$18,463,706

Shares held in corresponding Funds	124,880	11,255,912	3,151,408	183,935	449,040

UNIT VALUE

Intelligent Variable Annuity

Band 1	$53.45	$27.47	$17.68	$34.54	$68.18

Band 2	54.18	27.96	18.11	34.73	69.11

Band 3	54.67	28.30	18.40	34.86	69.74

Band 4	55.42	28.80	18.85	35.05	70.69

Band 5	52.96	27.15	17.40	34.41	67.57

Band 6	53.69	27.63	17.82	34.60	68.49

Band 7	54.18	27.96	18.11	—	69.11

Band 8	54.92	28.54	18.55	34.92	70.05

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$1,754,911	$551,730	$81,770	$190,672

Expenses

Administrative expenses	6,864	52,973	23,989	4,018	18,509

Mortality and expense risk charges	11,784	97,534	41,496	7,697	21,086

Guaranteed minimum death benefits	3,983	24,646	8,174	893	2,491

Total expenses	22,631	175,153	73,659	12,608	42,086

Net investment income (loss)	(22,631)	1,579,758	478,071	69,162	148,586

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(42,007)	(1,248,974)	(2,224,783)	(395,104)	172,137

Capital gain distributions	240,154	—	17,865	158,463	918,605

Net realized gain (loss)	198,147	(1,248,974)	(2,206,918)	(236,641)	1,090,742

Net change in unrealized appreciation (depreciation) on investments	(4,476)	2,039,932	4,534,660	688,773	3,265,123

Net realized and unrealized gain (loss) on investments	193,671	790,958	2,327,742	452,132	4,355,865

Net increase (decrease) in net assets from operations	$171,040	$2,370,716	$2,805,813	$521,294	$4,504,451

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-19

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account

ASSETS

Investments, at value	$2,894,250	$179,988,664	$3,008,322	$56,792,240	$4,135,267

Amounts due from TIAA	—	566	—	—	—

Total assets	$2,894,250	$179,989,230	$3,008,322	$56,792,240	$4,135,267

LIABILITIES

Amounts due to TIAA	$—	$—	$—	$57,027	$—

Total liabilities	$—	$—	$—	$57,027	$—

NET ASSETS

Accumulation fund	$2,894,250	$179,989,230	$3,008,322	$56,735,213	$4,135,267

Net assets	$2,894,250	$179,989,230	$3,008,322	$56,735,213	$4,135,267

Investments, at cost	$3,011,846	$143,644,782	$2,969,287	$56,861,003	$3,914,912

Shares held in corresponding Funds	118,423	2,955,964	161,738	7,705,867	168,306

UNIT VALUE

Intelligent Variable Annuity

Band 1	$28.93	$66.54	$22.86	$35.62	$33.57

Band 2	29.09	67.45	22.98	36.10	33.76

Band 3	29.20	68.06	23.07	36.43	33.88

Band 4	29.36	68.99	23.19	36.93	34.07

Band 5	28.83	65.94	—	35.30	33.45

Band 6	28.99	66.84	22.90	35.78	33.63

Band 7	29.09	67.45	22.98	36.10	33.76

Band 8	29.25	68.37	23.11	36.60	33.94
Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$54,153	$2,197,541	$39,168	$2,603,717	$72,045

Expenses

Administrative expenses	2,725	159,106	2,557	53,339	4,331

Mortality and expense risk charges	5,493	219,848	2,830	109,551	7,376

Guaranteed minimum death benefits	772	26,441	381	20,822	1,815

Total expenses	8,990	405,395	5,768	183,712	13,522

Net investment income (loss)	45,163	1,792,146	33,400	2,420,005	58,523

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(113,120)	4,769,400	(166,909)	(1,449,914)	(854,744)

Capital gain distributions	70,091	4,867,051	3,412	—	155,361

Net realized gain (loss)	(43,029)	9,636,451	(163,497)	(1,449,914)	(699,383)

Net change in unrealized appreciation (depreciation) on investments	309,218	25,306,767	271,975	4,775,648	1,264,923

Net realized and unrealized gain (loss) on investments	266,189	34,943,218	108,478	3,325,734	565,540

Net increase (decrease) in net assets from operations	$311,352	$36,735,364	$141,878	$5,745,739	$624,063

B-20	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$94,654,377	$5,044,191	$36,324,154	$21,914,547	$276,977,817

Total assets	$94,654,377	$5,044,191	$36,324,154	$21,914,547	$276,977,817

LIABILITIES

Amounts due to TIAA	$69,480	$—	$61,180	$14,685	$47,405

Total liabilities	$69,480	$—	$61,180	$14,685	$47,405

NET ASSETS

Accumulation fund	$94,584,897	$5,044,191	$36,262,974	$21,899,862	$276,930,412

Net assets	$94,584,897	$5,044,191	$36,262,974	$21,899,862	$276,930,412

Investments, at cost	$91,749,114	$4,918,292	$38,496,945	$22,415,125	$296,169,829

Shares held in corresponding Funds	3,955,469	173,280	3,047,328	1,244,438	26,056,239

UNIT VALUE

Intelligent Variable Annuity

Band 1	$52.86	$32.37	$37.74	$51.42	$26.69

Band 2	53.58	32.55	38.26	52.12	27.05

Band 3	54.07	32.67	38.60	52.60	27.30

Band 4	54.81	—	39.13	53.32	27.67

Band 5	52.39	32.25	37.40	50.96	26.45

Band 6	53.10	32.43	37.91	51.65	26.81

Band 7	53.58	32.55	38.26	52.12	27.05

Band 8	54.32	32.73	38.78	52.84	27.42

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,229,940	$102,688	$805,451	$75,898	$6,404,445

Expenses

Administrative expenses	86,808	4,846	33,001	19,411	262,069

Mortality and expense risk charges	170,527	10,768	62,350	34,243	521,256

Guaranteed minimum death benefits	33,598	1,937	9,687	6,903	97,551

Total expenses	290,933	17,551	105,038	60,557	880,876

Net investment income (loss)	939,007	85,137	700,413	15,341	5,523,569

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(342,904)	(137,749)	(787,592)	(811,916)	(11,255,403)

Capital gain distributions	1,543,468	163,671	1,519,536	—	—

Net realized gain (loss)	1,200,564	25,922	731,944	(811,916)	(11,255,403)

Net change in unrealized appreciation (depreciation) on investments	10,756,957	596,567	2,358,673	4,264,173	19,252,977

Net realized and unrealized gain (loss) on investments	11,957,521	622,489	3,090,617	3,452,257	7,997,574

Net increase (decrease) in net assets from operations	$12,896,528	$707,626	$3,791,030	$3,467,598	$13,521,143

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-21

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2023

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account

ASSETS

Investments, at value	$21,959,709	$29,074,568	$8,159,150	$12,285,785	$—

Total assets	$21,959,709	$29,074,568	$8,159,150	$12,285,785	$—

LIABILITIES

Amounts due to TIAA	$—	$—	$13,388	$13,093	$—

Total liabilities	$—	$—	$13,388	$13,093	$—

NET ASSETS

Accumulation fund	$21,959,709	$29,074,568	$8,145,762	$12,272,692	$—

Net assets	$21,959,709	$29,074,568	$8,145,762	$12,272,692	$—

Investments, at cost	$22,201,387	$27,500,291	$8,184,722	$12,755,448	$—

Shares held in corresponding Funds	1,041,238	587,959	793,692	602,835	—

UNIT VALUE

Intelligent Variable Annuity

Band 1	$35.94	$43.38	$49.88	$74.09	$—

Band 2	36.14	43.62	50.92	75.90	—

Band 3	36.27	43.78	51.62	77.13	—

Band 4	36.47	44.02	52.69	79.01	—

Band 5	35.81	43.22	49.21	72.91	—

Band 6	36.00	43.46	50.23	74.69	—

Band 7	36.14	43.62	50.92	75.90	—

Band 8	36.34	43.86	51.97	77.75	—

Statements of Operations

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended December 31, 2023

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account ‡

INVESTMENT INCOME

Dividends	$572,480	$269,837	$147,416	$37,174	$—

Expenses

Administrative expenses	19,971	24,680	7,266	11,495	553

Mortality and expense risk charges	32,743	42,762	9,409	12,639	200

Guaranteed minimum death benefits	4,660	5,375	2,690	4,253	171

Total expenses	57,374	72,817	19,365	28,387	924

Net investment income (loss)	515,106	197,020	128,051	8,787	(924)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(1,194,642)	(1,061,597)	(182,506)	(1,210,319)	(1,112,625)

Capital gain distributions	239,726	1,315,113	75,921	—	—

Net realized gain (loss)	(954,916)	253,516	(106,585)	(1,210,319)	(1,112,625)

Net change in unrealized appreciation (depreciation) on investments	3,360,925	5,277,424	880,064	3,008,432	1,264,034

Net realized and unrealized gain (loss) on investments	2,406,009	5,530,940	773,479	1,798,113	151,409

Net increase (decrease) in net assets from operations	$2,921,115	$5,727,960	$901,530	$1,806,900	$150,485

‡	Wanger Select merged operations with Wanger Acorn on April 21, 2023.

B-22	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

concluded

	Wanger Acorn Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$6,011,750	$12,750,257

Amounts due from TIAA	1,874	—

Total assets	$6,013,624	$12,750,257

LIABILITIES

Amounts due to TIAA	$—	$19,363

Total liabilities	$—	$19,363

NET ASSETS

Accumulation fund	$6,013,624	$12,730,894

Net assets	$6,013,624	$12,730,894

Investments, at cost	$5,386,559	$13,834,471

Shares held in corresponding Funds	450,994	2,117,983

UNIT VALUE

Intelligent Variable Annuity

Band 1	$109.94	$19.02

Band 2	112.62	19.49

Band 3	114.45	19.80

Band 4	117.24	20.28

Band 5	108.19	18.72

Band 6	110.83	19.18

Band 7	112.62	19.49

Band 8	115.37	19.96

	Wanger Acorn Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$—	$685,625

Expenses

Administrative expenses	5,019	12,407

Mortality and expense risk charges	6,771	22,077

Guaranteed minimum death benefits	1,821	4,914

Total expenses	13,611	39,398

Net investment income (loss)	(13,611)	646,227

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(440,696)	(920,943)

Capital gain distributions	—	—

Net realized gain (loss)	(440,696)	(920,943)

Net change in unrealized appreciation (depreciation) on investments	1,390,499	1,439,060

Net realized and unrealized gain (loss) on investments	949,803	518,117

Net increase (decrease) in net assets from operations	$936,192	$1,164,344

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-23

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$1,272,233	$1,408,681	$4,273,056	$3,043,416

Net realized gain (loss)	1,237,696	4,065,029	(6,424,126)	(3,729,037)

Net change in unrealized appreciation (depreciation) on investments	6,159,332	(18,009,954)	11,074,108	(23,786,256)

Net increase (decrease) in net assets from operations	8,669,261	(12,536,244)	8,923,038	(24,471,877)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,526,466	610,267	4,411,886	3,649,423

Net contractowner transfers	(2,050,246)	(2,723,387)	1,898,229	(411,530)

Withdrawals and death benefits (b)	(2,720,799)	(2,478,857)	(8,547,608)	(8,374,519)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,244,579)	(4,591,977)	(2,237,493)	(5,136,626)

Net increase (decrease) in net assets	5,424,682	(17,128,221)	6,685,545	(29,608,503)

NET ASSETS

Beginning of period	58,561,454	75,689,675	152,012,541	181,621,044

End of period	$63,986,136	$58,561,454	$158,698,086	$152,012,541

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,598,362	1,715,961	3,672,670	3,803,346

Units purchased	38,214	15,745	105,919	85,680

Units sold/transferred	(123,871)	(133,344)	(173,489)	(216,356)

End of period	1,512,705	1,598,362	3,605,100	3,672,670

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(250,991)	$(545,928)	$877,434	$358,697

Net realized gain (loss)	(2,531,171)	12,039,364	32,730,991	23,637,590

Net change in unrealized appreciation (depreciation) on investments	44,863,100	(59,819,441)	7,220,726	(65,006,758)

Net increase (decrease) in net assets from operations	42,080,938	(48,326,005)	40,829,151	(41,010,471)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,230,865	2,102,118	567,129	684,607

Net contractowner transfers	2,358,101	3,089,453	565,253	(506,003)

Annuity payments	(1,899,370)	(2,109,834)	(3,749,619)	(4,257,485)

Withdrawals and death benefits (b)	(9,401,034)	(7,133,510)	(8,727,667)	(11,360,689)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,711,438)	(4,051,773)	(11,344,904)	(15,439,570)

Net increase (decrease) in net assets	35,369,500	(52,377,778)	29,484,247	(56,450,041)

NET ASSETS

Beginning of period	94,184,170	146,561,948	130,125,677	186,575,718

End of period	$129,553,670	$94,184,170	$159,609,924	$130,125,677

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,379,861	1,448,227	1,176,754	1,305,937

Units purchased	28,814	29,204	5,148	6,456

Units sold/transferred	(109,529)	(97,570)	(95,353)	(135,639)

End of period	1,299,146	1,379,861	1,086,549	1,176,754

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-25

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$1,824,182	$2,712,044	$812,131	$564,018

Net realized gain (loss)	2,762,991	1,956,111	3,550,064	7,403,412

Net change in unrealized appreciation (depreciation) on investments	11,025,269	(24,280,244)	4,231,694	(14,066,190)

Net increase (decrease) in net assets from operations	15,612,442	(19,612,089)	8,593,889	(6,098,760)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,333,255	5,534,919	277,662	876,144

Net contractowner transfers	116,887	4,826,178	(1,498,053)	(2,417,772)

Annuity payments	(762,076)	(845,633)	(1,341,290)	(1,204,352)

Withdrawals and death benefits (b)	(5,281,136)	(5,751,953)	(3,605,317)	(3,769,244)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,593,070)	3,763,511	(6,166,998)	(6,515,224)

Net increase (decrease) in net assets	14,019,372	(15,848,578)	2,426,891	(12,613,984)

NET ASSETS

Beginning of period	98,856,093	114,704,671	66,549,459	79,163,443

End of period	$112,875,465	$98,856,093	$68,976,350	$66,549,459

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,612,772	2,516,920	483,240	540,396

Units purchased	111,720	153,310	2,128	7,350

Units sold/transferred	(156,206)	(57,458)	(52,796)	(64,506)

End of period	2,568,286	2,612,772	432,572	483,240

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$4,626,375	$1,146,045	$1,301,407	$778,653

Net realized gain (loss)	—	—	(1,913,369)	8,711,400

Net change in unrealized appreciation (depreciation) on investments	—	—	7,286,170	(37,660,600)

Net increase (decrease) in net assets from operations	4,626,375	1,146,045	6,674,208	(28,170,547)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	31,602,072	22,913,597	270,372	508,310

Net contractowner transfers	6,834,224	28,048,444	(1,591,506)	453,901

Annuity payments	—	—	(1,195,227)	(1,366,615)

Withdrawals and death benefits (b)	(41,856,890)	(28,875,182)	(5,430,898)	(4,943,850)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,420,594)	22,086,859	(7,947,259)	(5,348,254)

Net increase (decrease) in net assets	1,205,781	23,232,904	(1,273,051)	(33,518,801)

NET ASSETS

Beginning of period	105,243,855	82,010,951	64,943,469	98,462,270

End of period	$106,449,636	$105,243,855	$63,670,418	$64,943,469

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	8,794,153	6,947,147	440,546	483,174

Units purchased	2,634,251	1,978,748	2,008	3,246

Units sold/transferred	(2,948,969)	(131,742)	(59,641)	(45,874)

End of period	8,479,435	8,794,153	382,913	440,546

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-27

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$206,770	$(7,163)	$741,290	$609,026

Net realized gain (loss)	92,607	11,043,896	3,408,076	13,008,148

Net change in unrealized appreciation (depreciation) on investments	8,737,803	(21,475,657)	11,537,605	(31,041,278)

Net increase (decrease) in net assets from operations	9,037,180	(10,438,924)	15,686,971	(17,424,104)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	397,560	503,008	245,289	767,997

Net contractowner transfers	1,601,689	(1,597,229)	(68,269)	101,860

Annuity payments	(902,477)	(1,047,574)	(1,049,756)	(1,154,368)

Withdrawals and death benefits (b)	(3,349,123)	(3,215,070)	(3,429,672)	(6,383,212)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,252,351)	(5,356,865)	(4,302,408)	(6,667,723)

Net increase (decrease) in net assets	6,784,829	(15,795,789)	11,384,563	(24,091,827)

NET ASSETS

Beginning of period	51,364,011	67,159,800	73,491,545	97,583,372

End of period	$58,148,840	$51,364,011	$84,876,108	$73,491,545

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	313,109	347,124	681,123	747,930

Units purchased	2,554	3,212	2,306	7,072

Units sold/transferred	(19,877)	(37,227)	(37,351)	(73,879)

End of period	295,786	313,109	646,078	681,123

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$5,761,533	$4,975,492	$18,758	$24,223

Net realized gain (loss)	41,932,005	53,949,569	173,320	413,355

Net change in unrealized appreciation (depreciation) on investments	79,942,279	(189,862,304)	589,819	(1,415,313)

Net increase (decrease) in net assets from operations	127,635,817	(130,937,243)	781,897	(977,735)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,900,698	11,436,684	5,080	35,026

Net contractowner transfers	(3,759,910)	2,717,944	(3,185)	(57,020)

Annuity payments	(7,360,426)	(8,008,697)	—	—

Withdrawals and death benefits (b)	(35,038,112)	(28,852,653)	(321,044)	(150,510)

Net increase (decrease) in net assets resulting from contractowner transactions	(41,257,750)	(22,706,722)	(319,149)	(172,504)

Net increase (decrease) in net assets	86,378,067	(153,643,965)	462,748	(1,150,239)

NET ASSETS

Beginning of period	522,030,183	675,674,148	4,062,223	5,212,462

End of period	$608,408,250	$522,030,183	$4,524,971	$4,062,223

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,994,853	4,136,819	105,549	109,514

Units purchased	36,945	89,107	120	908

Units sold/transferred	(338,882)	(231,073)	(7,697)	(4,873)

End of period	3,692,916	3,994,853	97,972	105,549

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-29

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(15,561)	$30,553	$(16,136)	$(18,269)

Net realized gain (loss)	(2,543,448)	91,133	(1,031,797)	(570,740)

Net change in unrealized appreciation (depreciation) on investments	8,800,096	(9,796,343)	1,471,818	(1,646,412)

Net increase (decrease) in net assets from operations	6,241,087	(9,674,657)	423,885	(2,235,421)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	475,420	771,007	103,092	336,498

Net contractowner transfers	(1,006,242)	1,200,437	(220,658)	(252,848)

Withdrawals and death benefits (b)	(1,647,536)	(1,299,735)	(316,219)	(100,362)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,178,358)	671,709	(433,785)	(16,712)

Net increase (decrease) in net assets	4,062,729	(9,002,948)	(9,900)	(2,252,133)

NET ASSETS

Beginning of period	26,624,885	35,627,833	5,351,516	7,603,649

End of period	$30,687,614	$26,624,885	$5,341,616	$5,351,516

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	622,097	609,525	94,368	94,915

Units purchased	10,349	15,227	1,811	5,235

Units sold/transferred	(55,276)	(2,655)	(9,522)	(5,782)

End of period	577,170	622,097	86,657	94,368

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account		Delaware VIP International Series—Standard Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$135,188	$132,431	$466,678	$477,027

Net realized gain (loss)	(78,397)	30,499	(2,335,351)	612,127

Net change in unrealized appreciation (depreciation) on investments	(131,651)	(65,372)	7,292,569	(9,679,423)

Net increase (decrease) in net assets from operations	(74,860)	97,558	5,423,896	(8,590,269)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	25,274	9,742	394,870	640,789

Net contractowner transfers	(351,636)	349,707	(2,779,815)	1,891,503

Withdrawals and death benefits (b)	(36,981)	(19,205)	(1,955,331)	(1,664,530)

Net increase (decrease) in net assets resulting from contractowner transactions	(363,343)	340,244	(4,340,276)	867,762

Net increase (decrease) in net assets	(438,203)	437,802	1,083,620	(7,722,507)

NET ASSETS

Beginning of period	999,070	561,268	41,320,729	49,043,236

End of period	$560,867	$999,070	$42,404,349	$41,320,729

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	41,743	27,126	2,610,053	2,553,893

Units purchased	1,189	403	22,821	39,113

Units sold/transferred	(17,070)	14,214	(281,929)	17,047

End of period	25,862	41,743	2,350,945	2,610,053

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-31

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$198,754	$165,474	$200,898	$165,185

Net realized gain (loss)	2,208,927	4,528,868	526,312	992,767

Net change in unrealized appreciation (depreciation) on investments	391,234	(9,247,505)	1,248,258	(2,988,846)

Net increase (decrease) in net assets from operations	2,798,915	(4,553,163)	1,975,468	(1,830,894)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	446,068	615,697	148,261	132,186

Net contractowner transfers	(132,813)	(1,812,188)	(529,769)	(332,568)

Withdrawals and death benefits (b)	(1,620,402)	(1,383,270)	(941,430)	(733,496)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,307,147)	(2,579,761)	(1,322,938)	(933,878)

Net increase (decrease) in net assets	1,491,768	(7,132,924)	652,530	(2,764,772)

NET ASSETS

Beginning of period	30,835,767	37,968,691	10,750,895	13,515,667

End of period	$32,327,535	$30,835,767	$11,403,425	$10,750,895

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	340,344	367,649	291,064	314,855

Units purchased	4,955	6,650	3,835	3,894

Units sold/transferred	(19,958)	(33,955)	(37,143)	(27,685)

End of period	325,341	340,344	257,756	291,064

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$2,049,613	$695,612	$992,291	$442,102

Net realized gain (loss)	(829,822)	(1,014,112)	307,588	1,371,840

Net change in unrealized appreciation (depreciation) on investments	1,307,437	(3,629,604)	4,265,188	(6,868,289)

Net increase (decrease) in net assets from operations	2,527,228	(3,948,104)	5,565,067	(5,054,347)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,944,046	754,600	177,087	1,341,267

Net contractowner transfers	365,931	(42,609)	1,711,687	(1,599,230)

Withdrawals and death benefits (b)	(2,080,940)	(3,535,199)	(1,724,934)	(1,705,102)

Net increase (decrease) in net assets resulting from contractowner transactions	229,037	(2,823,208)	163,840	(1,963,065)

Net increase (decrease) in net assets	2,756,265	(6,771,312)	5,728,907	(7,017,412)

NET ASSETS

Beginning of period	53,594,444	60,365,756	38,555,666	45,573,078

End of period	$56,350,709	$53,594,444	$44,284,573	$38,555,666

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,999,143	2,102,229	987,032	1,033,984

Units purchased	72,159	28,452	4,227	32,200

Units sold/transferred	(68,035)	(131,538)	(1,850)	(79,152)

End of period	2,003,267	1,999,143	989,409	987,032

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-33

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$1,293,146	$1,032,894	$4,193,214	$3,351,088

Net realized gain (loss)	325,999	(344,783)	6,043,089	3,173,064

Net change in unrealized appreciation (depreciation) on investments	4,377,187	(10,222,694)	5,201,975	(10,101,699)

Net increase (decrease) in net assets from operations	5,996,332	(9,534,583)	15,438,278	(3,577,547)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	590,936	988,788	1,055,029	1,800,697

Net contractowner transfers	(1,573,369)	2,118,370	(6,751,016)	(2,867,053)

Withdrawals and death benefits (b)	(2,009,044)	(2,234,781)	(4,534,086)	(3,573,081)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,991,477)	872,377	(10,230,073)	(4,639,437)

Net increase (decrease) in net assets	3,004,855	(8,662,206)	5,208,205	(8,216,984)

NET ASSETS

Beginning of period	45,207,790	53,869,996	93,245,997	101,462,981

End of period	$48,212,645	$45,207,790	$98,454,202	$93,245,997

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	993,935	971,761	2,290,830	2,397,960

Units purchased	12,370	21,557	23,815	45,300

Units sold/transferred	(75,782)	617	(259,080)	(152,430)

End of period	930,523	993,935	2,055,565	2,290,830

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$2,690,950	$743,816	$1,359,837	$1,278,293

Net realized gain (loss)	(176,129)	(488,577)	5,340,974	4,663,708

Net change in unrealized appreciation (depreciation) on investments	1,058,485	(1,522,321)	303,728	(9,735,421)

Net increase (decrease) in net assets from operations	3,573,306	(1,267,082)	7,004,539	(3,793,420)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,521,700	1,678,976	770,031	1,457,248

Net contractowner transfers	2,714,084	(3,743,898)	997,905	(1,827,140)

Withdrawals and death benefits (b)	(6,675,562)	(3,239,526)	(3,247,681)	(2,834,109)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,439,778)	(5,304,448)	(1,479,745)	(3,204,001)

Net increase (decrease) in net assets	1,133,528	(6,571,530)	5,524,794	(6,997,421)

NET ASSETS

Beginning of period	77,670,460	84,241,990	66,870,678	73,868,099

End of period	$78,803,988	$77,670,460	$72,395,472	$66,870,678

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,027,383	3,235,121	918,693	962,246

Units purchased	58,314	66,057	10,301	20,365

Units sold/transferred	(154,511)	(273,795)	(31,001)	(63,918)

End of period	2,931,186	3,027,383	897,993	918,693

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-35

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA US Targeted Value Portfolio Sub-Account		Franklin Income VIP Fund—Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$592,612	$444,889	$430,295	$516,111

Net realized gain (loss)	7,168,059	8,915,099	380,657	197,441

Net change in unrealized appreciation (depreciation) on investments	809,696	(11,606,845)	(135,526)	(1,426,858)

Net increase (decrease) in net assets from operations	8,570,367	(2,246,857)	$675,426	(713,306)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	625,087	1,101,504	20,547	53,191

Net contractowner transfers	(1,480,798)	(3,468,703)	(289,622)	(271,810)

Withdrawals and death benefits (b)	(1,712,387)	(2,453,804)	(1,231,371)	(1,109,203)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,568,098)	(4,821,003)	(1,500,446)	(1,327,822)

Net increase (decrease) in net assets	6,002,269	(7,067,860)	(825,020)	(2,041,128)

NET ASSETS

Beginning of period	44,642,759	51,710,619	8,710,851	10,751,979

End of period	$50,645,028	$44,642,759	$7,885,831	$8,710,851

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	595,812	659,196	232,276	271,861

Units purchased	8,174	15,035	518	1,398

Units sold/transferred	(40,042)	(78,419)	(39,979)	(40,983)

End of period	563,944	595,812	192,815	232,276

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund— Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$42,286	$44,484	$(38,849)	$(38,102)

Net realized gain (loss)	138,139	255,759	(2,308,084)	1,282,943

Net change in unrealized appreciation (depreciation) on investments	105,780	(479,893)	5,335,526	(6,474,257)

Net increase (decrease) in net assets from operations	286,205	(179,650)	2,988,593	(5,229,416)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,537	5,251	327,103	602,765

Net contractowner transfers	(6,767)	(79,499)	9,006	869,184

Withdrawals and death benefits (b)	(93,340)	(29,351)	(483,487)	(342,820)

Net increase (decrease) in net assets resulting from contractowner transactions	(95,570)	(103,599)	(147,378)	1,129,129

Net increase (decrease) in net assets	190,635	(283,249)	2,841,215	(4,100,287)

NET ASSETS

Beginning of period	2,180,283	2,463,532	11,179,557	15,279,844

End of period	$2,370,918	$2,180,283	$14,020,772	$11,179,557

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	55,514	58,246	169,051	152,928

Units purchased	112	130	4,502	8,844

Units sold/transferred	(2,578)	(2,862)	(7,181)	7,279

End of period	53,048	55,514	166,372	169,051

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-37

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account		Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(2,295)	$(6,030)	$24,151	$27,910

Net realized gain (loss)	(770,226)	494,465	65,696	20,857

Net change in unrealized appreciation (depreciation) on investments	4,893,024	(6,322,520)	89,429	(217,702)

Net increase (decrease) in net assets from operations	4,120,503	(5,834,085)	179,276	(168,935)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	25,278	50,108	11,265	10,632

Net contractowner transfers	1,302,000	(1,722,523)	(28,066)	(23,955)

Withdrawals and death benefits (b)	(810,646)	(608,549)	(94,440)	(30,633)

Net increase (decrease) in net assets resulting from contractowner transactions	516,632	(2,280,964)	(111,241)	(43,956)

Net increase (decrease) in net assets	4,637,135	(8,115,049)	68,035	(212,891)

NET ASSETS

Beginning of period	10,052,914	18,167,963	1,694,139	1,907,030

End of period	$14,690,049	$10,052,914	$1,762,174	$1,694,139

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	73,419	88,230	21,539	22,148

Units purchased	149	313	140	138

Units sold/transferred	3,152	(15,124)	(1,466)	(747)

End of period	76,720	73,419	20,213	21,539

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$81,140	$98,107	$538,819	$1,426,512

Net realized gain (loss)	320,475	1,035,507	377,914	304,755

Net change in unrealized appreciation (depreciation) on investments	506,125	(1,679,498)	4,952,195	(7,064,340)

Net increase (decrease) in net assets from operations	907,740	(545,884)	5,868,928	(5,333,073)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	38,753	28,452	578,929	1,712,337

Net contractowner transfers	(84,627)	(119,701)	(1,180,684)	549,940

Withdrawals and death benefits (b)	(599,777)	(326,854)	(2,257,973)	(1,703,488)

Net increase (decrease) in net assets resulting from contractowner transactions	(645,651)	(418,103)	(2,859,728)	558,789

Net increase (decrease) in net assets	262,089	(963,987)	3,009,200	(4,774,284)

NET ASSETS

Beginning of period	8,566,645	9,530,632	41,295,869	46,070,153

End of period	$8,828,734	$8,566,645	$44,305,069	$41,295,869

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	189,498	199,843	1,348,611	1,324,599

Units purchased	836	613	17,802	55,274

Units sold/transferred	(14,971)	(10,958)	(106,907)	(31,262)

End of period	175,363	189,498	1,259,506	1,348,611

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-39

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	LVIP Delaware Diversified Income Fund—Standard Class Sub-Account		Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$2,340,126	$1,952,484	$586,759	$218,895

Net realized gain (loss)	(3,168,858)	(2,530,929)	(886,859)	(794,077)

Net change in unrealized appreciation (depreciation) on investments	4,439,080	(9,564,649)	1,548,344	(1,661,981)

Net increase (decrease) in net assets from operations	3,610,348	(10,143,094)	1,248,244	(2,237,163)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	650,186	1,139,819	502,890	851,941

Net contractowner transfers	1,651,141	1,097,617	1,194,761	(971,431)

Withdrawals and death benefits (b)	(3,428,872)	(2,490,914)	(3,517,338)	(2,187,020)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,127,545)	(253,478)	(1,819,687)	(2,306,510)

Net increase (decrease) in net assets	2,482,803	(10,396,572)	(571,443)	(4,543,673)

NET ASSETS

Beginning of period	61,020,194	71,416,766	26,593,355	31,137,028

End of period	$63,502,997	$61,020,194	$26,021,912	$26,593,355

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,647,363	3,675,461	1,087,725	1,178,265

Units purchased	38,528	65,721	19,703	34,132

Units sold/transferred	(124,700)	(93,819)	(93,495)	(124,672)

End of period	3,561,191	3,647,363	1,013,933	1,087,725

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$510,003	$344,130	$169,260	$111,984

Net realized gain (loss)	702,561	268,728	2,614,837	4,066,542

Net change in unrealized appreciation (depreciation) on investments	1,483,977	(2,784,572)	1,074,918	(7,193,799)

Net increase (decrease) in net assets from operations	2,696,541	(2,171,714)	3,859,015	(3,015,273)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	608,575	708,279	565,923	894,993

Net contractowner transfers	(1,563,608)	377,443	(877,020)	(1,259,130)

Withdrawals and death benefits (b)	(1,700,144)	(993,662)	(2,489,386)	(1,460,805)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,655,177)	92,060	(2,800,483)	(1,824,942)

Net increase (decrease) in net assets	41,364	(2,079,654)	1,058,532	(4,840,215)

NET ASSETS

Beginning of period	19,083,438	21,163,092	25,533,987	30,374,202

End of period	$19,124,802	$19,083,438	$26,592,519	$25,533,987

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	650,171	641,126	557,467	595,705

Units purchased	19,766	24,097	11,903	19,386

Units sold/transferred	(105,054)	(15,052)	(69,157)	(57,624)

End of period	564,883	650,171	500,213	557,467

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-41

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$31,491	$16,298	$(1,155)	$(1,889)

Net realized gain (loss)	107,503	329,098	66,659	62,312

Net change in unrealized appreciation (depreciation) on investments	581,605	(1,520,681)	202,513	(429,692)

Net increase (decrease) in net assets from operations	720,599	(1,175,285)	268,017	(369,269)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,885	314,162	1,073	3,581

Net contractowner transfers	398,966	(81,566)	(3,173)	(27,349)

Withdrawals and death benefits (b)	(366,211)	(212,897)	(8,032)	(38,929)

Net increase (decrease) in net assets resulting from contractowner transactions	38,640	19,699	(10,132)	(62,697)

Net increase (decrease) in net assets	759,239	(1,155,586)	257,885	(431,966)

NET ASSETS

Beginning of period	5,154,651	6,310,237	754,166	1,186,132

End of period	$5,913,890	$5,154,651	$1,012,051	$754,166

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	132,949	133,666	7,767	8,453

Units purchased	24	7,462	11	32

Units sold/transferred	442	(8,179)	(105)	(718)

End of period	133,415	132,949	7,673	7,767

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$3,811	$(16,551)	$116,381	$88,432

Net realized gain (loss)	(568,216)	1,003,108	81,082	353,430

Net change in unrealized appreciation (depreciation) on investments	2,404,155	(3,044,411)	(291,712)	(412,289)

Net increase (decrease) in net assets from operations	1,839,750	(2,057,854)	(94,249)	29,573

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	32,246	146,111	37,014	16,232

Net contractowner transfers	391,053	407	(577,944)	260,195

Withdrawals and death benefits (b)	(720,789)	(523,868)	(258,210)	(35,149)

Net increase (decrease) in net assets resulting from contractowner transactions	(297,490)	(377,350)	(799,140)	241,278

Net increase (decrease) in net assets	1,542,260	(2,435,204)	(893,389)	270,851

NET ASSETS

Beginning of period	7,953,643	10,388,847	4,333,050	4,062,199

End of period	$9,495,903	$7,953,643	$3,439,661	$4,333,050

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	173,343	182,670	49,966	47,193

Units purchased	633	2,941	449	185

Units sold/transferred	(7,890)	(12,268)	(10,098)	2,588

End of period	166,086	173,343	40,317	49,966

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-43

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$301,089	$107,923	$2,644	$3,593

Net realized gain (loss)	2,504,769	8,953,075	73,083	327,206

Net change in unrealized appreciation (depreciation) on investments	1,607,814	(13,987,141)	412,014	(803,561)

Net increase (decrease) in net assets from operations	4,413,672	(4,926,143)	487,741	(472,762)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	762,860	991,205	3,292	14,646

Net contractowner transfers	88,143	(3,425,272)	(2,860)	(86,180)

Withdrawals and death benefits (b)	(2,008,925)	(1,811,566)	(139,520)	(227,427)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,157,922)	(4,245,633)	(139,088)	(298,961)

Net increase (decrease) in net assets	3,255,750	(9,171,776)	348,653	(771,723)

NET ASSETS

Beginning of period	41,803,368	50,975,144	1,908,133	2,679,856

End of period	$45,059,118	$41,803,368	$2,256,786	$1,908,133

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,119,323	1,227,948	39,950	45,784

Units purchased	20,088	25,981	66	300

Units sold/transferred	(53,279)	(134,606)	(3,084)	(6,134)

End of period	1,086,132	1,119,323	36,932	39,950

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$115,465	$385,787	$487,811	$1,083,171

Net realized gain (loss)	(253,541)	25,492	(683,919)	70,568

Net change in unrealized appreciation (depreciation) on investments	441,266	(1,137,251)	(56,547)	(1,220,002)

Net increase (decrease) in net assets from operations	303,190	(725,972)	(252,655)	(66,263)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	29,880	48,925	43,011	205,184

Net contractowner transfers	(835,836)	(504,459)	(264,107)	411,590

Withdrawals and death benefits (b)	(85,515)	(208,088)	(307,009)	(50,839)

Net increase (decrease) in net assets resulting from contractowner transactions	(891,471)	(663,622)	(528,105)	565,935

Net increase (decrease) in net assets	(588,281)	(1,389,594)	(780,760)	499,672

NET ASSETS

Beginning of period	4,367,411	5,757,005	3,706,732	3,207,060

End of period	$3,779,130	$4,367,411	$2,925,972	$3,706,732

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	193,031	225,521	149,935	140,747

Units purchased	1,285	2,041	1,910	7,721

Units sold/transferred	(40,252)	(34,531)	(23,128)	1,467

End of period	154,064	193,031	128,717	149,935

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-45

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$2,144,717	$1,808,589	$122,855	$80,476

Net realized gain (loss)	(2,325,694)	(2,271,749)	(269,433)	(131,441)

Net change in unrealized appreciation (depreciation) on investments	4,259,083	(6,726,133)	433,193	(627,671)

Net increase (decrease) in net assets from operations	4,078,106	(7,189,293)	286,615	(678,636)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	843,919	1,122,731	94,529	259,966

Net contractowner transfers	175,969	1,800,519	257,278	189,995

Withdrawals and death benefits (b)	(2,214,268)	(1,684,100)	(402,827)	(120,650)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,194,380)	1,239,150	(51,020)	329,311

Net increase (decrease) in net assets	2,883,726	(5,950,143)	235,595	(349,325)

NET ASSETS

Beginning of period	38,445,806	44,395,949	5,679,452	6,028,777

End of period	$41,329,532	$38,445,806	$5,915,047	$5,679,452

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,344,379	1,305,216	309,543	292,412

Units purchased	28,807	38,304	5,196	14,112

Units sold/transferred	(71,312)	859	(8,973)	3,019

End of period	1,301,874	1,344,379	305,766	309,543

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$2,829,024	$7,434,679	$1,669,183	$1,540,423

Net realized gain (loss)	(3,327,014)	(108,537)	4,939,180	14,813,782

Net change in unrealized appreciation (depreciation) on investments	3,986,087	(21,543,150)	3,246,258	(28,195,749)

Net increase (decrease) in net assets from operations	3,488,097	(14,217,008)	9,854,621	(11,841,544)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,249,243	1,816,968	1,816,136	1,779,413

Net contractowner transfers	1,435,878	(2,804,793)	(1,514,163)	(4,312,071)

Withdrawals and death benefits (b)	(5,967,145)	(4,186,981)	(4,770,938)	(4,302,945)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,282,024)	(5,174,806)	(4,468,965)	(6,835,603)

Net increase (decrease) in net assets	206,073	(19,391,814)	5,385,656	(18,677,147)

NET ASSETS

Beginning of period	100,994,154	120,385,968	93,016,711	111,693,858

End of period	$101,200,227	$100,994,154	$98,402,367	$93,016,711

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	5,184,040	5,437,375	1,663,338	1,783,581

Units purchased	63,720	88,126	32,225	31,706

Units sold/transferred	(241,931)	(341,461)	(116,090)	(151,949)

End of period	5,005,829	5,184,040	1,579,473	1,663,338

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-47

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PVC MidCap Account—Class 1 Sub-Account		PSF Natural Resources Portfolio—Class II Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(12,387)	$(2,737)	$(6,861)	$(6,867)

Net realized gain (loss)	46,911	648,900	294,657	305,539

Net change in unrealized appreciation (depreciation) on investments	1,821,100	(2,847,715)	(250,178)	188,500

Net increase (decrease) in net assets from operations	1,855,624	(2,201,552)	37,618	487,172

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	18,594	31,176	182,634	23,919

Net contractowner transfers	(72,511)	6,510	(195,813)	813,377

Withdrawals and death benefits (b)	(143,383)	(112,598)	(353,765)	(73,410)

Net increase (decrease) in net assets resulting from contractowner transactions	(197,300)	(74,912)	(366,944)	763,886

Net increase (decrease) in net assets	1,658,324	(2,276,464)	(329,326)	1,251,058

NET ASSETS

Beginning of period	7,236,078	9,512,542	3,421,705	2,170,647

End of period	$8,894,402	$7,236,078	$3,092,379	$3,421,705

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	103,225	104,951	53,654	41,162

Units purchased	240	429	3,019	380

Units sold/transferred	(3,504)	(2,155)	(8,853)	12,112

End of period	99,961	103,225	47,820	53,654

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account	PSF PGIM Jennison Focused Blend Portfolio— Class II Sub-Account
	December 31, 2023 i	December 31, 2023 †	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(3,504)	$(60,309)	$(66,400)

Net realized gain (loss)	46,633	6,596,077	1,612,223

Net change in unrealized appreciation (depreciation) on investments	906,214	(1,193,642)	(8,991,762)

Net increase (decrease) in net assets from operations	949,343	5,342,126	(7,445,939)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,046	115,371	264,335

Net contractowner transfers	24,648,387	(25,256,029)	313,550

Withdrawals and death benefits (b)	(98,522)	(1,089,018)	(797,407)

Net increase (decrease) in net assets resulting from contractowner transactions	24,552,911	(26,229,676)	(219,522)

Net increase (decrease) in net assets	25,502,254	(20,887,550)	(7,665,461)

NET ASSETS

Beginning of period	—	20,887,550	28,553,011

End of period	$25,502,254	$—	$20,887,550

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	444,514	448,195

Units purchased	56	2,167	5,166

Units sold/transferred	411,543	(446,681)	(8,847)

End of period	411,599	—	444,514

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
†	PSF PGIM Jennison Focused Blend Portfolio-Class II Sub-Account merged into PSF PGIM Jennison Blend Portfolio—Class II Sub-Account on December 8, 2023.
(i)	For the period December 8, 2023 (commencement of operations) to December 31, 2023.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-49

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PSF PGIM Jennison Value Portfolio—Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(13,861)	$(14,482)	$(1,465)	$(2,069)

Net realized gain (loss)	176,860	231,893	(47,670)	85,808

Net change in unrealized appreciation (depreciation) on investments	980,441	(1,007,391)	179,850	(374,700)

Net increase (decrease) in net assets from operations	1,143,440	(789,980)	130,715	(290,961)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	19,052	33,229	4,253	4,846

Net contractowner transfers	(52,510)	(515,331)	(16,897)	(340,058)

Withdrawals and death benefits (b)	(344,336)	(199,879)	(9,006)	(76,287)

Net increase (decrease) in net assets resulting from contractowner transactions	(377,794)	(681,981)	(21,650)	(411,499)

Net increase (decrease) in net assets	765,646	(1,471,961)	109,065	(702,460)

NET ASSETS

Beginning of period	8,020,859	9,492,820	764,379	1,466,839

End of period	$8,786,505	$8,020,859	$873,444	$764,379

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	132,063	143,209	27,312	41,062

Units purchased	296	537	139	167

Units sold/transferred	(6,127)	(11,683)	(1,275)	(13,917)

End of period	126,232	132,063	26,176	27,312

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$56,579	$15,188	$(22,631)	$(23,749)

Net realized gain (loss)	1,137,108	668,041	198,147	25,903

Net change in unrealized appreciation (depreciation) on investments	706,164	(1,521,730)	(4,476)	(1,092,992)

Net increase (decrease) in net assets from operations	1,899,851	(838,501)	171,040	(1,090,838)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	91,078	30,642	15,520	21,908

Net contractowner transfers	(150,982)	(640,888)	(281,853)	302,936

Withdrawals and death benefits (b)	(272,254)	(250,750)	(311,315)	(182,699)

Net increase (decrease) in net assets resulting from contractowner transactions	(332,158)	(860,996)	(577,648)	142,145

Net increase (decrease) in net assets	1,567,693	(1,699,497)	(406,608)	(948,693)

NET ASSETS

Beginning of period	7,675,721	9,375,218	7,313,720	8,262,413

End of period	$9,243,414	$7,675,721	$6,907,112	$7,313,720

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	317,203	352,162	138,259	136,272

Units purchased	3,389	1,283	296	420

Units sold/transferred	(17,536)	(36,242)	(11,352)	1,567

End of period	303,056	317,203	127,203	138,259

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-51

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund— Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$1,579,758	$895,097	$478,071	$547,340

Net realized gain (loss)	(1,248,974)	(573,651)	(2,206,918)	208,712

Net change in unrealized appreciation (depreciation) on investments	2,039,932	(3,174,642)	4,534,660	(6,016,658)

Net increase (decrease) in net assets from operations	2,370,716	(2,853,196)	2,805,813	(5,260,606)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	589,446	1,400,337	1,643,319	1,993,067

Net contractowner transfers	(1,743,250)	29,107	686,770	2,827,347

Withdrawals and death benefits (b)	(3,074,216)	(2,546,145)	(875,715)	(618,903)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,228,020)	(1,116,701)	1,454,374	4,201,511

Net increase (decrease) in net assets	(1,857,304)	(3,969,897)	4,260,187	(1,059,095)

NET ASSETS

Beginning of period	54,184,794	58,154,691	21,886,772	22,945,867

End of period	$52,327,490	$54,184,794	$26,146,959	$21,886,772

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,026,592	2,070,635	1,352,083	1,106,807

Units purchased	21,329	51,827	98,061	119,568

Units sold/transferred	(185,812)	(95,870)	(19,183)	125,708

End of period	1,862,109	2,026,592	1,430,961	1,352,083

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Balanced Portfolio Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$69,162	$75,599	$148,586	$106,263

Net realized gain (loss)	(236,641)	135,221	1,090,742	1,689,619

Net change in unrealized appreciation (depreciation) on investments	688,773	(919,980)	3,265,123	(4,999,084)

Net increase (decrease) in net assets from operations	521,294	(709,160)	4,504,451	(3,203,202)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	157,433	151,152	153,573	705,248

Net contractowner transfers	(199,128)	52,353	(76,288)	(652,470)

Withdrawals and death benefits (b)	(478,416)	(13,261)	(161,960)	(446,966)

Net increase (decrease) in net assets resulting from contractowner transactions	(520,111)	190,244	(84,675)	(394,188)

Net increase (decrease) in net assets	1,183	(518,916)	4,419,776	(3,597,390)

NET ASSETS

Beginning of period	4,282,659	4,801,575	16,395,164	19,992,554

End of period	$4,283,842	$4,282,659	$20,814,940	$16,395,164

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	140,251	134,301	300,033	309,330

Units purchased	5,058	4,602	2,543	12,582

Units sold/transferred	(22,218)	1,348	(4,825)	(21,879)

End of period	123,091	140,251	297,751	300,033

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-53

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Conservative Allocation Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$45,163	$117,346	$1,792,146	$1,672,369

Net realized gain (loss)	(43,029)	(385,030)	9,636,451	14,724,053

Net change in unrealized appreciation (depreciation) on investments	309,218	(480,609)	25,306,767	(48,847,280)

Net increase (decrease) in net assets from operations	311,352	(748,293)	36,735,364	(32,450,858)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	200,140	118,837	5,223,411	2,956,980

Net contractowner transfers	38,741	(64,099)	1,856,686	(1,003,213)

Withdrawals and death benefits (b)	(13,135)	(290,165)	(4,470,288)	(8,750,031)

Net increase (decrease) in net assets resulting from contractowner transactions	225,746	(235,427)	2,609,809	(6,796,264)

Net increase (decrease) in net assets	537,098	(983,720)	39,345,173	(39,247,122)

NET ASSETS

Beginning of period	2,357,152	3,340,872	140,644,057	179,891,179

End of period	$2,894,250	$2,357,152	$179,989,230	$140,644,057

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	90,772	109,073	2,601,234	2,713,930

Units purchased	7,477	4,518	87,051	55,046

Units sold/transferred	1,172	(22,819)	(43,162)	(167,742)

End of period	99,421	90,772	2,645,123	2,601,234

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Global Bond Index Portfolio Sub-Account		Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$33,400	$43,466	$2,420,005	$2,478,556

Net realized gain (loss)	(163,497)	(76,946)	(1,449,914)	(1,224,707)

Net change in unrealized appreciation (depreciation) on investments	271,975	(225,573)	4,775,648	(6,881,487)

Net increase (decrease) in net assets from operations	141,878	(259,053)	5,745,739	(5,627,638)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	261,048	162,199	2,881,019	1,626,528

Net contractowner transfers	863,170	93,722	287,179	(873,690)

Withdrawals and death benefits (b)	(120,394)	(18,620)	(2,936,265)	(2,201,717)

Net increase (decrease) in net assets resulting from contractowner transactions	1,003,824	237,301	231,933	(1,448,879)

Net increase (decrease) in net assets	1,145,702	(21,752)	5,977,672	(7,076,517)

NET ASSETS

Beginning of period	1,862,620	1,884,372	50,757,541	57,834,058

End of period	$3,008,322	$1,862,620	$56,735,213	$50,757,541

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	85,778	75,230	1,564,779	1,609,811

Units purchased	11,703	7,462	86,417	49,493

Units sold/transferred	32,803	3,086	(81,672)	(94,525)

End of period	130,284	85,778	1,569,524	1,564,779

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-55

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF International Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$58,523	$38,156	$939,007	$683,813

Net realized gain (loss)	(699,383)	(692,477)	1,200,564	11,269,931

Net change in unrealized appreciation (depreciation) on investments	1,264,923	(843,522)	10,756,957	(31,396,423)

Net increase (decrease) in net assets from operations	624,063	(1,497,843)	12,896,528	(19,442,679)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	7,245	234,317	2,466,012	3,383,153

Net contractowner transfers	322,123	1,196,148	467,000	(614,644)

Withdrawals and death benefits (b)	(1,373,412)	(80,028)	(4,189,881)	(3,055,689)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,044,044)	1,350,437	(1,256,869)	(287,180)

Net increase (decrease) in net assets	(419,981)	(147,406)	11,639,659	(19,729,859)

NET ASSETS

Beginning of period	4,555,248	4,702,654	82,945,238	102,675,097

End of period	$4,135,267	$4,555,248	$94,584,897	$82,945,238

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	154,048	110,776	1,785,408	1,787,327

Units purchased	220	8,763	50,639	69,552

Units sold/transferred	(31,977)	34,509	(74,529)	(71,471)

End of period	122,291	154,048	1,761,518	1,785,408

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Moderate Allocation Portfolio Sub-Account		Vanguard VIF Real Estate Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$85,137	$89,694	$700,413	$573,777

Net realized gain (loss)	25,922	(88,835)	731,944	2,289,861

Net change in unrealized appreciation (depreciation) on investments	596,567	(679,046)	2,358,673	(14,433,130)

Net increase (decrease) in net assets from operations	707,626	(678,187)	3,791,030	(11,569,492)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	380,953	1,990,782	563,641	967,519

Net contractowner transfers	(300,827)	97,041	875,710	(957,418)

Withdrawals and death benefits (b)	(99,166)	(564,121)	(1,367,000)	(1,309,202)

Net increase (decrease) in net assets resulting from contractowner transactions	(19,040)	1,523,702	72,351	(1,299,101)

Net increase (decrease) in net assets	688,586	845,515	3,863,381	(12,868,593)

NET ASSETS

Beginning of period	4,355,605	3,510,090	32,399,593	45,268,186

End of period	$5,044,191	$4,355,605	$36,262,974	$32,399,593

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	154,241	104,091	940,469	964,852

Units purchased	13,080	67,275	16,042	24,568

Units sold/transferred	(12,211)	(17,125)	(11,784)	(48,951)

End of period	155,110	154,241	944,727	940,469

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-57

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Small Company Growth Portfolio Sub-Account		Vanguard VIF Total Bond Market Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$15,341	$(12,878)	$5,523,569	$4,527,789

Net realized gain (loss)	(811,916)	3,479,804	(11,255,403)	(6,556,491)

Net change in unrealized appreciation (depreciation) on investments	4,264,173	(9,897,222)	19,252,977	(37,806,838)

Net increase (decrease) in net assets from operations	3,467,598	(6,430,296)	13,521,143	(39,835,540)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	209,016	251,222	10,079,151	12,138,988

Net contractowner transfers	1,793,543	1,752,665	16,001,547	960,696

Withdrawals and death benefits (b)	(884,540)	(818,857)	(17,686,956)	(15,035,061)

Net increase (decrease) in net assets resulting from contractowner transactions	1,118,019	1,185,030	8,393,742	(1,935,377)

Net increase (decrease) in net assets	4,585,617	(5,245,266)	21,914,885	(41,770,917)

NET ASSETS

Beginning of period	17,314,245	22,559,511	255,015,527	296,786,444

End of period	$21,899,862	$17,314,245	$276,930,412	$255,015,527

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	395,191	382,974	9,911,834	9,973,024

Units purchased	4,287	5,364	388,569	455,008

Units sold/transferred	18,842	6,853	(82,482)	(516,198)

End of period	418,320	395,191	10,217,921	9,911,834

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account		Vanguard VIF Total Stock Market Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$515,106	$631,096	$197,020	$195,498

Net realized gain (loss)	(954,916)	(409,043)	253,516	876,751

Net change in unrealized appreciation (depreciation) on investments	3,360,925	(3,916,025)	5,277,424	(5,635,891)

Net increase (decrease) in net assets from operations	2,921,115	(3,693,972)	5,727,960	(4,563,642)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	574,148	403,374	1,645,733	2,165,329

Net contractowner transfers	369,807	987,231	892,266	1,260,531

Withdrawals and death benefits (b)	(1,565,615)	(584,509)	(562,989)	(313,000)

Net increase (decrease) in net assets resulting from contractowner transactions	(621,660)	806,096	1,975,010	3,112,860

Net increase (decrease) in net assets	2,299,455	(2,887,876)	7,702,970	(1,450,782)

NET ASSETS

Beginning of period	19,660,254	22,548,130	21,371,598	22,822,380

End of period	$21,959,709	$19,660,254	$29,074,568	$21,371,598

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	625,473	600,692	614,060	525,761

Units purchased	17,125	12,553	44,396	58,567

Units sold/transferred	(36,445)	12,228	6,538	29,732

End of period	606,153	625,473	664,994	614,060

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-59

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	VY CBRE Global Real Estate Portfolio— Class I Sub-Account		Wanger International Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$128,051	$236,815	$8,787	$71,529

Net realized gain (loss)	(106,585)	261,366	(1,210,319)	1,453,618

Net change in unrealized appreciation (depreciation) on investments	880,064	(2,951,038)	3,008,432	(6,860,104)

Net increase (decrease) in net assets from operations	901,530	(2,452,857)	1,806,900	(5,334,957)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	125,387	103,312	97,452	126,442

Net contractowner transfers	382,030	(405,484)	(138,321)	850,012

Withdrawals and death benefits (b)	(328,011)	(227,132)	(443,892)	(423,844)

Net increase (decrease) in net assets resulting from contractowner transactions	179,406	(529,304)	(484,761)	552,610

Net increase (decrease) in net assets	1,080,936	(2,982,161)	1,322,139	(4,782,347)

NET ASSETS

Beginning of period	7,064,826	10,046,987	10,950,553	15,732,900

End of period	$8,145,762	$7,064,826	$12,272,692	$10,950,553

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	154,406	164,710	166,064	158,024

Units purchased	2,865	2,022	1,376	1,757

Units sold/transferred	305	(12,326)	(9,072)	6,283

End of period	157,576	154,406	158,368	166,064

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-60	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Wanger Select Sub-Account		Wanger Acorn Sub-Account
	December 31, 2023 ‡	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$(924)	$(3,324)	$(13,611)	$(10,585)

Net realized gain (loss)	(1,112,625)	472,551	(440,696)	(425,841)

Net change in unrealized appreciation (depreciation) on investments	1,264,034	(1,298,966)	1,390,499	(908,211)

Net increase (decrease) in net assets from operations	150,485	(829,739)	936,192	(1,344,637)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,779	13,308	208,823	581,161

Net contractowner transfers	(1,779,618)	103,640	1,643,341	507,878

Withdrawals and death benefits (b)	(13,195)	(42,636)	(143,659)	(98,595)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,790,034)	74,312	1,708,505	990,444

Net increase (decrease) in net assets	(1,639,549)	(755,427)	2,644,697	(354,193)

NET ASSETS

Beginning of period	1,639,549	2,394,976	3,368,927	3,723,120

End of period	$—	$1,639,549	$6,013,624	$3,368,927

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	28,987	27,737	36,113	26,490

Units purchased	45	204	2,045	5,898

Units sold/transferred	(29,032)	1,046	14,455	3,725

End of period	—	28,987	52,613	36,113

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
‡	Wanger Select merged operations with Wanger Acorn on April 21, 2023.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-61

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended	concluded

	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$646,227	$857,474

Net realized gain (loss)	(920,943)	(502,016)

Net change in unrealized appreciation (depreciation) on investments	1,439,060	(2,529,254)

Net increase (decrease) in net assets from operations	1,164,344	(2,173,796)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	151,265	188,762

Net contractowner transfers	(709,768)	(338,457)

Withdrawals and death benefits (b)	(713,132)	(482,424)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,271,635)	(632,119)

Net increase (decrease) in net assets	(107,291)	(2,805,915)

NET ASSETS

Beginning of period	12,838,185	15,644,100

End of period	$12,730,894	$12,838,185

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	720,872	755,070

Units purchased	8,248	10,158

Units sold/transferred	(82,107)	(44,356)

End of period	647,013	720,872

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-62	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

Notes to Financial Statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) that invest in non-proprietary funds or TIAA-CREF Life Funds (collectively, the “Funds”). TIAA-CREF Life Funds is an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (the, “Adviser”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 76 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the total value of a participant’s accumulation units on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 Individual Annuity Reserving for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

Effective April 21, 2023, the Wanger Selected Sub-Account merged operations with Wanger Acorn Sub-Account.

Effective December 8, 2023, the PSF PGIM Jennison Focused Blend Portfolio—Class II Sub-Account merged operations with PSF PGIM Jennison Blend Portfolio—Class II Sub-Account (commenced operations on December 8, 2023).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Cybersecurity Event: During the current fiscal period, a third-party administrative vendor to the Separate Account (the “Third-Party Vendor”) was impacted by a cybersecurity event that prevented the Third-Party Vendor’s ability to process premiums, withdrawals

Intelligent Variable Annuity ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

and death benefits and perform other administrative services for its clients, including TIAA, TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1, and TIAA-CREF Life Separate Account VLI-2. Once the Third-Party Vendor resumed operations, transactions for the Account were processed, effective as of the date on which they were received in good order. The cybersecurity event did not have a material impact to the Account’s financial statements for the year ended December 31, 2023.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2023, all of the investments in the Sub-Accounts were investments in registered investment companies and were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

B-64	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2023 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$16,355,481	$16,671,270

TIAA-CREF Life Core Bond	38,034,859	35,840,968

TIAA-CREF Life Growth Equity	19,198,704	26,121,153

TIAA-CREF Life Growth & Income	50,179,863	28,712,413

TIAA-CREF Life International Equity	21,602,311	21,177,446

TIAA-CREF Life Large-Cap Value	17,426,848	21,697,224

TIAA-CREF Life Money Market	80,374,822	78,854,584

TIAA-CREF Life Real Estate Securities	10,472,700	17,062,464

TIAA-CREF Life Small-Cap Equity	12,372,914	13,074,087

TIAA-CREF Life Social Choice Equity	14,800,665	15,963,724

TIAA-CREF Life Stock Index	73,867,894	103,819,666

Calamos Growth and Income Portfolio	319,300	499,633

ClearBridge Variable Aggressive Growth Portfolio—Class I	9,430,036	8,615,735

ClearBridge Variable Small Cap Growth Portfolio—Class I	2,134,607	2,584,778

Credit Suisse Trust—Commodity Return Strategy Portfolio	259,467	487,622

Delaware VIP International Series—Standard Class	12,168,703	15,924,141

Delaware VIP Small Cap Value Series—Standard Class	10,004,304	9,770,706

DFA VA Equity Allocation Portfolio	3,607,882	4,496,733

DFA VA Global Bond Portfolio	14,134,503	11,844,054

DFA VA Global Moderate Allocation Portfolio	14,904,177	13,282,265

DFA VA International Small Portfolio	11,157,171	12,779,957

DFA VA International Value Portfolio	23,343,559	28,112,152

DFA VA Short-Term Fixed Portfolio	20,226,762	20,117,781

DFA VA US Large Value Portfolio	18,786,263	17,913,849

DFA VA US Targeted Value Portfolio	14,370,801	13,066,995

Franklin Income VIP Fund—Class 1	2,098,503	2,648,145

Franklin Mutual Shares VIP Fund—Class 1	431,735	296,996

Franklin Small-Mid Cap Growth VIP Fund—Class 1	4,034,925	4,212,904

Janus Henderson Forty Portfolio—Institutional Shares	3,450,124	2,935,788

Janus Henderson Overseas Portfolio—Institutional Shares	131,819	218,909

Janus Henderson Mid Cap Value Portfolio—Institutional Shares	1,283,373	1,606,922

John Hancock Emerging Markets Value Trust	8,390,809	10,628,896

LVIP Delaware Diversified Income Fund—Standard Class	17,752,554	16,515,581

Matson Money Fixed Income VI Portfolio	10,546,065	11,764,491

Matson Money International Equity VI Portfolio	5,763,518	7,910,383

Matson Money U.S. Equity VI Portfolio	9,804,734	10,724,957

MFS Global Equity Series—Initial Class	1,736,776	1,425,965

MFS Growth Series—Initial Class	87,271	28,803

MFS Massachusetts Investors Growth Stock Portfolio	4,976,451	4,817,889

Intelligent Variable Annuity ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales

MFS Utilities Series—Initial Class	$1,278,630	$1,761,010

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	13,516,449	12,060,601

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	1,116,497	1,219,882

PIMCO VIT All Asset Portfolio—Institutional Class	551,745	1,327,751

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	1,682,200	1,722,494

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	9,824,333	8,800,095

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class	1,803,544	1,670,331

PIMCO VIT Real Return Portfolio—Institutional Class	24,993,927	25,308,722

PVC Equity Income Account—Class 1	27,980,818	26,278,905

PVC MidCap Account—Class 1	2,033,107	2,043,281

PSF Natural Resources Portfolio—Class II	923,531	1,297,336

PSF PGIM Jennison Blend Portfolio—Class II	25,911,984	2,032,881

PSF PGIM Jennison Focused Blend Portfolio-Class II	5,805,288	32,095,273

PSF PGIM Jennison Value Portfolio—Class II	373,858	752,217

Royce Capital Fund Micro-Cap Portfolio—Investment Class	538,356	561,471

Royce Capital Fund Small-Cap Portfolio—Investment Class	2,738,725	2,270,866

T. Rowe Price® Health Sciences Portfolio I	1,450,766	1,810,891

T. Rowe Price® Limited-Term Bond Portfolio	18,426,685	20,949,886

Templeton Developing Markets VIP Fund—Class 1	8,448,651	6,488,614

Vanguard VIF Balanced Portfolio	2,469,565	2,762,051

Vanguard VIF Capital Growth Portfolio	6,512,916	5,518,848

Vanguard VIF Conservative Allocation Portfolio	909,236	568,236

Vanguard VIF Equity Index	32,990,586	23,722,146

Vanguard VIF Global Bond Index Portfolio	2,113,531	1,072,895

Vanguard VIF High Yield Bond Portfolio	14,656,158	11,947,193

Vanguard VIF International Portfolio	2,289,344	3,119,504

Vanguard VIF Mid-Cap Index Portfolio	22,487,717	21,192,631

Vanguard VIF Moderate Allocation Portfolio	2,074,885	1,845,118

Vanguard VIF Real Estate Index Portfolio	10,865,269	8,511,789

Vanguard VIF Small Company Growth Portfolio	5,620,984	4,472,939

Vanguard VIF Total Bond Market Index Portfolio	70,403,017	56,438,301

Vanguard VIF Total International Stock Market Index Portfolio	6,787,766	6,654,594

Vanguard VIF Total Stock Market Index Portfolio	10,996,001	7,508,858

VY CBRE Global Real Estate Portfolio—Class I	2,913,740	2,516,974

Wanger International	3,262,372	3,725,253

Wanger Select	153,984	1,944,943

Wanger Acorn	3,832,535	2,139,515

Western Asset Variable Global High Yield Bond Portfolio—Class I	4,235,153	4,841,198

Note 5—condensed financial information

					For the period ended December 31, 2023

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2023	1,513	$35.86 to $37.49	$41.27 to $43.36	$63,986	2.46%	0.10% to 0.60%	15.08% to 15.65%
2022	1,598	$43.25 to $44.99	$35.86 to $37.49	$58,561	2.57%	0.10% to 0.60%	(17.09)% to (16.67)%
2021	1,716	$39.64 to $41.02	$43.25 to $44.99	$75,690	1.79%	0.10% to 0.60%	9.13% to 9.67%
2020	1,725	$34.93 to $35.97	$39.64 to $41.02	$69,519	2.04%	0.10% to 0.60%	13.48% to 14.05%
2019	1,848	$29.57 to $30.30	$34.93 to $35.97	$65,422	2.13%	0.10% to 0.60%	5.60% to 18.69%

TIAA-CREF Life Core Bond Sub-Account
2023	3,605	$39.69 to $42.80	$41.93 to $45.44	$158,698	3.09%	0.10% to 0.60%	5.64% to 6.17%
2022	3,673	$46.01 to $49.36	$39.69 to $42.80	$152,013	2.20%	0.10% to 0.60%	(13.73)% to (13.30)%
2021	3,803	$46.75 to $49.90	$46.01 to $49.36	$181,621	2.36%	0.10% to 0.60%	(1.58)% to (1.08)%
2020	3,616	$43.60 to $46.31	$46.75 to $49.90	$174,475	2.89%	0.10% to 0.60%	7.21% to 7.75%
2019	3,623	$40.07 to $42.35	$43.60 to $46.31	$162,200	2.93%	0.10% to 0.60%	8.82% to 9.37%

B-66	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

					For the period ended December 31, 2023

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Growth Equity Sub-Account
2023	1,299	$60.43 to $65.18	$87.96 to $95.35	$129,554	0.26%	0.10% to 0.60%	45.55% to 46.28%
2022	1,380	$90.63 to $97.27	$60.43 to $65.18	$94,184	0.00%	0.10% to 0.60%	(33.32)% to (32.99)%
2021	1,448	$78.49 to $83.82	$90.63 to $97.27	$146,562	0.28%	0.10% to 0.60%	15.47% to 16.05%
2020	1,594	$54.85 to $58.28	$78.49 to $83.82	$139,006	0.33%	0.10% to 0.60%	43.10% to 43.82%
2019	1,605	$42.21 to $44.63	$54.85 to $58.28	$96,280	0.41%	0.10% to 0.60%	29.95% to 30.60%

TIAA-CREF Life Growth & Income Sub-Account
2023	1,087	$94.35 to $101.74	$124.66 to $135.10	$159,610	1.08%	0.10% to 0.60%	32.14% to 32.80%
2022	1,177	$122.06 to $130.96	$94.35 to $101.74	$130,126	0.74%	0.10% to 0.60%	(22.70)% to (22.32)%
2021	1,306	$98.10 to $104.73	$122.06 to $130.96	$186,576	0.90%	0.10% to 0.60%	24.42% to 25.05%
2020	1,392	$81.94 to $87.04	$98.10 to $104.73	$156,822	1.28%	0.10% to 0.60%	19.72% to 20.32%
2019	1,531	$63.36 to $66.97	$81.94 to $87.04	$142,666	1.02%	0.10% to 0.60%	29.32% to 29.97%

TIAA-CREF Life International Equity Sub-Account
2023	2,568	$35.04 to $37.78	$40.55 to $43.94	$112,875	2.11%	0.10% to 0.60%	15.72% to 16.30%
2022	2,613	$42.32 to $45.41	$35.04 to $37.78	$98,856	3.18%	0.10% to 0.60%	(17.20)% to (16.79)%
2021	2,517	$38.41 to $41.00	$42.32 to $45.41	$114,705	1.18%	0.10% to 0.60%	10.18% to 10.73%
2020	2,355	$33.50 to $35.59	$38.41 to $41.00	$97,294	1.64%	0.10% to 0.60%	14.65% to 15.23%
2019	2,399	$27.39 to $28.94	$33.50 to $35.59	$85,477	2.10%	0.10% to 0.60%	22.34% to 22.95%

TIAA-CREF Life Large-Cap Value Sub-Account
2023	433	$120.26 to $129.67	$136.64 to $148.07	$68,976	1.67%	0.10% to 0.60%	13.62% to 14.19%
2022	483	$130.23 to $139.72	$120.26 to $129.67	$66,549	1.27%	0.10% to 0.60%	(7.65)% to (7.19)%
2021	540	$103.28 to $110.25	$130.23 to $139.72	$79,163	1.49%	0.10% to 0.60%	26.09% to 26.72%
2020	547	$99.90 to $106.11	$103.28 to $110.25	$62,754	2.00%	0.10% to 0.60%	3.38% to 3.90%
2019	601	$78.11 to $82.55	$99.90 to $106.11	$64,670	1.77%	0.10% to 0.60%	27.89% to 28.53%

TIAA-CREF Life Money Market Sub-Account
2023	8,479	$11.46 to $12.37	$11.96 to $12.97	$106,450	4.91%	0.10% to 0.60%	4.40% to 4.92%
2022	8,794	$11.36 to $12.20	$11.46 to $12.37	$105,244	1.54%	0.10% to 0.60%	0.86% to 1.36%
2021	6,947	$11.43 to $12.21	$11.36 to $12.20	$82,011	0.00%	0.10% to 0.60%	(0.60)% to (0.10)%
2020	8,007	$11.45 to $12.17	$11.43 to $12.21	$94,661	0.36%	0.10% to 0.60%	(0.19)% to 0.31%
2019	7,231	$11.29 to $11.94	$11.45 to $12.17	$85,267	2.06%	0.10% to 0.60%	1.48% to 1.99%

TIAA-CREF Life Real Estate Securities Sub-Account
2023	383	$129.47 to $139.60	$144.16 to $156.22	$63,670	2.59%	0.10% to 0.60%	11.35% to 11.90%
2022	441	$182.49 to $195.79	$129.47 to $139.60	$64,943	1.51%	0.10% to 0.60%	(29.05)% to (28.70)%
2021	483	$131.58 to $140.46	$182.49 to $195.79	$98,462	1.64%	0.10% to 0.60%	38.69% to 39.39%
2020	510	$130.71 to $138.84	$131.58 to $140.46	$73,531	2.30%	0.10% to 0.60%	0.66% to 1.17%
2019	556	$100.12 to $105.82	$130.71 to $138.84	$78,902	1.94%	0.10% to 0.60%	30.55% to 31.20%

TIAA-CREF Life Small-Cap Equity Sub-Account
2023	296	$145.62 to $157.01	$171.74 to $186.10	$58,149	0.86%	0.10% to 0.60%	17.94% to 18.53%
2022	313	$173.62 to $186.27	$145.62 to $157.01	$51,364	0.48%	0.10% to 0.60%	(16.13)% to (15.71)%
2021	347	$140.01 to $149.46	$173.62 to $186.27	$67,160	0.51%	0.10% to 0.60%	24.01% to 24.63%
2020	350	$124.87 to $132.63	$140.01 to $149.46	$54,249	0.85%	0.10% to 0.60%	12.13% to 12.69%
2019	355	$101.53 to $107.31	$124.87 to $132.63	$48,298	0.56%	0.10% to 0.60%	22.98% to 23.60%

TIAA-CREF Life Social Choice Equity Sub-Account
2023	646	$95.68 to $103.17	$116.43 to $126.16	$84,876	1.39%	0.10% to 0.60%	21.68% to 22.29%
2022	681	$117.15 to $125.68	$95.68 to $103.17	$73,492	1.23%	0.10% to 0.60%	(18.32)% to (17.91)%
2021	748	$93.27 to $99.57	$117.15 to $125.68	$97,583	1.17%	0.10% to 0.60%	25.60% to 26.23%
2020	760	$77.89 to $82.74	$93.27 to $99.57	$78,413	1.57%	0.10% to 0.60%	19.75% to 20.35%
2019	815	$59.64 to $63.04	$77.89 to $82.74	$68,159	1.56%	0.10% to 0.60%	30.60% to 31.25%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Stock Index Sub-Account
2023		3,693	$116.83 to $125.99	$146.22 to $158.47	$608,408	1.47%	0.10% to 0.60%	25.16% to 25.78%
2022		3,995	$145.43 to $156.05	$116.83 to $125.99	$522,030	1.33%	0.10% to 0.60%	(19.67)% to (19.26)%
2021		4,137	$116.46 to $124.34	$145.43 to $156.05	$675,674	1.35%	0.10% to 0.60%	24.88% to 25.50%
2020		4,294	$97.01 to $103.06	$116.46 to $124.34	$559,790	1.69%	0.10% to 0.60%	20.04% to 20.64%
2019		4,583	$74.61 to $78.87	$97.01 to $103.06	$491,861	1.67%	0.10% to 0.60%	30.03% to 30.68%

Calamos Growth and Income Portfolio Sub-Account
2023		98	$38.10 to $38.68	$45.67 to $46.41	$4,525	0.57%	0.10% to 0.20%	19.88% to 20.00%
2022		106	$44.59 to $47.84	$38.10 to $38.68	$4,062	0.69%	0.10% to 0.20%	(19.23)% to (19.15)%
2021		110	$36.95 to $39.44	$44.59 to $47.84	$5,212	0.37%	0.10% to 0.59%	20.67% to 21.28%
2020		113	$30.36 to $32.25	$36.95 to $39.44	$4,420	0.48%	0.10% to 0.60%	21.70% to 22.31%
2019		127	$24.33 to $25.71	$30.36 to $32.25	$3,996	1.64%	0.10% to 0.60%	24.81% to 25.44%

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2023		577	$41.29 to $44.53	$51.07 to $55.34	$30,688	0.30%	0.10% to 0.60%	23.68% to 24.30%
2022		622	$56.45 to $60.57	$41.29 to $44.53	$26,625	0.46%	0.10% to 0.60%	(26.85)% to (26.49)%
2021		610	$51.49 to $54.97	$56.45 to $60.57	$35,628	0.16%	0.10% to 0.60%	9.64% to 10.19%
2020		657	$43.89 to $46.62	$51.49 to $54.97	$34,895	0.83%	0.10% to 0.60%	17.31% to 17.90%
2019		712	$35.30 to $37.31	$43.89 to $46.62	$32,114	0.98%	0.10% to 0.60%	24.32% to 24.95%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2023		87	$54.39 to $58.64	$58.60 to $63.50	$5,342	0.00%	0.10% to 0.60%	7.45% to 8.72%
2022		94	$76.89 to $82.50	$54.39 to $58.64	$5,352	0.00%	0.10% to 0.60%	(29.27)% to (28.92)%
2021		95	$68.69 to $73.33	$76.89 to $82.50	$7,604	0.00%	0.10% to 0.60%	11.94% to 12.50%
2020		85	$48.24 to $51.24	$68.69 to $73.33	$6,049	0.00%	0.10% to 0.60%	42.41% to 43.12%
2019		87	$38.25 to $40.43	$48.24 to $51.24	$4,333	0.00%	0.10% to 0.60%	26.11% to 26.75%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2023		26	$23.35 to $24.44	$21.09 to $22.19	$561	19.61%	0.10% to 0.60%	(9.66)% to (9.21)%
2022		42	$20.24 to $21.09	$23.35 to $24.44	$999	13.80%	0.10% to 0.60%	2.64% to 15.91%
2021		27	$15.92 to $16.50	$20.24 to $21.09	$561	5.83%	0.10% to 0.60%	(4.92)% to 27.77%
2020		13	$16.26 to $16.77	$15.92 to $16.50	$211	3.76%	0.10% to 0.60%	(2.07)% to (1.58)%
2019		10	$15.33 to $15.61	$16.26 to $16.77	$165	0.88%	0.10% to 0.59%	1.61% to 6.42%

Delaware VIP International Series—Standard Class Sub-Account
2023		2,351	$15.21 to $16.41	$17.18 to $18.61	$42,404	1.40%	0.10% to 0.60%	12.90% to 13.47%
2022		2,610	$18.52 to $19.86	$15.21 to $16.41	$41,321	1.48%	0.10% to 0.60%	(17.83)% to (17.42)%
2021		2,554	$17.35 to $18.28	$18.52 to $19.86	$49,043	0.96%	0.10% to 0.60%	6.23% to 6.76%
2020	(x)	2,616	$17.35 to $18.28	$17.43 to $18.61	$47,083	0.00%	0.12% to 0.71%	1.19% to 1.21%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2023		325	$86.84 to $93.63	$94.47 to $102.37	$32,328	0.96%	0.10% to 0.60%	8.79% to 9.33%
2022		340	$99.37 to $106.61	$86.84 to $93.63	$30,836	0.83%	0.10% to 0.60%	(12.61)% to (12.18)%
2021		368	$74.37 to $79.39	$99.37 to $106.61	$37,969	0.85%	0.10% to 0.60%	33.61% to 34.28%
2020		414	$76.27 to $81.02	$74.37 to $79.39	$31,826	1.34%	0.10% to 0.60%	(2.49)% to (2.00)%
2019		381	$59.88 to $63.29	$76.27 to $81.02	$29,919	1.04%	0.10% to 0.60%	27.37% to 28.01%

DFA VA Equity Allocation Portfolio Sub-Account
2023		258	$36.34 to $37.35	$43.40 to $44.83	$11,403	2.17%	0.10% to 0.60%	19.43% to 20.03%
2022		291	$42.35 to $43.31	$36.34 to $37.35	$10,751	1.74%	0.10% to 0.60%	(14.20)% to (13.77)%
2021		315	$34.26 to $34.86	$42.35 to $43.31	$13,516	1.34%	0.10% to 0.60%	8.04% to 24.25%
2020		875	$30.73 to $31.11	$34.26 to $34.86	$30,275	1.75%	0.10% to 0.60%	11.49% to 12.05%
2019		941	$24.55 to $24.73	$30.73 to $31.11	$29,124	1.93%	0.10% to 0.60%	25.16% to 25.78%

B-68	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

					For the period ended December 31, 2023

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

DFA VA Global Bond Portfolio Sub-Account
2023	2,003	$26.00 to $27.42	$27.15 to $28.78	$56,351	4.05%	0.10% to 0.60%	4.43% to 4.95%
2022	1,999	$27.93 to $29.31	$26.00 to $27.42	$53,594	1.57%	0.10% to 0.60%	(6.89)% to (6.43)%
2021	2,102	$28.39 to $29.65	$27.93 to $29.31	$60,366	0.72%	0.10% to 0.60%	(1.63)% to (1.14)%
2020	2,151	$28.15 to $29.25	$28.39 to $29.65	$62,594	0.03%	0.10% to 0.60%	0.85% to 1.36%
2019	2,031	$27.18 to $28.10	$28.15 to $29.25	$58,438	2.72%	0.10% to 0.60%	0.05% to 4.08%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2023	989	$38.18 to $39.97	$43.54 to $45.81	$44,285	2.77%	0.10% to 0.60%	14.04% to 14.61%
2022	987	$43.14 to $44.93	$38.18 to $39.97	$38,556	1.44%	0.10% to 0.60%	(11.49)% to (11.05)%
2021	1,034	$38.00 to $39.38	$43.14 to $44.93	$45,573	1.50%	0.10% to 0.60%	13.52% to 14.09%
2020	1,040	$34.35 to $35.42	$38.00 to $39.38	$40,254	1.14%	0.10% to 0.60%	10.62% to 27.85%
2019	1,049	$29.25 to $30.02	$34.35 to $35.42	$36,602	2.37%	0.10% to 0.60%	17.42% to 18.01%

DFA VA International Small Portfolio Sub-Account
2023	931	$44.24 to $46.66	$50.18 to $53.20	$48,213	3.14%	0.10% to 0.60%	13.43% to 14.00%
2022	994	$54.04 to $56.72	$44.24 to $46.66	$45,208	2.61%	0.10% to 0.60%	(18.14)% to (17.73)%
2021	972	$47.46 to $49.56	$54.04 to $56.72	$53,870	2.56%	0.10% to 0.60%	13.88% to 14.45%
2020	1,036	$43.63 to $45.34	$47.46 to $49.56	$50,232	2.19%	0.10% to 0.60%	8.76% to 9.30%
2019	1,048	$35.43 to $36.63	$43.63 to $45.34	$46,598	2.82%	0.10% to 0.60%	23.16% to 23.77%

DFA VA International Value Portfolio Sub-Account
2023	2,056	$39.56 to $41.72	$46.34 to $49.13	$98,454	4.71%	0.10% to 0.60%	17.16% to 17.74%
2022	2,291	$41.22 to $43.26	$39.56 to $41.72	$93,246	3.89%	0.10% to 0.60%	(4.03)% to (3.55)%
2021	2,398	$35.11 to $36.66	$41.22 to $43.26	$101,463	3.98%	0.10% to 0.60%	17.41% to 18.00%
2020	2,572	$35.95 to $37.36	$35.11 to $36.66	$92,346	2.60%	0.10% to 0.60%	(2.35)% to (1.86)%
2019	2,230	$31.22 to $32.28	$35.95 to $37.36	$81,784	4.14%	0.10% to 0.60%	15.17% to 15.74%

DFA VA Short-Term Fixed Portfolio Sub-Account
2023	2,931	$24.94 to $26.31	$26.03 to $27.59	$78,804	3.74%	0.10% to 0.60%	4.36% to 4.88%
2022	3,027	$25.38 to $26.64	$24.94 to $26.31	$77,670	1.27%	0.10% to 0.60%	(1.75)% to (1.25)%
2021	3,235	$25.58 to $26.72	$25.38 to $26.64	$84,242	0.01%	0.10% to 0.60%	(0.79)% to (0.29)%
2020	3,092	$25.59 to $26.59	$25.58 to $26.72	$80,902	0.64%	0.10% to 0.60%	0.00% to 0.50%
2019	2,756	$25.11 to $25.96	$25.59 to $26.59	$71,891	2.31%	0.10% to 0.60%	1.90% to 2.41%

DFA VA US Large Value Portfolio Sub-Account
2023	898	$70.73 to $74.61	$77.99 to $82.67	$72,395	2.31%	0.10% to 0.60%	10.26% to 10.81%
2022	919	$74.81 to $78.51	$70.73 to $74.61	$66,871	2.19%	0.10% to 0.60%	(5.45)% to (4.97)%
2021	962	$59.24 to $61.86	$74.81 to $78.51	$73,868	1.76%	0.10% to 0.60%	26.28% to 26.91%
2020	970	$60.43 to $62.79	$59.24 to $61.86	$58,724	2.34%	0.10% to 0.60%	(1.97)% to (1.47)%
2019	929	$48.33 to $49.97	$60.43 to $62.79	$57,261	2.17%	0.10% to 0.60%	25.03% to 25.66%

DFA VA US Targeted Value Portfolio Sub-Account
2023	564	$72.67 to $76.65	$86.71 to $91.92	$50,645	1.60%	0.10% to 0.60%	19.32% to 19.91%
2022	596	$76.33 to $80.10	$72.67 to $76.65	$44,643	1.28%	0.10% to 0.60%	(4.79)% to (4.31)%
2021	659	$54.97 to $57.41	$76.33 to $80.10	$51,711	1.49%	0.10% to 0.60%	38.85% to 39.54%
2020	634	$53.18 to $55.26	$54.97 to $57.41	$35,672	1.86%	0.10% to 0.60%	3.36% to 3.88%
2019	595	$43.66 to $45.14	$53.18 to $55.26	$32,307	1.57%	0.10% to 0.60%	21.83% to 22.44%

Franklin Income VIP Fund—Class 1 Sub-Account
2023	193	$35.47 to $38.24	$38.38 to $41.59	$7,886	5.27%	0.10% to 0.60%	8.22% to 8.76%
2022	232	$37.65 to $40.39	$35.47 to $38.24	$8,711	5.37%	0.10% to 0.60%	(5.80)% to (5.33)%
2021	272	$32.37 to $34.56	$37.65 to $40.39	$10,752	4.67%	0.10% to 0.60%	16.31% to 16.89%
2020	272	$32.25 to $34.26	$32.37 to $34.56	$9,198	5.83%	0.10% to 0.60%	0.37% to 0.87%
2019	302	$27.87 to $29.46	$32.25 to $34.26	$10,059	5.41%	0.10% to 0.60%	15.72% to 16.30%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-69

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2023		53	$37.06 to $39.96	$41.89 to $45.40	$2,371	2.12%	0.10% to 0.60%	13.05% to 13.62%
2022		56	$40.15 to $43.08	$37.06 to $39.96	$2,180	2.10%	0.10% to 0.60%	(7.71)% to (7.25)%
2021		58	$33.80 to $36.08	$40.15 to $43.08	$2,464	3.21%	0.10% to 0.60%	18.81% to 19.40%
2020		57	$35.73 to $37.95	$33.80 to $36.08	$2,005	2.79%	0.10% to 0.60%	(5.42)% to (4.94)%
2019		59	$29.24 to $30.91	$35.73 to $37.95	$2,177	2.09%	0.10% to 0.60%	22.19% to 22.80%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2023		166	$63.45 to $68.41	$80.17 to $86.88	$14,021	0.00%	0.10% to 0.60%	26.37% to 27.29%
2022		169	$96.01 to $103.01	$63.45 to $68.41	$11,180	0.00%	0.10% to 0.60%	(33.92)% to (33.59)%
2021		153	$87.61 to $93.52	$96.01 to $103.01	$15,280	0.00%	0.10% to 0.60%	9.59% to 10.14%
2020		186	$56.67 to $60.19	$87.61 to $93.52	$16,919	0.00%	0.10% to 0.60%	54.59% to 55.37%
2019		170	$43.25 to $45.72	$56.67 to $60.19	$9,924	0.00%	0.10% to 0.60%	31.01% to 31.67%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2023		77	$129.34 to $139.46	$179.95 to $195.00	$14,690	0.20%	0.10% to 0.60%	39.13% to 39.82%
2022		73	$195.83 to $210.09	$129.34 to $139.46	$10,053	0.18%	0.10% to 0.60%	(33.95)% to (33.62)%
2021		88	$160.30 to $171.12	$195.83 to $210.09	$18,168	0.00%	0.10% to 0.60%	22.16% to 22.77%
2020		102	$115.68 to $122.88	$160.30 to $171.12	$17,101	0.27%	0.10% to 0.60%	38.57% to 39.26%
2019		106	$84.85 to $89.68	$115.68 to $122.88	$12,707	0.15%	0.10% to 0.60%	36.34% to 37.02%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2023		20	$77.19 to $78.96	$86.06 to $87.45	$1,762	1.46%	0.10% to 0.20%	10.65% to 10.76%
2022		22	$80.60 to $86.48	$77.19 to $78.96	$1,694	1.76%	0.10% to 0.25%	(8.83)% to (8.70)%
2021		22	$71.39 to $76.21	$80.60 to $86.48	$1,907	1.12%	0.10% to 0.50%	13.01% to 13.47%
2020		26	$61.75 to $65.60	$71.39 to $76.21	$1,942	1.37%	0.10% to 0.59%	15.60% to 16.18%
2019		26	$48.91 to $51.70	$61.75 to $65.60	$1,689	1.90%	0.10% to 0.60%	26.26% to 26.89%

Janus Henderson Mid-Cap Value Portfolio—Institutional Shares Sub-Account
2023		175	$42.37 to $45.68	$46.91 to $50.84	$8,829	1.12%	0.10% to 0.60%	10.73% to 11.29%
2022		189	$45.13 to $48.42	$42.37 to $45.68	$8,567	1.31%	0.10% to 0.60%	(6.12)% to (5.65)%
2021		200	$37.92 to $40.48	$45.13 to $48.42	$9,531	0.44%	0.10% to 0.60%	19.01% to 19.61%
2020		214	$38.50 to $40.90	$37.92 to $40.48	$8,484	1.22%	0.10% to 0.60%	(1.51)% to (1.02)%
2019		233	$29.72 to $31.41	$38.50 to $40.90	$9,264	1.18%	0.10% to 0.60%	29.57% to 30.22%

John Hancock Emerging Markets Value Trust Sub-Account
2023		1,260	$30.03 to $31.26	$34.37 to $35.96	$44,305	1.62%	0.10% to 0.60%	14.46% to 15.04%
2022		1,349	$34.18 to $35.41	$30.03 to $31.26	$41,296	3.76%	0.10% to 0.60%	(12.16)% to (11.72)%
2021		1,325	$30.91 to $31.86	$34.18 to $35.41	$46,070	2.41%	0.10% to 0.60%	10.58% to 11.14%
2020		1,415	$29.98 to $30.75	$30.91 to $31.86	$44,380	2.60%	0.10% to 0.60%	3.10% to 3.62%
2019		1,279	$27.20 to $27.76	$29.98 to $30.75	$38,804	3.48%	0.10% to 0.60%	10.23% to 10.78%

LVIP Delaware Diversified Income Fund—Standard Class Sub-Account
2023		3,561	$15.94 to $17.19	$16.84 to $18.25	$63,503	4.08%	0.10% to 0.60%	5.60% to 6.13%
2022		3,647	$18.62 to $19.98	$15.94 to $17.19	$61,020	3.32%	0.10% to 0.60%	(14.37)% to (13.94)%
2021	(af)	3,675	$18.57 to $19.85	$18.62 to $19.98	$71,417	2.76%	0.10% to 0.60%	0.30% to 0.63%

Matson Money Fixed Income VI Portfolio Sub-Account
2023		1,014	$23.96 to $24.82	$25.07 to $26.34	$26,022	2.63%	0.09% to 0.60%	3.56% to 5.06%
2022		1,088	$25.93 to $26.76	$23.96 to $24.82	$26,593	1.15%	0.20% to 0.60%	(7.60)% to (7.23)%
2021		1,178	$26.44 to $27.17	$25.93 to $26.76	$31,137	0.31%	0.20% to 0.60%	(1.93)% to (1.54)%
2020		1,014	$25.76 to $26.30	$26.44 to $27.17	$27,235	0.66%	0.20% to 0.60%	0.50% to 2.97%
2019		1,095	$24.80 to $25.22	$25.76 to $26.30	$28,585	1.69%	0.25% to 0.60%	3.90% to 4.26%

Matson Money International Equity VI Portfolio Sub-Account
2023		565	$28.74 to $30.05	$33.05 to $34.72	$19,125	3.13%	0.10% to 0.60%	14.98% to 15.55%
2022		650	$32.38 to $33.68	$28.74 to $30.05	$19,083	2.18%	0.10% to 0.60%	(11.22)% to (4.02)%
2021		641	$28.49 to $29.49	$32.38 to $33.68	$21,163	3.07%	0.10% to 0.60%	13.62% to 14.19%
2020		647	$27.95 to $28.78	$28.49 to $29.49	$18,732	1.57%	0.25% to 0.60%	1.95% to 2.46%
2019		671	$23.96 to $24.55	$27.95 to $28.78	$19,017	2.29%	0.10% to 0.60%	16.66% to 17.24%

B-70	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Matson Money U.S. Equity VI Portfolio Sub-Account
2023		500	$44.83 to $46.86	$51.88 to $54.50	$26,593	1.03%	0.10% to 0.60%	15.71% to 16.29%
2022		557	$49.99 to $51.99	$44.83 to $46.86	$25,534	0.77%	0.10% to 0.60%	(10.31)% to (9.86)%
2021		596	$38.31 to $39.24	$49.99 to $51.99	$30,374	0.94%	0.10% to 0.60%	7.47% to 30.93%
2020		655	$36.50 to $37.25	$38.31 to $39.24	$25,508	1.06%	0.25% to 0.60%	1.95% to 2.46%
2019		694	$29.93 to $30.44	$36.50 to $37.25	$25,681	0.87%	0.25% to 0.60%	21.96% to 22.39%

MFS Global Equity Series—Initial Class Sub-Account
2023		133	$36.76 to $39.64	$41.72 to $45.21	$5,914	0.79%	0.10% to 0.59%	13.50% to 14.07%
2022		133	$44.95 to $48.23	$36.76 to $39.64	$5,155	0.55%	0.10% to 0.60%	(18.22)% to (17.81)%
2021		134	$38.58 to $41.19	$44.95 to $48.23	$6,310	0.62%	0.10% to 0.60%	16.51% to 17.09%
2020		140	$34.26 to $36.39	$38.58 to $41.19	$5,621	1.19%	0.10% to 0.60%	12.61% to 13.17%
2019		155	$26.40 to $27.90	$34.26 to $36.39	$5,506	1.11%	0.10% to 0.60%	29.79% to 30.44%

MFS Growth Series—Initial Class Sub-Account
2023		8	$90.58 to $97.67	$130.45 to $132.56	$1,012	0.00%	0.10% to 0.20%	35.59% to 35.73%
2022		8	$133.30 to $143.01	$90.58 to $97.67	$754	0.00%	0.10% to 0.59%	(32.04)% to (31.70)%
2021		8	$108.55 to $115.88	$133.30 to $143.01	$1,186	0.00%	0.10% to 0.60%	22.79% to 23.41%
2020		10	$82.82 to $87.97	$108.55 to $115.88	$1,128	0.00%	0.10% to 0.58%	31.07% to 31.73%
2019		10	$60.31 to $63.74	$82.82 to $87.97	$889	0.00%	0.10% to 0.59%	37.32% to 38.01%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2023		166	$43.75 to $47.17	$53.93 to $58.44	$9,496	0.30%	0.10% to 0.60%	23.27% to 23.88%
2022		173	$54.51 to $58.48	$43.75 to $47.17	$7,954	0.11%	0.10% to 0.60%	(19.74)% to (19.34)%
2021		183	$43.53 to $46.47	$54.51 to $58.48	$10,389	0.23%	0.10% to 0.60%	25.22% to 25.85%
2020		204	$35.74 to $37.97	$43.53 to $46.47	$9,207	0.43%	0.10% to 0.60%	21.79% to 22.40%
2019		229	$25.69 to $27.15	$35.74 to $37.97	$8,442	0.68%	0.10% to 0.60%	39.12% to 39.81%

MFS Utilities Series—Initial Class Sub-Account
2023		40	$82.51 to $88.97	$80.29 to $87.01	$3,440	3.40%	0.10% to 0.60%	(2.69)% to (2.21)%
2022		50	$82.39 to $88.39	$82.51 to $88.97	$4,333	2.45%	0.10% to 0.60%	0.15% to 0.65%
2021		47	$72.65 to $77.55	$82.39 to $88.39	$4,062	1.72%	0.10% to 0.60%	13.41% to 13.98%
2020		44	$69.01 to $73.30	$72.65 to $77.55	$3,304	2.34%	0.10% to 0.60%	5.27% to 5.80%
2019		49	$55.51 to $58.67	$69.01 to $73.30	$3,496	4.04%	0.10% to 0.60%	24.32% to 24.94%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2023		1,086	$35.93 to $38.74	$39.64 to $42.96	$45,059	1.05%	0.10% to 0.60%	10.34% to 10.89%
2022		1,119	$40.05 to $42.97	$35.93 to $38.74	$41,803	0.59%	0.10% to 0.60%	(10.29)% to (9.84)%
2021		1,228	$30.34 to $32.39	$40.05 to $42.97	$50,975	0.59%	0.10% to 0.60%	32.00% to 32.66%
2020		1,410	$31.34 to $33.29	$30.34 to $32.39	$44,093	1.28%	0.10% to 0.60%	(3.20)% to (2.72)%
2019		1,242	$27.01 to $28.55	$31.34 to $33.29	$39,999	0.73%	0.10% to 0.60%	16.05% to 16.63%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
2023		37	$45.22 to $48.76	$57.04 to $61.81	$2,257	0.34%	0.10% to 0.60%	4.39% to 26.77%
2022		40	$55.79 to $59.85	$45.22 to $48.76	$1,908	0.42%	0.10% to 0.60%	(18.94)% to (18.53)%
2021		46	$45.45 to $48.52	$55.79 to $59.85	$2,680	0.38%	0.10% to 0.60%	22.74% to 23.35%
2020		50	$38.24 to $40.62	$45.45 to $48.52	$2,365	0.60%	0.10% to 0.60%	18.85% to 19.44%
2019	(w)	57	$33.59 to $36.74	$38.24 to $40.62	$2,248	0.59%	0.10% to 0.60%	10.14% to 10.51%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2023		154	$21.30 to $22.97	$22.93 to $24.84	$3,779	3.02%	0.10% to 0.60%	7.64% to 8.17%
2022		193	$24.26 to $26.02	$21.30 to $22.97	$4,367	7.71%	0.10% to 0.60%	(12.18)% to (11.75)%
2021		226	$20.96 to $22.38	$24.26 to $26.02	$5,757	10.93%	0.10% to 0.60%	15.72% to 16.30%
2020		282	$19.50 to $20.71	$20.96 to $22.38	$6,208	5.33%	0.10% to 0.60%	7.52% to 8.06%
2019		239	$17.52 to $18.52	$19.50 to $20.71	$4,819	3.09%	0.10% to 0.60%	11.25% to 11.80%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-71

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2023		129	$24.07 to $25.20	$22.08 to $23.23	$2,926	15.72%	0.10% to 0.60%	(8.30)% to (7.84)%
2022		150	$22.26 to $23.19	$24.07 to $25.20	$3,707	22.74%	0.10% to 0.60%	8.14% to 8.68%
2021		141	$16.78 to $17.39	$22.26 to $23.19	$3,207	4.50%	0.10% to 0.60%	32.67% to 33.34%
2020		92	$16.63 to $17.15	$16.78 to $17.39	$1,579	6.13%	0.10% to 0.60%	0.89% to 1.40%
2019		93	$14.99 to $15.38	$16.63 to $17.15	$1,574	4.56%	0.10% to 0.60%	10.97% to 11.52%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2023		1,302	$27.98 to $29.29	$30.95 to $32.56	$41,330	5.84%	0.10% to 0.60%	10.61% to 11.17%
2022		1,344	$33.34 to $34.73	$27.98 to $29.29	$38,446	4.97%	0.10% to 0.60%	(16.09)% to (15.67)%
2021		1,305	$34.38 to $35.63	$33.34 to $34.73	$44,396	4.63%	0.10% to 0.60%	(3.00)% to (2.51)%
2020		1,165	$32.36 to $33.37	$34.38 to $35.63	$40,719	4.73%	0.10% to 0.60%	6.23% to 6.76%
2019		1,184	$28.32 to $29.06	$32.36 to $33.37	$38,845	4.57%	0.10% to 0.60%	14.26% to 14.83%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2023		306	$17.32 to $18.67	$18.15 to $19.66	$5,915	2.40%	0.10% to 0.59%	4.79% to 5.31%
2022		310	$19.55 to $20.97	$17.32 to $18.67	$5,679	1.64%	0.10% to 0.60%	(11.40)% to (10.96)%
2021		292	$20.49 to $21.87	$19.55 to $20.97	$6,029	5.16%	0.10% to 0.60%	(4.59)% to (4.11)%
2020		259	$18.69 to $19.85	$20.49 to $21.87	$5,552	2.58%	0.10% to 0.60%	9.62% to 10.17%
2019		250	$17.69 to $18.70	$18.69 to $19.85	$4,867	2.61%	0.10% to 0.60%	5.65% to 6.18%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2023		5,006	$18.68 to $20.14	$19.27 to $20.89	$101,200	3.14%	0.10% to 0.60%	3.21% to 3.72%
2022		5,184	$21.29 to $22.85	$18.68 to $20.14	$100,994	7.14%	0.10% to 0.60%	(12.30)% to (11.86)%
2021		5,437	$20.26 to $21.63	$21.29 to $22.85	$120,386	5.14%	0.10% to 0.60%	5.11% to 5.64%
2020		5,162	$18.22 to $19.35	$20.26 to $21.63	$108,156	1.57%	0.10% to 0.60%	11.21% to 11.77%
2019		5,546	$16.88 to $17.84	$18.22 to $19.35	$103,984	1.81%	0.10% to 0.60%	7.95% to 8.49%

PVC Equity Income Account—Class 1 Sub-Account
2023		1,579	$53.56 to $57.75	$59.21 to $64.16	$98,402	2.10%	0.10% to 0.60%	10.55% to 11.10%
2022		1,663	$60.20 to $64.58	$53.56 to $57.75	$93,017	1.90%	0.10% to 0.60%	(11.03)% to (10.59)%
2021		1,784	$49.45 to $52.79	$60.20 to $64.58	$111,694	1.98%	0.10% to 0.60%	21.73% to 22.34%
2020		1,903	$46.74 to $49.65	$49.45 to $52.79	$97,393	2.02%	0.10% to 0.60%	5.80% to 6.33%
2019		1,927	$36.43 to $38.50	$46.74 to $49.65	$92,711	1.93%	0.10% to 0.60%	28.31% to 28.96%

PVC MidCap Account—Class 1 Sub-Account
2023		100	$65.93 to $71.09	$84.65 to $89.54	$8,894	0.00%	0.10% to 0.45%	25.52% to 25.96%
2022		103	$86.12 to $92.39	$65.93 to $71.09	$7,236	0.19%	0.10% to 0.60%	(23.44)% to (23.05)%
2021		105	$69.02 to $73.68	$86.12 to $92.39	$9,513	0.13%	0.10% to 0.60%	24.78% to 25.40%
2020		115	$58.68 to $62.32	$69.02 to $73.68	$8,282	0.72%	0.10% to 0.60%	17.63% to 18.22%
2019		124	$41.25 to $43.60	$58.68 to $62.32	$7,512	0.28%	0.10% to 0.60%	42.24% to 42.95%

PSF Natural Resources Portfolio—Class II Sub-Account
2023		48	$60.22 to $64.93	$60.81 to $65.89	$3,092	0.00%	0.10% to 0.60%	0.98% to 1.48%
2022		54	$49.84 to $53.48	$60.22 to $64.93	$3,422	0.00%	0.10% to 0.60%	20.82% to 21.42%
2021		41	$40.10 to $42.81	$49.84 to $53.48	$2,171	0.00%	0.10% to 0.60%	24.28% to 24.90%
2020		47	$36.08 to $38.33	$40.10 to $42.81	$1,993	0.00%	0.10% to 0.60%	11.15% to 11.71%
2019		42	$32.92 to $34.80	$36.08 to $38.33	$1,586	0.00%	0.10% to 0.60%	9.59% to 10.14%

PSF PGIM Jennison Blend Portfolio—Class II Sub-Account
2023	(ag)	412	$57.32	$58.57 to $63.47	$25,502	0.00%	0.10% to 0.63%	2.96% to 3.38%

PSF PGIM Jennison Value Portfolio—Class II Sub-Account
2023		126	$56.93 to $61.38	$64.93 to $70.36	$8,787	0.00%	0.10% to 0.60%	14.06% to 14.63%
2022		132	$62.42 to $66.97	$56.93 to $61.38	$8,021	0.00%	0.10% to 0.60%	(8.80)% to (8.35)%
2021		143	$49.34 to $52.67	$62.42 to $66.97	$9,493	0.00%	0.10% to 0.60%	26.52% to 27.16%
2020		155	$48.12 to $51.11	$49.34 to $52.67	$8,058	0.00%	0.10% to 0.60%	2.53% to 3.05%
2019		155	$38.55 to $40.74	$48.12 to $51.11	$7,723	0.00%	0.10% to 0.60%	24.83% to 25.45%

B-72	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2023		26	$26.31 to $28.37	$31.06 to $33.66	$873	0.00%	0.10% to 0.60%	7.23% to 18.66%
2022		27	$34.12 to $36.61	$26.31 to $28.37	$764	0.00%	0.10% to 0.60%	(22.90)% to (22.51)%
2021		41	$26.41 to $28.19	$34.12 to $36.61	$1,467	0.00%	0.10% to 0.60%	29.20% to 29.85%
2020		24	$21.46 to $22.80	$26.41 to $28.19	$662	0.00%	0.10% to 0.60%	7.83% to 23.67%
2019		23	$18.06 to $19.09	$21.46 to $22.80	$511	0.00%	0.10% to 0.59%	18.84% to 19.43%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2023		303	$22.75 to $24.53	$28.48 to $30.86	$9,243	0.90%	0.10% to 0.60%	25.17% to 25.80%
2022		317	$25.21 to $27.05	$22.75 to $24.53	$7,676	0.39%	0.10% to 0.60%	(9.74)% to (9.29)%
2021		352	$19.69 to $21.02	$25.21 to $27.05	$9,375	1.43%	0.10% to 0.60%	28.05% to 28.69%
2020		346	$21.33 to $22.66	$19.69 to $21.02	$7,122	1.09%	0.10% to 0.60%	(7.71)% to (7.24)%
2019		328	$18.08 to $19.11	$21.33 to $22.66	$7,239	0.73%	0.10% to 0.60%	17.96% to 18.55%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2023		127	$51.75 to $53.88	$52.96 to $55.42	$6,907	0.00%	0.10% to 0.60%	2.35% to 2.86%
2022		138	$59.48 to $61.62	$51.75 to $53.88	$7,314	0.00%	0.10% to 0.60%	(13.00)% to (12.56)%
2021		136	$52.91 to $54.53	$59.48 to $61.62	$8,262	0.00%	0.10% to 0.60%	12.43% to 12.99%
2020		143	$41.06 to $42.11	$52.91 to $54.53	$7,677	0.00%	0.10% to 0.60%	28.84% to 29.49%
2019		128	$32.04 to $32.69	$41.06 to $42.11	$5,309	0.00%	0.10% to 0.60%	28.17% to 28.82%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2023		1,862	$26.03 to $27.47	$27.15 to $28.80	$52,327	3.30%	0.10% to 0.60%	4.31% to 4.84%
2022		2,027	$27.42 to $28.80	$26.03 to $27.47	$54,185	1.94%	0.10% to 0.60%	(5.09)% to (4.61)%
2021		2,071	$27.55 to $28.79	$27.42 to $28.80	$58,155	1.33%	0.10% to 0.60%	(0.47)% to 0.03%
2020		1,877	$26.47 to $27.53	$27.55 to $28.79	$52,806	1.97%	0.10% to 0.60%	4.08% to 4.61%
2019		1,824	$25.52 to $26.40	$26.47 to $27.53	$49,144	2.40%	0.10% to 0.60%	3.73% to 4.25%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2023		1,431	$15.52 to $16.73	$17.40 to $18.85	$26,147	2.29%	0.10% to 0.60%	12.10% to 12.66%
2022		1,352	$19.94 to $21.39	$15.52 to $16.73	$21,887	2.94%	0.10% to 0.60%	(22.17)% to (21.78)%
2021		1,107	$21.23 to $22.66	$19.94 to $21.39	$22,946	1.05%	0.10% to 0.60%	(6.07)% to (5.60)%
2020		931	$18.19 to $19.32	$21.23 to $22.66	$20,469	4.39%	0.10% to 0.60%	16.69% to 17.27%
2019		899	$14.42 to $15.24	$18.19 to $19.32	$16,856	1.24%	0.10% to 0.60%	26.16% to 26.79%

Vanguard VIF Balanced Portfolio Sub-Account
2023		123	$30.28 to $30.69	$34.41 to $35.05	$4,284	2.02%	0.10% to 0.60%	13.64% to 14.21%
2022		140	$35.55 to $35.85	$30.28 to $30.69	$4,283	2.02%	0.10% to 0.60%	(14.81)% to (14.39)%
2021		134	$25.95 to $27.58	$35.55 to $35.85	$4,802	0.71%	0.10% to 0.60%	2.83% to 19.06%
2020	(y)	25	$25.95 to $27.58	$30.07 to $30.15	$742	0.00%	0.11% to 0.51%	9.44% to 15.20%

Vanguard VIF Capital Growth Portfolio Sub-Account
2023		298	$53.11 to $55.29	$67.57 to $70.69	$20,815	1.03%	0.10% to 0.60%	27.22% to 27.85%
2022		300	$63.22 to $65.49	$53.11 to $55.29	$16,395	0.89%	0.10% to 0.60%	(15.99)% to (15.57)%
2021		309	$52.33 to $53.93	$63.22 to $65.49	$19,993	0.88%	0.10% to 0.60%	20.81% to 21.42%
2020		272	$44.81 to $45.96	$52.33 to $53.93	$14,529	1.49%	0.10% to 0.60%	16.77% to 17.36%
2019		309	$35.64 to $36.37	$44.81 to $45.96	$14,047	1.08%	0.10% to 0.60%	10.16% to 26.37%

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2023		99	$25.78 to $26.12	$28.83 to $29.36	$2,894	2.01%	0.10% to 0.61%	6.85% to 12.40%
2022		91	$30.47 to $30.73	$25.78 to $26.12	$2,357	3.46%	0.10% to 0.60%	(15.40)% to (14.98)%
2021		109	$28.92 to $29.02	$30.47 to $30.73	$3,341	0.62%	0.10% to 0.56%	4.34% to 5.88%
2020	(z)	29	$24.93 to $27.33	$28.92 to $29.02	$843	0.00%	0.10% to 0.51%	6.07% to 15.62%

Vanguard VIF Equity Index Portfolio Sub-Account
2023		2,645	$52.60 to $54.76	$65.94 to $68.99	$179,989	1.38%	0.10% to 0.60%	25.36% to 25.99%
2022		2,601	$64.71 to $67.04	$52.60 to $54.76	$140,644	1.35%	0.10% to 0.60%	(18.72)% to (18.31)%
2021		2,714	$50.64 to $52.20	$64.71 to $67.04	$179,891	1.22%	0.10% to 0.60%	27.78% to 28.42%
2020		2,602	$43.10 to $44.21	$50.64 to $52.20	$134,497	1.65%	0.10% to 0.60%	17.49% to 18.08%
2019		2,511	$33.03 to $33.70	$43.10 to $44.21	$110,048	1.79%	0.10% to 0.60%	11.44% to 31.17%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-73

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Global Bond Index Portfolio Sub-Account
2023		130	$21.57 to $21.80	$22.86 to $23.19	$3,008	1.50%	0.10% to 0.50%	3.77% to 6.41%
2022		86	$24.95 to $25.12	$21.57 to $21.80	$1,863	2.63%	0.10% to 0.50%	(13.56)% to (13.21)%
2021		75	$25.54 to $25.61	$24.95 to $25.12	$1,884	1.34%	0.10% to 0.50%	(2.33)% to (1.94)%
2020	(aa)	48	$24.87 to $25.43	$25.54 to $25.61	$1,238	0.00%	0.11% to 0.50%	0.50% to 2.73%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2023		1,570	$31.80 to $33.10	$35.30 to $36.93	$56,735	4.87%	0.10% to 0.60%	11.00% to 11.55%
2022		1,565	$35.29 to $36.56	$31.80 to $33.10	$50,758	5.06%	0.10% to 0.60%	(9.90)% to (9.45)%
2021		1,610	$34.25 to $35.30	$35.29 to $36.56	$57,834	4.03%	0.10% to 0.60%	3.06% to 3.57%
2020		1,447	$32.60 to $33.44	$34.25 to $35.30	$50,273	5.59%	0.10% to 0.60%	5.04% to 5.57%
2019		1,503	$28.36 to $28.94	$32.60 to $33.44	$49,592	5.63%	0.10% to 0.60%	14.98% to 15.56%

Vanguard VIF International Portfolio Sub-Account
2023		122	$29.35 to $29.74	$33.45 to $34.07	$4,135	1.66%	0.10% to 0.60%	13.97% to 14.54%
2022		154	$42.25 to $42.61	$29.35 to $29.74	$4,555	1.24%	0.10% to 0.60%	(30.54)% to (30.19)%
2021		111	$43.17 to $43.32	$42.25 to $42.61	$4,703	0.27%	0.10% to 0.60%	(2.13)% to (1.64)%
2020	(ab)	48	$27.47 to $36.04	$43.17 to $43.32	$2,059	0.00%	0.10% to 0.61%	19.95% to 56.75%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2023		1,762	$45.50 to $47.37	$52.39 to $54.81	$94,585	1.41%	0.10% to 0.60%	15.14% to 15.71%
2022		1,785	$56.38 to $58.41	$45.50 to $47.37	$82,945	1.12%	0.10% to 0.60%	(19.31)% to (18.90)%
2021		1,787	$45.61 to $47.01	$56.38 to $58.41	$102,675	1.07%	0.10% to 0.60%	23.61% to 24.23%
2020		1,782	$38.86 to $39.86	$45.61 to $47.01	$82,556	1.46%	0.10% to 0.60%	17.37% to 17.95%
2019		1,754	$29.87 to $30.49	$38.86 to $39.86	$69,007	1.39%	0.10% to 0.60%	30.09% to 30.74%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2023		155	$28.08 to $28.46	$32.25 to $32.73	$5,044	2.11%	0.20% to 0.60%	10.80% to 15.26%
2022		154	$33.60 to $33.88	$28.08 to $28.46	$4,356	2.58%	0.10% to 0.60%	(16.43)% to (16.01)%
2021		104	$30.71 to $30.81	$33.60 to $33.88	$3,510	1.21%	0.10% to 0.60%	9.42% to 9.96%
2020	(ac)	48	$25.04 to $30.25	$30.71 to $30.81	$1,469	0.00%	0.10% to 0.62%	1.58% to 22.65%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2023		945	$33.69 to $35.07	$37.40 to $39.13	$36,263	2.43%	0.10% to 0.60%	11.03% to 11.59%
2022		940	$45.98 to $47.63	$33.69 to $35.07	$32,400	1.90%	0.10% to 0.60%	(26.74)% to (26.37)%
2021		965	$32.99 to $34.00	$45.98 to $47.63	$45,268	1.79%	0.10% to 0.60%	39.37% to 40.07%
2020		847	$34.88 to $35.77	$32.99 to $34.00	$28,404	2.49%	0.10% to 0.60%	(5.42)% to (4.95)%
2019		793	$27.24 to $27.80	$34.88 to $35.77	$28,008	2.66%	0.10% to 0.60%	28.04% to 28.68%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2023		418	$42.85 to $44.61	$50.96 to $53.32	$21,900	0.39%	0.10% to 0.60%	18.93% to 19.53%
2022		395	$57.74 to $59.82	$42.85 to $44.61	$17,314	0.25%	0.10% to 0.60%	(25.80)% to (25.43)%
2021		383	$50.86 to $52.42	$57.74 to $59.82	$22,560	0.36%	0.10% to 0.60%	13.53% to 14.10%
2020		475	$41.54 to $42.60	$50.86 to $52.42	$24,568	0.65%	0.10% to 0.60%	22.45% to 23.06%
2019		476	$32.62 to $33.29	$41.54 to $42.60	$20,052	0.46%	0.10% to 0.60%	27.34% to 27.98%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2023		10,218	$25.20 to $26.23	$26.45 to $27.67	$276,930	2.44%	0.10% to 0.60%	4.95% to 5.47%
2022		9,912	$29.21 to $30.26	$25.20 to $26.23	$255,016	2.04%	0.10% to 0.60%	(13.73)% to (13.30)%
2021		9,973	$29.90 to $30.82	$29.21 to $30.26	$296,786	1.94%	0.10% to 0.60%	(2.30)% to (1.82)%
2020		7,980	$27.96 to $28.67	$29.90 to $30.82	$242,375	2.36%	0.10% to 0.60%	6.94% to 7.47%
2019		6,630	$25.88 to $26.41	$27.96 to $28.67	$187,721	2.32%	0.10% to 0.60%	8.02% to 8.57%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2023		606	$31.18 to $31.59	$35.81 to $36.47	$21,960	2.86%	0.10% to 0.63%	14.85% to 15.43%
2022		625	$37.41 to $37.66	$31.18 to $31.59	$19,660	3.44%	0.10% to 0.70%	(16.43)% to 12.65%
2021		601	$34.64 to $34.73	$37.41 to $37.66	$22,548	0.66%	0.10% to 0.50%	7.99% to 8.42%
2020	(ad)	95	$24.95 to $29.59	$34.64 to $34.73	$3,295	0.00%	0.10% to 0.50%	16.98% to 34.81%

B-74	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31, 2023

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2023		665	$34.52 to $34.99	$43.22 to $44.02	$29,075	1.09%	0.10% to 0.60%	25.20% to 25.82%
2022		614	$43.19 to $43.56	$34.52 to $34.99	$21,372	1.26%	0.10% to 0.60%	(20.07)% to (19.67)%
2021		526	$34.59 to $34.70	$43.19 to $43.56	$22,822	0.67%	0.10% to 0.60%	11.74% to 25.51%
2020	(ae)	125	$25.21 to $28.95	$34.59 to $34.70	$4,317	0.00%	0.10% to 0.60%	20.76% to 38.95%

VY CBRE Global Real Estate Portfolio—Class I Sub-Account
2023		158	$43.97 to $46.84	$49.21 to $52.69	$8,146	2.02%	0.10% to 0.60%	11.92% to 12.97%
2022		154	$58.93 to $62.47	$43.97 to $46.84	$7,065	3.27%	0.10% to 0.60%	(25.40)% to (25.02)%
2021		165	$44.09 to $46.51	$58.93 to $62.47	$10,047	2.89%	0.10% to 0.60%	33.66% to 34.33%
2020		177	$46.61 to $48.92	$44.09 to $46.51	$8,024	5.90%	0.10% to 0.60%	(5.40)% to (4.92)%
2019		177	$37.59 to $39.25	$46.61 to $48.92	$8,431	2.84%	0.10% to 0.60%	23.99% to 24.61%

Wanger International Sub-Account
2023		158	$62.71 to $67.62	$72.91 to $79.01	$12,273	0.32%	0.10% to 0.60%	16.26% to 17.43%
2022		166	$95.37 to $102.32	$62.71 to $67.62	$10,951	0.91%	0.10% to 0.60%	(34.24)% to (33.91)%
2021		158	$80.75 to $86.21	$95.37 to $102.32	$15,733	0.55%	0.10% to 0.60%	18.10% to 18.69%
2020		178	$71.04 to $75.45	$80.75 to $86.21	$14,878	2.03%	0.10% to 0.60%	13.68% to 14.25%
2019		183	$54.98 to $58.10	$71.04 to $75.45	$13,400	0.83%	0.10% to 0.60%	29.21% to 29.86%

Wanger Acorn Sub-Account
2023		53	$89.41 to $96.40	$108.19 to $117.24	$6,014	0.00%	0.10% to 0.60%	21.01% to 21.61%
2022		36	$135.18 to $145.03	$89.41 to $96.40	$3,369	0.00%	0.10% to 0.60%	(33.86)% to (33.53)%
2021		26	$124.88 to $133.31	$135.18 to $145.03	$3,723	0.83%	0.10% to 0.60%	8.25% to 8.79%
2020		27	$101.13 to $107.42	$124.88 to $133.31	$3,510	0.00%	0.10% to 0.60%	23.49% to 24.10%
2019		25	$77.60 to $82.02	$101.13 to $107.42	$2,601	0.28%	0.10% to 0.59%	30.32% to 30.97%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2023		647	$17.08 to $18.41	$18.72 to $20.28	$12,731	5.51%	0.10% to 0.60%	9.60% to 10.15%
2022		721	$19.91 to $21.36	$17.08 to $18.41	$12,838	6.63%	0.10% to 0.60%	(14.24)% to (13.81)%
2021		755	$19.77 to $21.11	$19.91 to $21.36	$15,644	4.49%	0.10% to 0.60%	0.72% to 1.22%
2020		724	$18.53 to $19.69	$19.77 to $21.11	$14,828	4.06%	0.10% to 0.60%	6.67% to 7.21%
2019		756	$16.30 to $17.23	$18.53 to $19.69	$14,454	5.21%	0.10% to 0.60%	13.70% to 14.27%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2023. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2023.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(w)	Sub-account commenced operations on April 30, 2019.
(x)	Sub-account commenced operations on December 11, 2020.
(y)	Sub-account commenced operations on June 3, 2020.
(z)	Sub-account commenced operations on May 13, 2020.
(aa)	Sub-account commenced operations on May 12, 2020.
(ab)	Sub-account commenced operations on May 27, 2020.
(ac)	Sub-account commenced operations on May 14, 2020.
(ad)	Sub-account commenced operations on May 15, 2020.
(ae)	Sub-account commenced operations on May 12, 2020.
(af)	Sub-account commenced operations on April 30, 2021.
(ag)	Sub-account commenced operations on December 8, 2023.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-75

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VA-1

Note 6—Subsequent Events

Effective April 26, 2024, the Delaware VIP International Series-Standard Class merged into the Delaware Ivy VIP International Core Equity Series—Standard Class. This fund is closed to new investors.

Effective May 1, 2024, the following Fund names have changed:

Current Fund	New Fund

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Core Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

ClearBridge Variable Aggressive Growth Portfolio—Class I

Delaware Ivy VIP International Core Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

LVIP Delaware Diversified Income—Standard Class

Nuveen Life Balanced Fund

Nuveen Life Core Bond Fund

Nuveen Life Growth Equity Fund

Nuveen Life Core Equity Fund

Nuveen Life International Equity Fund

Nuveen Life Large Cap Value Fund

Nuveen Life Money Market Fund

Nuveen Life Real Estate Securities Select Fund

Nuveen Life Small Cap Equity Fund

Nuveen Life Large Cap Responsible Equity Fund

Nuveen Life Stock Index Fund

ClearBridge Variable Growth Portfolio—Class I

Macquarie VIP International Core Equity Series—Standard Class

Macquarie VIP Small Cap Value Series—Standard Class

LVIP Macquarie Diversified Income—Standard Class

B-76	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-77

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with Teachers Insurance and Annuity Association of America (“TIAA”), its parent, and other subsidiaries of TIAA, which are related parties. Our opinion is not modified with respect to this matter.

As discussed in Note 1 to the financial statements, the Company no longer manufactures life insurance products for new customers and continues to service all existing life insurance contracts. Our opinion is not modified with respect to this matter.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting

B-78	Statement of Additional Information ∎ Intelligent Variable Annuity

from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2024

Intelligent Variable Annuity ∎ Statement of Additional Information	B-79

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2023	2022

ADMITTED ASSETS

Bonds	$13,137,142	$13,355,205

Preferred stocks	9,755	9,376

Cash, cash equivalents and short-term investments	263,877	97,648

Contract loans	62,247	48,211

Other invested assets	10,704	4,690

Total cash and invested assets	13,483,725	13,515,130

Investment income due and accrued	103,762	100,958

Federal income tax recoverable from TIAA	8,486	—

Net deferred federal income tax asset	14,540	16,300

Reinsurance amounts receivable	7,524	8,529

Other assets	26,641	25,345

Separate account assets	4,465,616	3,966,298

Total admitted assets	$18,110,294	$17,632,560

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$12,671,770	$12,610,944

Asset valuation reserve	89,743	77,801

Interest maintenance reserve	16,138	46,736

Federal income tax payable to TIAA	—	5,033

Other amounts payable on reinsurance	10,494	7,630

Other liabilities	36,792	32,524

Separate account liabilities	4,453,431	3,954,476

Total liabilities	17,278,368	16,735,144

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	51,926	117,416

Total capital and surplus	831,926	897,416

Total liabilities, capital and surplus	$18,110,294	$17,632,560

B-80	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2023	2022	2021

REVENUES

Insurance and annuity premiums and other considerations	$217,076	$258,298	$435,313

Net investment income	435,795	404,485	362,614

Commissions and expense allowances on reinsurance ceded	6,249	7,410	9,732

Reserve adjustments on reinsurance ceded	(27,409)	(11,453)	(7,468)

Separate account fees and other revenues	19,578	21,059	22,141

Total revenues	$651,289	$679,799	$822,332

EXPENSES

Policy and contract benefits	$561,980	$394,462	$398,599

Increase (decrease) in policy and contract reserves	(165,330)	3,237	46,123

Insurance expenses and taxes (excluding federal income taxes)	78,483	74,088	71,026

Commissions on premiums	3,153	4,209	5,649

Interest on deposit-type contracts	231,510	98,778	90,088

Net transfers to (from) separate accounts	(132,915)	(77,274)	58,877

Total expenses	$576,881	$497,500	$670,362

Income before federal income tax and net realized capital (losses)	74,408	182,299	151,970

Federal income tax expense	14,064	34,780	29,067

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	476	(842)	(1,093)

Net income	$60,820	$146,677	$121,810

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-81

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

Net income (loss)	—	—	121,810	121,810

Change in net unrealized capital gains (losses) on investments, net of $302 in taxes			1,137	1,137

Change in reserve on account of change in valuation basis	—	—	1,568	1,568

Change in asset valuation reserve	—	—	(8,956)	(8,956)

Change in surplus in separate accounts	—	—	(719)	(719)

Change in liability for reinsurance in unauthorized companies	—	—	(11,600)	(11,600)

Change in net deferred income tax	—	—	3,346	3,346

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(3,418)	(3,418)

Deferred premium asset limitation	—	—	1,304	1,304

Other assets	—	—	2	2

Dividends to stockholders	—	—	(81,600)	(81,600)

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

Net income (loss)	—	—	146,677	146,677

Change in net unrealized capital gains (losses) on investments, net of $179 in taxes	—	—	(825)	(825)

Change in asset valuation reserve	—	—	(12,844)	(12,844)

Change in surplus in separate accounts	—	—	(1,011)	(1,011)

Change in liability for reinsurance in unauthorized companies	—	—	5,260	5,260

Change in net deferred income tax	—	—	(1,282)	(1,282)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	348	348

Deferred premium asset limitation	—	—	4,032	4,032

Other assets	—	—	(696)	(696)

Dividends to stockholders	—	—	(83,900)	(83,900)

Balance, December 31, 2022	$2,500	$777,500	$117,416	$897,416

Net income (loss)	—	—	60,820	60,820

Change in net unrealized capital gains (losses) on investments, net of $80 in taxes	—	—	299	299

Change in asset valuation reserve	—	—	(11,942)	(11,942)

Change in surplus in separate accounts	—	—	345	345

Change in liability for reinsurance in unauthorized companies	—	—	1,362	1,362

Change in net deferred income tax	—	—	(393)	(393)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(1,287)	(1,287)

Deferred premium asset limitation	—	—	3,607	3,607

Other assets	—	—	(201)	(201)

Dividends to stockholders	—	—	(118,100)	(118,100)

Balance, December 31, 2023	$2,500	$777,500	$51,926	$831,926

B-82	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2023	2022	2021

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$216,975	$263,068	$435,901

Net investment income	424,010	384,536	362,285

Separate account fees and other revenues	25,808	27,061	31,658

Total Receipts	666,793	674,665	829,844

Policy and contract benefits	582,665	403,507	416,205

Commissions and expenses paid	81,484	77,751	76,745

Federal income taxes paid	19,761	40,213	34,054

Net transfers to/(from) separate accounts	(133,946)	(82,172)	57,632

Total Disbursements	549,964	439,299	584,636

Net cash from operations	116,829	235,366	245,208

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	973,560	2,010,817	1,222,345

Net gains on cash, cash equivalents and short-term investments	20	27	4

Miscellaneous proceeds	—	5,968	—

Cost of investments acquired:

Bonds	784,515	2,907,565	1,697,286

Net increase in contract loans	14,036	3,372	1,750

Stocks	—	—	8,400

Miscellaneous applications	6,133	—	7,468

Net cash used in investments	168,896	(894,125)	(492,555)

CASH FROM FINANCING AND OTHER

Net deposits/(withdrawals) on deposit-type contracts funds	(7,113)	677,713	192,558

Dividends to stockholders	(118,100)	(83,900)	(81,600)

Other cash provided (applied)	5,717	(3,306)	19,945

Net cash from financing and other	(119,496)	590,507	130,903

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	166,229	(68,252)	(116,444)

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	97,648	165,900	282,344

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$263,877	$97,648	$165,900

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a stock life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a stock life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

The Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2023	2022	2021

Net income (loss), New York SAP			$60,820	$146,677	$121,810

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(631)	19	(377)

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	(31)	10	27

Net income (loss), NAIC SAP			$60,158	$146,706	$121,460

Capital and surplus, New York SAP			$831,926	897,416	$841,657

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	509	589	669

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	5,487	6,118	6,099

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6	37	27

Capital and surplus, NAIC SAP			$837,928	$904,160	$848,452

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

B-84	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company’s risk based capital as of December 31, 2023 and 2022 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, non-interest related other-than-temporary impairment losses shall be recorded through the asset valuation reserve (“AVR”), while interest related other-than-temporary impairment losses may be recorded through the Interest Maintenance Reserve (“IMR”) in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

Intelligent Variable Annuity ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The Russian invasion of Ukraine and the conflict in the Middle East have created significant uncertainties in the global financial markets and economies. The duration and extent of these uncertainties and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA Life will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

B-86	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2023	2022	Change

Net deferred tax assets	$35,344	$34,057	$1,287

Deferred premium assets	26,285	29,892	(3,607)

Sundry receivables	921	720	201

Total	$62,550	$64,669	$(2,119)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

B-88	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2023	2022	2021

Exchange/restructure/transfer of bond investments	$120,845	$152,152	$58,809

Capitalized interest on bonds	$2,625	$2,796	$2,682

Interest credited on deposit-type contracts	$230,650	$97,992	$89,488

Deposits of bond investments on deposit-type contracts	$—	$—	$783,824

Application of new accounting pronouncements:

Recently issued accounting pronouncements:

In August 2023, the NAIC adopted revisions to SSAP 26R, Bonds, SSAP 43R, Loan-Backed and Structured Securities and other SSAPs as part of the principles-based bond definition project. These revisions incorporate principle concepts on what should be reported as a long-term bond, and the accounting and reporting guidance for such bonds. Eligible bonds must qualify as either an issuer credit obligation or an asset backed security. The revisions are effective January 1, 2025. Investments that were reported as a bond within the investment reporting schedules within the Annual Statement as of December 31, 2024, that do not qualify under the principle-based bond concepts shall be reported as a disposal from the bond schedule, with a reacquisition on the appropriate reporting schedule and a corresponding change in accounting treatment as of January 1, 2025. The Company is still evaluating the impact of the adoption of the principles-based bond definition.

In December 2023, the NAIC adopted revisions to the Annual Statement Instructions related to specific allocations to the IMR and AVR. The principal concept of the IMR and AVR is that interest-related losses go to IMR, and non-interest-related losses go to AVR. The current annual statement instructions have permitted unintended allocations that appear to direct an entity to allocate non-interest-related losses to IMR rather than correctly to the AVR. The updated guidance requires an entity to consider downgrades of debt securities within a reasonable period after sale or disposal to determine whether realized losses should go to IMR or AVR. Additionally, the revised guidance has added loans with an established valuation allowance to the criteria for losses reported to AVR. These revisions are effective on January 1, 2024. The Company is still evaluating the impact of this adoption.

In December 2023, the NAIC proposed revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments which explicitly preclude all investments reported as Other Invested Assets within the investment reporting schedules within the Annual Statement and mortgage loans in the scope of SSAP No. 37, Mortgage Loans from being classified as cash equivalents or short-term investments. These amendments are effective on January 1, 2025. The Company is still evaluating the impact of this adoption.

Recently adopted accounting pronouncements:

In March 2023, the NAIC adopted revisions to SSAP No. 34, Investment Income Due and Accrued. The revisions provided additional disclosures for interest income due and PIK interest included in current principal balances. The revisions are effective December 31, 2023 and did not have a material impact to the financial statements.

In March 2023, the NAIC adopted revisions to SSAP No. 100R, Fair Value. The revisions adopt ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions to provide clarity in situations involving equity securities that have restrictions related to the sale of the asset. The adoption does not incorporate the GAAP disclosures on sales restrictions, but clarifies that items restricted as to sale would be captured as restricted assets and subject to admittance considerations. The revisions are effective immediately and did not have a material impact to the Company.

In August 2023, the NAIC adopted Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserves (“INT 23-01”), which provides a temporary option to allow reporting entities with risk-based capital (“RBC”) greater than 300% of authorized control level (after certain adjustments) to admit net negative IMR. This admittance of net negative (disallowed) IMR is limited to 10% of adjusted capital and surplus. INT 23-01 also includes guidance on the accounting for losses from fair value derivatives and negative IMR at separate accounts, and specific reporting and disclosure requirements. INT 23-01 is effective immediately and will remain in effect until December 31, 2025. The Company adopted INT 23-01 and it did not have a material impact to the financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

In August 2023, the NAIC adopted revisions to clarify how paid-in-kind (“PIK”) interest is calculated for relevant disclosures. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal or par value from the current principal or par value. The guidance is effective for 2023 year-end reporting and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, and SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, to clarify the scope and reporting for investment structures that represent residual interests or a residual security tranche (collectively referred to as residuals). The revisions are effective for year-end December 31, 2023 and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted certain accounting practices within Interpretation 2023-03, Inflation Reduction Act (“the Act”)—Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”). The Act imposes a CAMT to the excess of 15% of a corporation’s adjusted financial statement income over its corporate alternative minimum foreign tax credit. INT 23-03 provides guidance for CAMT reporting on or after year-end 2023 and includes accounting, the statutory valuation allowance, admissibility, and transition. Pursuant to the guidance in INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2023.

In December 2023, the NAIC proposed revisions to SSAP No. 30R, Unaffiliated Common Stock and SSAP No. 32R, Preferred Stock. These revisions added language to explicitly clarify that investments that are in the form of either common or preferred stock but that are in-substance residual interests or a residual security tranche (that is, meeting the definition of such residuals in SSAP No. 43R, Loan-Backed and Structured Securities or SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies) must be reported as Other Invested Assets and included as residuals within the investment reporting schedules within the Annual Statement. These revisions are effective December 31, 2023 and did not have a material impact on the financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$109,902	$76	$(11,569)	$98,409

All other governments	89,759	283	(2,211)	87,831

States, territories & possessions	74,833	383	(1,479)	73,737

Political subdivisions of states, territories, & possessions	109,479	201	(10,238)	99,442

Special revenue & special assessment, non-guaranteed agencies & government	1,122,560	1,520	(134,553)	989,527

Industrial & miscellaneous	11,630,609	43,910	(1,149,680)	10,524,839

Hybrids	—	—	—	—

Total	$13,137,142	$46,373	$(1,309,730)	$11,873,785

	2022
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$161,329	$21	$(15,527)	$145,823

All other governments	66,644	—	(3,262)	63,382

States, territories & possessions	48,408	98	(2,933)	45,573

Political subdivisions of states, territories, & possessions	81,936	56	(13,077)	68,915

Special revenue & special assessment, non-guaranteed agencies & government	1,169,852	223	(182,059)	988,016

Industrial & miscellaneous	11,822,035	15,993	(1,530,589)	10,307,439

Hybrids	5,000	—	(88)	4,912

Total	$13,355,204	$16,391	$(1,747,535)	$11,624,060

B-90	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

All other bonds	$216,957	$(6,820)	$210,137	$10,133,840	$(1,122,655)	$9,011,185

Loaned-backed and structured bonds	21,676	(471)	21,205	1,412,665	(179,784)	1,232,881

Total	$238,633	$(7,291)	$231,342	$11,546,505	$(1,302,439)	$10,244,066

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2022

All other bonds	$8,250,652	$(938,074)	$7,312,578	$3,114,164	$(598,227)	$2,515,937

Loaned-backed and structured bonds	936,198	(89,278)	846,920	662,224	(121,958)	540,266

Total	$9,186,850	$(1,027,352)	$8,159,498	$3,776,388	$(720,185)	$3,056,203

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. During 2022, the rise in interest rates drove declines in the estimated fair values for bonds seen in the less than twelve months amount as of December 31, 2022. During 2023, interest rates stabilized which resulted in bonds continuing to be in unrealized loss positions. As a result, the majority of the bonds with unrealized losses in the less than twelve months amount as of December 31, 2022 migrated to the twelve months or more amount as of December 31, 2023. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2023		December 31, 2022
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$249,044	$246,233	$359,227	$356,127

Due after one year through five years	3,221,609	3,071,351	2,841,696	2,657,983

Due after five years through ten years	4,479,762	4,025,555	4,732,489	4,038,504

Due after ten years	3,607,444	3,129,452	3,793,724	3,154,122

Subtotal	11,557,859	10,472,591	11,727,136	10,206,736

Residential mortgage-backed securities	491,665	439,790	519,888	459,229

Commercial mortgage-backed securities	746,466	641,442	687,433	570,939

Asset-backed securities	341,152	319,963	420,748	387,156

Subtotal	1,579,283	1,401,195	1,628,069	1,417,324

Total	$13,137,142	$11,873,786	$13,355,205	$11,624,060

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2023		2022

NAIC 1 and 2	$13,069,532	99.5%	$13,312,393	99.7%

NAIC 3 through 6	67,610	0.5	42,812	0.3

Total	$13,137,142	100.0%	$13,355,205	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2023	2022

Finance and financial services	24.4%	26.4%

Manufacturing	15.3	16.7

Public Utilities	11.2	12.3

Services	8.3	5.1

Revenue and special obligations	7.7	7.2

Commercial mortgage-backed securities	5.7	5.1

Real estate investment trusts	5.3	5.3

Oil and gas	4.8	3.6

Residential mortgage-backed securities	3.7	3.9

Communications	3.2	3.4

Retail & Wholesale Trade	3.2	3.0

Transportation	2.7	3.3

Asset-backed securities	2.6	3.2

Other governments	0.7	0.3

Mining	0.6	0.4

U.S. governments	0.3	0.4

Other	0.3	0.4

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

B-92	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Bonds	$439,192	$406,788	$368,507

Stocks	357	357	180

Other invested assets	335	336	338

Cash, cash equivalents and short-term investments	2,578	606	26

Contract loans	2,567	2,115	2,017

Total gross investment income	445,029	410,202	371,068

Investment expenses	(12,172)	(11,984)	(13,297)

Net investment income before amortization/(accretion) of IMR	432,857	398,218	357,771

Amortization/(accretion) of IMR	2,938	6,267	4,843

Net investment income	$435,795	$404,485	$362,614

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, 2023, 2022 and 2021 are as follows (in thousands):

Interest Income Due and Accrued	2023	2022

Gross	$103,762	$100,958

Nonadmitted	$—	$—

Total Admitted	$103,762	$100,958

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Bonds	$(35,025)	$17,455	$14,835

Cash, cash equivalent and short-term investments	20	27	4

Total before capital gain (loss) tax and transfers to IMR, net of taxes	(35,005)	17,482	14,839

Transfers to IMR, net of taxes	27,660	(13,848)	(11,658)

Capital gain/loss tax benefit (expense)	7,821	(4,476)	(4,274)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$476	$(842)	$(1,093)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2023	2022	2021

Other-than-temporary impairments:

Bonds	$2,954	$2,713	$1,048

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2023	2022	2021

Proceeds from sales	$353,109	$1,479,024	$272,978

Gross gains on sales	$645	$27,902	$9,640

Gross losses on sales	$26,235	$4,130	$596

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

B-94	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2023 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,873,785	$13,137,142	$—	$11,869,309	$4,476

Preferred stock	7,746	9,755	1,355	6,391	—

Other invested assets	4,741	4,596	—	4,741	—

Separate account assets	4,465,616	4,465,616	4,443,608	22,008	—

Contract loans	62,247	62,247	—	—	62,247

Cash, cash equivalent & short term investments	263,878	263,877	—	263,878	—

Total	$16,678,013	$17,943,233	$4,444,963	$12,166,327	$66,723

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,024,907	$9,024,907	$—	$—	$9,024,907

Separate account liabilities	4,453,431	4,453,431	—	—	4,453,431

Total	$13,478,338	$13,478,338	$—	$—	$13,478,338

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2022 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,624,060	$13,355,205	$—	$11,618,711	$5,349

Preferred stock	6,990	9,376	976	6,014	—

Other invested assets	4,821	4,621	—	4,821	—

Separate account assets	3,966,298	3,966,298	3,950,875	15,423	—

Contract loans	48,211	48,211	—	—	48,211

Cash, cash equivalent & short term investments	97,666	97,648	1,679	95,987	—

Total	$15,748,046	$17,481,359	$3,953,530	$11,740,956	$53,560

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,801,780	$8,801,780	$—	$—	$8,801,780

Separate account liabilities	3,954,476	3,954,476	—	—	3,954,476

Total	$12,756,256	$12,756,256	$—	$—	$12,756,256

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2023 and 2022. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When

Intelligent Variable Annuity ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2023
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred stock	$1,355	$—	$—	$1,355

Separate account assets	4,443,608	22,008	—	4,465,616

Total assets at fair value	$4,444,963	$22,008	$—	$4,466,971

Total liabilities at fair value	$—	$—	$—	$—

	2022
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$976	$—	$—	$976

Separate account assets	3,950,875	15,423	—	3,966,298

Total assets at fair value	$3,951,851	$15,423	$—	$3,967,274

Total liabilities at fair value	$—	$—	$—	$—

B-96	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2023 and 2022, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,300	$—	$—	$—	$3,300	$7,897	$(4,597)	$—	$3,300	0.018%	0.018%

	2022
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,897	$—	$—	$—	$7,897	$7,972	$(75)	$—	$7,897	0.045%	0.045%

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$21,083	$49,620	$19,514	$50,420

Total	$21,083	$49,620	$19,514	$50,420

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2023, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s “Separate account” assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2023		2022
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$480,535	$—	$398,868	$—

TIAA Life VLI-2	274,544	—	238,252	—

TIAA Life VA-1	3,682,926	—	3,302,294	—

TIAA Life MVA-1	—	27,611	—	26,884

Total	$4,438,005	$27,611	$3,939,414	$26,884

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

B-98	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$810	$—	$151,027	$151,837

Reserves

For accounts with assets at:

Fair value	$12,603	$2,824	$4,438,051	$4,453,478

Amortized cost	—	—	—	—

Total reserves	$12,603	$2,824	$4,438,051	$4,453,478

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12,103	$2,824	$—	$14,926

At fair value	—	—	4,438,051	4,438,051

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$12,603	$2,824	$4,438,051	$4,453,477

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$259	$—	$165,168	$165,427

Reserves

For accounts with assets at:

Fair value	$15,101	$—	$3,937,593	$3,952,694

Amortized cost	—	—	—	—

Total reserves	$15,101	$—	$3,937,593	$3,952,694

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$14,751	$—	$—	$14,751

At fair value	—	—	3,937,593	3,937,593

Not subject to discretionary withdrawal	350	—	—	350

Total reserves	$15,101	$—	$3,937,593	$3,952,694

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$116	$—	$318,357	$318,473

Reserves

For accounts with assets at:

Fair value	$16,693	$—	$4,775,690	$4,792,383

Amortized cost	—	—	—	—

Total reserves	$16,693	$—	$4,775,690	$4,792,383

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$16,383	$—	$—	$16,383

At fair value	—	—	4,775,690	4,775,690

Not subject to discretionary withdrawal	310	—	—	310

Total reserves	$16,693	$—	$4,775,690	$4,792,383

Intelligent Variable Annuity ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$151,074	$164,515	$319,598

Transfers from separate accounts	(284,116)	(241,408)	(259,869)

Net transfers to (from) separate accounts	(133,042)	(76,893)	59,729

Reconciling adjustments:

Fund transfer exchange gain (loss)	127	(381)	(852)

Transfers as reported in the Company’s Statements of Operations	$(132,915)	$(77,274)	$58,877

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2023	2022	2021

Payments to TIAA

Operating expenses	$50,057	$49,846	$45,886

Investment expenses	10,674	11,400	13,156

Total	$60,731	$61,246	$59,042

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Payments to Services	$535	$1,441	$3,113

The Company has a services agreement for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Payments to TFI	$32,658	$25,351	$21,489

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand or (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2023, 2022, and 2021, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of June 28, 2024. As of December 31, 2023, $75,000 thousand of this facility was maintained on a committed basis and there was no balance outstanding.

B-100	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

At December 31, 2023 or 2022, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2023	2022

Amounts due to Parent and affiliates	$9,201	$7,496

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2023 or December 31, 2022.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2023			2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$48,491	$4,374	$52,865	$49,284	$4,984	$54,268	$(793)	$(610)	$(1,403)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	48,491	4,374	52,865	49,284	4,984	54,268	(793)	(610)	(1,403)

d) Deferred tax assets non-admitted	31,271	4,073	35,344	29,290	4,766	34,056	1,981	(693)	1,288
e) Subtotal net admitted deferred tax asset (c-d)	17,220	301	17,521	19,994	218	20,212	(2,774)	83	(2,691)
f) Deferred tax liabilities	2,680	301	2,981	3,694	218	3,912	(1,014)	83	(931)

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$14,540	$—	$14,540	$16,300	$—	$16,300	$(1,760)	$—	$(1,760)

	2023			2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission calculation components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	14,540	—	14,540	16,300	—	16,300	(1,760)	—	(1,760)
1. Adjusted gross DTA expected to be realized following the balance sheet date	14,540	—	14,540	16,300	—	16,300	(1,760)	—	(1,760)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	122,608	XXX	XXX	132,167	XXX	XXX	(9,559)

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	2,680	301	2,981	3,694	218	3,912	(1,014)	83	(931)

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$17,220	$301	$17,521	$19,994	$218	$20,212	$(2,774)	$83	$(2,691)

	2023	2022

(a) Ratiopercentage used to determinerecovery period and threshold limitation amount	1,082%	1,154%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$817,386	$881,116

Intelligent Variable Annuity ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

	12/31/2023		12/31/2022		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$48,491	$4,374	$49,284	$4,984	$(793)	$(610)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$17,220	$301	$19,994	$218	$(2,774)	$83

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2023	2022	2021

Curret income tax:

Federal income tax expense	$13,284	$34,060	$28,238

Foreign taxes	—	—	—

Subtotal	$13,284	$34,060	$28,238

Federal income taxes expense/(benefit) on net capital gains/(losses)	(7,821)	4,256	4,274

Other	780	940	829

Federal and foreign income tax expense	$6,243	$39,256	$33,341

	12/31/2023	12/31/2022	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$10,304	$8,685	$1,619

Deferred acquisition costs	36,818	38,898	(2,080)

Other	1,369	1,701	(332)

Subtotal	$48,491	$49,284	$(793)

Non-admitted	31,271	29,290	1,981

Admitted ordinary deferred tax assets	$17,220	$19,994	$(2,774)

Capital:

Investments	$4,374	$4,984	$(610)

Net capital loss carry-forward	—	—	—

Subtotal	$4,374	$4,984	$(610)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	4,073	4,766	(693)

Admitted capital deferred tax assets	301	218	83

Admitted deferred tax assets	$17,521	$20,212	$(2,691)

Deferred tax liabilities:

Ordinary:

Reserve transition adjustment	$1,359	$2,039	$(680)

Investments	1,266	1,500	(234)

Other	55	155	(100)

Subtotal	$2,680	$3,694	$(1,014)

Capital:

Investments	$301	$218	$83

Deferred tax liabilities	$2,981	$3,912	$(931)

Net admitted deferred tax assets/liabilities	$14,540	$16,300	$(1,760)

B-102	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2023, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$8,275	21.00%

Dividends received deduction	(1,560)	(3.96)

Amortization of interest maintenance reserve	(617)	(1.57)

Tax-exempt interest	(38)	(0.10)

Liability for unauthorized reinsurance	286	0.73

Prior year true-up	192	0.49

Nonadmitted assets and other permanent differences	98	0.25

Total statutory income taxes	$6,636	16.84%

Federal and foreign income tax expense—ordinary	$14,064	35.69%

Federal and foreign income tax expense—capital	(7,821)	(19.85)

Change in net deferred income tax charge (benefit)	393	1.00

Total statutory income taxes	$6,636	16.84%

At December 31, 2023, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2021	$—	$4,494	$4,494

2022	—	4,256	4,256

2023	—	—	—

Total	$—	$8,750	$8,750

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) Seven30 Insurance (Bermuda) Co. Limited

3) AMC Holding, Inc.**

4) Business Property Lending Inc.**

5) CustomerOne Financial Network, Inc.**

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) NIS/R&T, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings 1, Inc.*

11) Nuveen Investments, Inc.*

12) Nuveen Investments Holdings, Inc.*

13) Nuveen Securities, LLC*

14) T-C Europe Holding, Inc.

15) T-C SP, Inc.

16) Teachers Insurance and Annuity Association of America

17) Terra Land Company

18) TIAA Board of Governors

19) TIAA-CREF Tuition Financing, Inc.

20) TIAA Commerical Finance, Inc.**

21) TIAA FSB Holdings, Inc.**

22) TIAA, FSB**

Intelligent Variable Annuity ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

23) TIAA Trust, N.A.

24) Westchester Group Farm Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) Westchester Group Investment Management, Inc.

27) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The companies denoted with a double asterisk above (collectively “Bank subgroup”) are subject to a separate tax matters agreement. Under the agreement, current federal income tax expense (benefit) is computed on an adjusted separate subgroup return basis in accordance with the agreement.

The Company’s tax years 2018 through 2022 are open to examination by the Internal Revenue Service (“IRS’).

Corporate Alternative Minimum Taxes

The Act was enacted on August 16, 2022. The Act included a new CAMT which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022.

Under general statutory accounting principles, reporting entities filing statutory financial statements would normally have to consider the applicability of the CAMT, and if applicable, determine the impact on the statutory valuation allowance as well as assess DTAs for admissibility. Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and it will not be liable for CAMT in 2023.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 as applicable.

The Company maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,577 thousand and $3,622 thousand as of December 31, 2023 and 2022, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2023 and 2022.

For the years ended December 31, 2023 and 2022, the Company did not have any Group Annuity reserves.

B-104	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,926	$—	$14,926	0.4%

At fair value	—	—	3,622,778	3,622,778	78.0%

Total with market value adjustment or at fair value	$—	$14,926	$3,622,778	$3,637,704	78.4%

At book value without adjustment (minimal or no charge or adjustment)	864,978	—	—	864,978	18.6%

Not subject to discretionary withdrawal	139,502	—	—	139,502	3.0%

Total (direct + assumed)	$1,004,480	$14,926	$3,622,778	$4,642,184	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,004,480	$14,926	$3,622,778	$4,642,184

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,751	$—	$14,751	0.3%

At fair value	—	—	3,253,612	3,253,612	74.3%

Total with market value adjustment or at fair value	$—	$14,751	$3,253,612	$3,268,363	74.6%

At book value without adjustment (minimal or no charge or adjustment)	979,990	—	—	979,990	22.4%

Not subject to discretionary withdrawal	130,371	—	—	130,371	3.0%

Total (direct + assumed)	$1,110,361	$14,751	$3,253,612	$4,378,724	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,110,361	$14,751	$3,253,612	$4,378,724

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$62,402	$62,402	0.7%

At book value without adjustment (minimal or no charge or adjustment)	8,863,586	—	—	8,863,586	97.5%

Not subject to discretionary withdrawal	161,321	—	—	161,321	1.8%

Total (direct + assumed)	$9,024,907	$—	$62,402	$9,087,309	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,024,907	$—	$62,402	$9,087,309

Intelligent Variable Annuity ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$49,942	$49,942	0.6%

At book value without adjustment (minimal or no charge or adjustment)	8,653,636	—	—	8,653,636	97.7%

Not subject to discretionary withdrawal	148,144	—	—	148,144	1.7%

Total (direct + assumed)	$8,801,780	$—	$49,942	$8,851,722	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,801,780	$—	$49,942	$8,851,722

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

		2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,027,931	$2,027,987	$2,057,285

Variable Universal Life	363,262	362,288	373,344

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	588,263

Disability—Active Lives	—	—	12,484

Disability—Disabled Lives	—	—	2,605

Miscellaneous Reserves	—	—	21,214

Total (direct + assumed)	$2,391,193	$2,390,275	$3,055,195

Reinsurance Ceded	—	—	428,055

Total (net)	$2,391,193	$2,390,275	$2,627,140

	2022
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,089,115	$2,089,192	$2,113,221

Variable Universal Life	363,677	361,818	373,157

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	609,526

Disability—Active Lives	—	—	12,327

Disability—Disabled Lives	—	—	2,103

Miscellaneous Reserves	—	—	23,577

Total (direct + assumed)	$2,452,792	$2,451,010	$3,133,911

Reinsurance Ceded	—	—	449,366

Total (net)	$2,452,792	$2,451,010	$2,684,545

B-106	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

		2023
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$755,230	$752,871	$752,871

Reinsurance Ceded	—	—	—

Total (net)	$755,230	$752,871	$752,871

	2022
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$637,230	$634,039	$634,039

Reinsurance Ceded	—	—	—

Total (net)	$ 637,230	$ 634,039	$ 634,039

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Substandard extra reserves on Traditional Life contracts are calculated for policies issued with substandard ratings in accordance with higher mortality factors and premiums. The reserves are calculated on the basis of the higher mortality rates that correspond with the higher charged premiums.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2023 or 2022. The Company has $33,288,012 thousand and $37,360,794 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2023 and 2022, respectively. Premium deficiency reserves related to the above insurance total $5,273 thousand and $6,517 thousand at December 31, 2023 and 2022, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	2023	2022	2021

Direct premiums	$298,430	$345,006	$525,018

Ceded premiums	(81,354)	(86,708)	(89,705)

Net premiums	$217,076	$258,298	$435,313

Intelligent Variable Annuity ∎ Statement of Additional Information	B-107

Notes to statutory–basis financial statements	concluded

TIAA-CREF Life Insurance Company

December 31, 2023

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2023	2022	2021

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$81,354	$86,708	$89,705

Policy and contract benefits	92,460	60,233	62,808

Increase/(decrease) in policy and contract reserves	40,894	(19,195)	(9,129)

Reserves for life and health, annuities and deposit-type contracts	631,521	586,225	610,407

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2023	2022	2021

Change in net unrealized capital gains (losses), net of taxes	$299	$(825)	$1,137

Change in reserve on account of change in valuation basis	—	—	1,568

Change in asset valuation reserve	(11,942)	(12,844)	(8,956)

Change in net deferred federal income tax	(393)	(1,282)	3,346

Change in non-admitted assets	2,119	3,684	(2,112)

Change in liability for reinsurance of unauthorized companies	1,362	5,260	(11,600)

Change in surplus of separate accounts	345	(1,011)	(719)

Dividends to stockholders	(118,100)	(83,900)	(81,600)

As of December 31, 2023 and 2022, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $1,172 thousand and $793 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2023, 2022 and 2021.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend under the earned surplus standard or the surplus only standard, but not both. The earned surplus standard allows a dividend to be paid out of earned surplus as long as the aggregated amount of all such dividends in any calendar year does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net income for the immediately preceding calendar year (excluding realized capital gains), provided the dividends do not exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. Earned surplus is the positive surplus excluding 85% of the change in net unrealized capital gains (losses) on investments, net of taxes, for the immediately preceding calendar year. The surplus only standard allows a dividend to be paid when the Company does not have earned surplus as long as the aggregate amount of all such dividends in any calendar year does not exceed the lessor of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $118,100 thousand, $83,900 thousand and $81,600 thousand for the years ended December 31, 2023, 2022, and 2021, respectively. The Company’s dividends are not on a cumulative basis.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2024, the date the financial statements were available to be issued.

B-108	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-109

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of management for the financial statements

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 T: (646) 471 3000, www.pwc.com/us

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

B-110	Statement of Additional Information ∎ Intelligent Variable Annuity

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2024

Intelligent Variable Annuity ∎ Statement of Additional Information	B-111

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2023	2022

ADMITTED ASSETS

Bonds	$199,566	$202,240

Preferred stocks	994	406

Common stocks	2,731	7,511

Mortgage loans	40,992	37,660

Real estate	3,832	3,871

Cash, cash equivalents and short-term investments	534	1,204

Contract loans	502	731

Derivatives	1,358	1,920

Securities lending collateral assets	652	1,328

Other invested assets	42,640	37,011

Total cash and invested assets	293,801	293,882

Investment income due and accrued	2,014	1,923

Net deferred federal income tax asset	1,728	1,299

Other assets	1,336	1,071

Separate account assets	47,625	50,382

Total admitted assets	$346,504	$348,557

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$240,022	$235,620

Dividends due to policyholders	2,361	2,269

Interest maintenance reserve	1,993	3,444

Borrowed money	160	100

Asset valuation reserve	6,783	6,569

Derivatives	365	327

Payable for collateral for securities loaned	652	1,328

Other liabilities	5,195	5,931

Separate account liabilities	46,862	50,247

Total liabilities	304,393	305,835

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	6,291	6,291

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	35,817	36,428

Total capital and contingency reserves	42,111	42,722

Total liabilities, capital and contingency reserves	$346,504	$348,557

B-112	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2023	2022	2021

REVENUES

Insurance and annuity premiums and other considerations	$19,240	$16,636	$14,730

Annuity dividend additions	3,065	2,099	945

Net investment income	13,322	13,004	13,542

Other revenue	358	369	372

Total revenues	$35,985	$32,108	$29,589

BENEFITS AND EXPENSES

Policy and contract benefits	$27,199	$21,990	$20,365

Dividends to policyholders	5,100	4,141	2,758

Increase in policy and contract reserves	4,070	2,969	300

Net operating expenses	1,555	1,289	1,406

Net transfers to (from) separate accounts	(2,949)	(407)	802

Total benefits and expenses	$34,975	$29,982	$25,631

Income before federal income taxes and net realized capital gains (losses)	$1,010	$2,126	$3,958

Federal income tax expense (benefit)	(6)	(80)	(266)

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(1,690)	(2,614)	(352)

Net income (loss)	$(674)	$(408)	$3,872

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-113

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2020	$3	$6,290	$33,708	$40,001

Net income (loss)	—	—	3,872	3,872

Change in net unrealized capital gains (losses) on investments, net of $361 in taxes	—	—	1,645	1,645

Change in asset valuation reserve	—	—	(2,485)	(2,485)

Change in net deferred income tax	—	—	(1,088)	(1,088)

Change in post-retirement benefit liability	—	—	(1)	(1)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	974	974

Other assets	—	—	55	55

Balance, December 31, 2021	$3	$6,290	$36,680	$42,973

Net income (loss)	—	—	(408)	(408)

Change in net unrealized capital gains (losses) on investments, net of $67 in taxes	—	—	(612)	(612)

Change in asset valuation reserve	—	—	1,776	1,776

Change in net deferred income tax	—	—	271	271

Change in post-retirement benefit liability	—	—	10	10

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(857)	(857)

Other assets	—	—	(432)	(432)

Change in surplus notes	—	1	—	1

Balance, December 31, 2022	$3	$6,291	$36,428	$42,722

Net income (loss)	—	—	(674)	(674)

Change in net unrealized capital gains (losses) on investments, net of $(55) in taxes	—	—	167	167

Change in asset valuation reserve	—	—	(214)	(214)

Change in net deferred income tax	—	—	609	609

Change in post-retirement benefit liability	—	—	(4)	(4)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(125)	(125)

Other assets	—	—	(346)	(346)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(618)	(618)

Change in surplus of separate accounts	—	—	594	594

Balance, December 31, 2023	$3	$6,291	$35,817	$42,111

B-114	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2023	2022	2021

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$19,240	$16,640	$14,732

Net investment income	12,661	12,333	12,884

Miscellaneous income	317	338	355

Total receipts	32,218	29,311	27,971

Policy and contract benefits	26,814	21,864	20,366

Operating expenses	1,455	1,265	1,646

Dividends paid to policyholders	1,943	1,779	1,635

Federal income taxes paid (received)	(51)	(134)	(232)

Net transfers to (from) separate accounts	(2,345)	(394)	807

Total disbursements	27,816	24,380	24,222

Net cash from operations	4,402	4,931	3,749

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	23,909	29,726	33,590

Stocks	7,482	9,245	6,586

Mortgage loans and real estate	2,630	2,824	3,605

Other invested assets	2,950	4,378	3,562

Miscellaneous proceeds	1,331	2,766	1,725

Cost of investments acquired:

Bonds	21,111	35,065	33,943

Stocks	3,329	9,738	8,603

Mortgage loans and real estate	6,049	4,365	5,778

Other invested assets	10,056	6,657	5,864

Miscellaneous applications	1,051	879	2,345

Net cash used in investments	(3,294)	(7,765)	(7,465)

CASH FROM FINANCING AND OTHER

Borrowed money	60	25	75

Net deposits on deposit-type contracts funds	(53)	4,829	66

Other cash provided (applied)	(1,785)	(1,444)	1,742

Net cash from financing and other	(1,778)	3,410	1,883

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(670)	576	(1,833)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,204	628	2,461

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$534	$1,204	$628

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a stock life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

Under Regulation No. 172 (11 NYCRR 83), the Department did not adopt certain NAIC SAP guidance, specifically subparagraph 4.a. of SSAP No. 26R, Bonds, and the third sentence in footnote 1 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to treat certain exchange traded funds (“ETFs”) designated by the Securities Valuation Office (“SVO”), (“SVO-Identified ETFs”), as qualifying for bond accounting treatment. Rather, the Department requires these SVO-identified ETFs to be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, if the ETF meets certain criteria, the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) may be retained under SSAP No. 26R, and the ETF can be treated as a bond for the purpose of a domestic insurer’s risk based capital (“RBC”) report. The total balance of investment grade ETF holdings treated as equities as of December 31, 2023 and 2022, but treated as bonds for AVR, IMR and RBC, are $103 million and $3,222 million, respectively. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP Annual Statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2023	2022	2021

Net income, New York SAP			$(674)	$(408)	$3,872

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(2)	(1)	(2)

Net income (loss), NAIC SAP			$(676)	$(409)	$3,870

Capital and surplus, New York SAP			$42,111	$42,722	$42,973

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	14	16	18

Capital and surplus, NAIC SAP			$42,125	$42,738	$42,991

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

B-116	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company’s RBC as of December 31, 2023 and 2022 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

For held-to-maturity investments, lifetime expected credit losses are immediately recognized through the allowance for credit losses, and is adjusted at each reporting period. Under NAIC SAP, an impairment for securities other than loan-backed and structured securities is recorded through earnings for the difference between amortized cost and fair value. For loan-backed and structured securities, non-interest related other- than-temporary impairment (“OTTI”) losses shall be recorded through the AVR, while interest related other- than-temporary impairment losses may be recorded through the IMR in certain circumstances;

•

Estimated expected credit losses related to mortgage loans are immediately recognized over the life of the financial instrument rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life

Intelligent Variable Annuity ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The Russian invasion of Ukraine and the conflict in the Middle East have created significant uncertainties in the global financial markets and economies. The duration and extent of these uncertainties and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan- backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-118	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. Investment grade bond ETFs are accounted for as common stocks and are stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in “Other invested assets.” The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Invested Assets: Other invested assets primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the respective entity’s most recent available audited US GAAP or International Financial Reporting Standards financial statements.

Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if an OTTI has occurred. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short- term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short- term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company monitors the unrealized loss position for replication credit default swaps. If it is determined that a decline in fair value is other than temporary, the cost basis will be written down to fair value and the amount of the write down is accounted for as a realized loss.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

B-120	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2023	2022	Change

Net deferred federal income tax asset	$2,905	$2,781	$124

Furniture and electronic data processing equipment	562	495	67

Invested assets	708	613	95

Prepaid expenses	198	168	30

Other	193	38	155

Total	$4,566	$4,095	$471

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2023	2022

EDP equipment and computer software	$2,171	$2,052

Furniture and equipment and leasehold improvements	$177	$148

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the general account and separate account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2023	2022	2021

Exchange/transfer/conversion/distribution of invested assets	$4,071	$3,678	$2,137

Annuity dividend additions	$3,065	$2,099	$945

Capitalized interest	$335	$302	$398

Interest credited on deposit-type contracts	$259	$113	$30

Application of new accounting pronouncements:

Recently issued accounting guidance:

In August 2023, the NAIC adopted revisions to SSAP 26R, Bonds, SSAP 43R, Loan-Backed and Structured Securities and other SSAPs as part of the principles-based bond definition project. These revisions incorporate principle concepts on what should be reported as a long-term bond, and the accounting and reporting guidance for such bonds. Eligible bonds must qualify as either an issuer credit obligation or an asset backed security. The revisions are effective January 1, 2025. Investments that were reported as a bond within the investment reporting schedules within the Annual Statement as of December 31, 2024, that do not qualify under the principle-based bond concepts shall be reported as a disposal from the bond schedule, with a reacquisition on the appropriate reporting schedule and a corresponding change in accounting treatment as of January 1, 2025. The Company is still evaluating the impact of the adoption of the principles-based bond definition.

In December 2023, the NAIC adopted revisions to the Annual Statement Instructions related to specific allocations to IMR and AVR. The principal concept of the IMR and AVR is that interest-related losses go to IMR, and non- interest-related losses go to AVR. The current Annual Statement instructions have permitted unintended allocations that appear to direct an entity to allocate non-interest-related losses to IMR rather than correctly to the AVR. The updated guidance requires an entity to consider downgrades of debt securities within a reasonable period after sale or disposal to determine whether realized losses should go to IMR or AVR. Additionally, the revised guidance has added loans with an established valuation allowance to the criteria for losses reported to AVR. These revisions are effective on January 1, 2024. The Company is still evaluating the impact of this adoption.

In December 2023, the NAIC proposed revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments which explicitly preclude all investments reported as “Other invested assets” within the investment reporting schedules within the Annual Statement and “Mortgage loans” in the scope of SSAP No. 37, Mortgage Loans from being classified as cash equivalents or short-term investments. These amendments are effective on January 1, 2025. The Company is still evaluating the impact of this adoption.

B-122	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Recently adopted accounting pronouncements:

In March 2023, the NAIC adopted revisions to SSAP No. 34, Investment Income Due and Accrued. The revisions provided additional disclosures for interest income due and PIK interest included in current principal balances. The revisions are effective December 31, 2023. As a result of the adoption, the Company disclosed that approximately $1.5 billion of the principal balance of investments as of December 31, 2023, was related to PIK interest.

In March 2023, the NAIC adopted revisions to SSAP No. 100R, Fair Value. The revisions adopt ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions to provide clarity in situations involving equity securities that have restrictions related to the sale of the asset. The adoption does not incorporate the GAAP disclosures on sales restrictions, but clarifies that items restricted as to sale would be captured as restricted assets and subject to admittance considerations. The revisions are effective immediately and did not have a material impact to the Company.

In March 2023, the NAIC adopted revisions to SSAP 25, Affiliates and Other Related Parties. These revisions clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The revisions are effective immediately and did not have a material impact to the Company.

In August 2023, the NAIC adopted Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserves (“INT 23-01”) which provides a temporary option to allow reporting entities with risk-based capital (“RBC”) greater than 300% of authorized control level (after certain adjustments) to admit net negative IMR. This admittance of net negative (disallowed) IMR is limited to 10% of adjusted capital and surplus. INT 23-01 also includes guidance on the accounting for losses from fair value derivatives and negative IMR at separate accounts, and specific reporting and disclosure requirements. INT 23-01 is effective immediately and will remain in effect until December 31, 2025. The Company adopted INT 23-01 and it did not have a material impact to the financial statements.

In August 2023, the NAIC adopted revisions to clarify how paid-in-kind (“PIK”) interest is calculated for relevant disclosures. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal or par value from the current principal or par value. The guidance is effective for 2023 year-end reporting and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities and SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies to clarify the scope and reporting for investment structures that represent residual interests or a residual security tranche (collectively referred to as residuals). The revisions are effective for year-end December 31, 2023 and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted certain accounting practices within Interpretation 2023-03, Inflation Reduction Act (“the Act”)—Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”). The Act imposes a CAMT to the excess of 15% of a corporation’s adjusted financial statement income over its corporate alternative minimum foreign tax credit. INT 23-03 provides guidance for CAMT reporting on or after year-end 2023 and includes accounting, the statutory valuation allowance, admissibility, and transition. Pursuant to the guidance in INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2023.

In October 2023, the NAIC adopted certain revisions to SSAP No. 20, Nonadmitted Assets and SSAP No. 21R, Other Admitted Assets. These revisions clarify that the underlying collateral for a collateral loan must qualify as an admissible invested asset for the collateral loan to qualify as an admissible asset. Further, the revisions provide details regarding the measurement of and audit requirements for collateral that would be in the scope of SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities if held directly by the reporting entity. The amendments are effective immediately and did not have a material impact to the financial statements.

In December 2023, the NAIC proposed revisions to SSAP No. 30R, Unaffiliated Common Stock and SSAP No. 32R, Preferred Stock. These revisions added language to explicitly clarify that investments that are in the form of either common or preferred stock but that are in-substance residual interests or a residual security tranche (that is, meeting the definition of such residuals in SSAP No. 43R, Loan-Backed and Structured Securities or SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies) must be reported as “Other invested assets” and included as residuals within the investment reporting schedules within the Annual Statement. These revisions are effective December 31, 2023 and did not have a material impact on the financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions).

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$16,753	$78	$(1,906)	$14,925

All other governments	3,955	77	(275)	3,757

States, territories and possessions	674	13	(9)	678

Political subdivisions of states, territories, and possessions	1,014	4	(103)	915

Special revenue and special assessment, non-guaranteed agencies and government	19,489	166	(1,890)	17,765

Credit tenant loans	476	—	(12)	464

Industrial and miscellaneous	145,013	1,399	(13,704)	132,708

Hybrids	490	29	(33)	486

Parent, subsidiaries and affiliates	155	—	(15)	140

Bank loans	11,547	60	(286)	11,321

Total	$199,566	$1,826	$(18,233)	$183,159

	2022
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$17,563	$84	$(1,884)	$15,763

All other governments	4,092	57	(409)	3,740

States, territories and possessions	750	8	(21)	737

Political subdivisions of states, territories, and possessions	1,104	2	(137)	969

Special revenue and special assessment, non-guaranteed agencies and government	20,733	73	(2,442)	18,364

Credit tenant loans	496	2	(69)	429

Industrial and miscellaneous	145,976	791	(17,974)	128,793

Hybrids	523	26	(41)	508

Parent, subsidiaries and affiliates	—	—	—	—

Bank loans	11,003	45	(279)	10,769

Total	$202,240	$1,088	$(23,256)	$180,072

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

B-124	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

Loan-backed and structured bonds	$1,941	$(90)	$1,851	$42,117	$(4,247)	$37,870

All other bonds	3,834	(93)	3,741	112,641	(13,529)	99,112

Total bonds	5,775	(183)	5,592	154,758	(17,776)	136,982

Unaffiliated common stocks	5	(1)	4	780	(80)	700

Preferred stocks	—	—	—	152	(27)	125

Total bonds and stocks	$5,780	$(184)	$5,596	$155,690	$(17,883)	$137,807

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2022

Loan-backed and structured bonds	$42,632	$(4,245)	$38,387	$5,388	$(935)	$4,453

All other bonds	112,477	(13,344)	99,133	19,566	(4,565)	15,001

Total bonds	155,109	(17,589)	137,520	24,954	(5,500)	19,454

Unaffiliated common stocks	3,858	(697)	3,161	891	(156)	735

Preferred stocks	165	(49)	116	18	(18)	—

Total bonds and stocks	$159,132	$(18,335)	$140,797	$25,863	$(5,674)	$20,189

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. During 2022, the rise in interest rates drove declines in the estimated fair values for bonds seen in the less than twelve months amount as of December 31, 2022. During 2023, interest rates stabilized which resulted in bonds continuing to be in unrealized loss positions. As a result, the majority of the bonds with unrealized losses in the less than twelve months amount as of December 31, 2022 migrated to the twelve months or more amount as of December 31, 2023, of which 95% of unrealized losses were from investment grade bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2023		December 31, 2022
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$4,847	$4,786	$4,423	$4,437

Due after one year through five years	35,702	34,796	32,794	31,604

Due after five years through ten years	35,678	33,628	38,371	34,703

Due after ten years	85,448	74,945	87,532	73,622

Subtotal	161,675	148,155	163,120	144,366

Residential mortgage-backed securities	11,458	10,614	13,979	13,106

Commercial mortgage-backed securities	8,174	7,383	9,653	8,741

Asset-backed securities	18,259	17,007	15,488	13,859

Subtotal	37,891	35,004	39,120	35,706

Total	$199,566	$183,159	$202,240	$180,072

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2023	2022

Other	14.0%	12.5%

Revenue and special obligations	10.8%	12.0%

Services	10.4%	8.4%

Public utilities	10.3%	10.6%

Finance and financial services	9.8%	10.6%

Asset-backed securities	9.1%	7.7%

Manufacturing	8.8%	10.0%

U.S. governments	5.9%	6.0%

Residential mortgage-backed securities	5.7%	6.9%

Real estate investment trusts	4.4%	4.3%

Commercial mortgage-backed securities	4.1%	4.8%

Oil and gas	2.7%	2.2%

All other governments	2.0%	1.7%

Communications	2.0%	2.3%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2023		2022

NAIC 1 and 2	$177,708	89.0%	$182,180	90.1%

NAIC 3 through 6	21,858	11.0	20,060	9.9

Total	$199,566	100.0%	$202,240	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2023 and 2022, the Company recognized OTTI on loan-backed and structured securities of $20 million and $26 million, respectively.

B-126	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2023	2022

Carrying amount of bonds and stocks denominated in foreign currency	$5,810	$5,317

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$1,044	$892

5GI Securities: The SVO assigns a NAIC 5GI designation to certain obligations when an insurer certifies the following: documentation necessary to permit a full credit analysis of a security does not exist, the issuer or obligor is current on all contracted interest and principal payments and the insurer has an actual expectation of ultimate payment of all contracted interest and principal. These NAIC 5GI designations are deemed to possess the credit characteristics of securities assigned an NAIC 5 designation. The following table represents the NAIC 5GI investments held as of December 31, (in millions):

	Number of 5GI Securities		Aggregate Book Adjusted/ Carrying Value		Aggregate Fair Value
Investment	2023	2022	2023	2022	2023	2022

Bonds—amortized cost	61	45	$1,058	$865	$1,058	$862

Loan backed & structured securities—amortized cost	2	—	64	—	65	—

Preferred stock—amortized cost	2	1	5	5	9	7

Preferred stock—fair value	9	10	190	170	190	167

Total	74	56	$1,317	$1,040	$1,322	$1,036

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2023	2022

Commercial loans	$34,948	$35,071

Mezzanine loans	2,031	2,145

Residential loans	4,013	444

Total	$40,992	$37,660

As noted in Note 6, as a condition of the sale of TIAA FSB Holdings, Inc. (“FSB”), the Company purchased $4.9 billion in residential mortgage loans from FSB during 2023, of which $3.8 billion were recorded within “Mortgage loans” and $1.1 billion within “Other invested assets” as these mortgages are held in a trust investment vehicle.

The maximum and minimum lending rates for mortgage loans originated or purchased during 2023 and 2022 are as follows:

	2023		2022
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	9.99%	3.17%	8.09%	2.39%

Mezzanine loans	17.50%	17.50%	10.32%	4.00%

Residential loans	8.50%	0.0%	—%	—%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2023 and 2022 are as follows:

	Maximum LTV
Loan Type	2023	2022

Commercial loans	111.8%	90.8%

Mezzanine loans	69.3%	85.0%

Residential loans	231.5%	—%

There were no residential mortgage loans originated or purchased during 2022.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2023 and 2022 have been written down to net realizable values based upon independent

Intelligent Variable Annuity ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

The following table provides the recorded investment on impaired loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, (in millions):

	Mortgage Loans
	2023	2022	2021

With allowance for credit losses—Commercial	$941	$245	$241

With allowance for credit losses—Residential	—	—	—

No allowance for credit losses—Commercial	619	—	—

No allowance for credit losses—Residential	—	—	—

Total	$1,560	$245	$241

Subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan	$221	$—	$—

The following table provides information for investment in impaired loans as of December 31, (in millions):

	Commercial
	2023	2022	2021

Average recorded investment	$1,560	$245	$241

Interest income recognized	$71	$11	$10

Recorded investments on nonaccrual status	$360	$—	$—

Amount of interest income recognized using a cash-basis method of accounting	$—	$—	$—

Credit quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non- performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2023	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$9,872	$21,763	$31,635	84.9%

Less than 1.20x	3,437	1,595	5,032	13.5%

Construction	—	614	614	1.6%

Total	$13,309	$23,972	$37,281	100.0%

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2022	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$4,744	$27,224	$31,968	85.5%

Less than 1.20x	2,616	2,543	5,159	13.8%

Construction	—	264	264	0.7%

Total	$7,360	$30,031	$37,391	100.0%

B-128	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in residential mortgage loans at December 31, are as follows (in millions):

	2023		2022
Residential	Recorded Investment	% of total	Recorded Investment	% of total

Credit quality indicators:

Performing	$4,018	99.8%	$442	99.1%

Nonperforming	10	0.2%	4	0.9%

Total	$4,028	100%	$446	100%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

	Residential		Commercial
2023	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,973	$—	$34,782	$2,046	$40,801

30-59 days past due	$—	$29	$—	$93	$—	$122

60-89 days past due	$—	$17	$—	$—	$—	$17

90-179 days past due	$—	$2	$—	$—	$—	$2

180+ days past due	$—	$6	$—	$360	$—	$366

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,749	$2,046	$6,795

	Residential		Commercial
2022	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$439	$—	$35,233	$2,043	$37,715

30-59 days past due	$—	$—	$—	$—	$—	$—

60-89 days past due	$—	$2	$—	$—	$—	$2

90-179 days past due	$—	$—	$—	$—	$115	$115

180+ days past due	$—	$4	$—	$—	$—	$4

Interest Accrued

Recorded Investment	$—	$4	$—	$—	$115	$119

Interest Accrued	$—	$—	$—	$—	$3	$3

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$5,079	$2,158	$7,237

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2023	2022
	% of Total	% of Total

Apartments	24.3%	25.0%

Office buildings	23.3	27.0

Industrial buildings	15.7	17.4

Shopping centers	15.6	18.1

Residential	11.0	1.8

Other—commercial	10.1	10.7

Total	100.0%	100.0%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Mortgage Loans by Geographic Distribution:
	2023		2022
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	21.4%	43.5%	22.2%	39.4%

South Atlantic	16.7	16.2	17.3	15.6

Middle Atlantic	16.9	8.7	17.3	20.0

South Central	10.5	10.7	10.7	8.8

North Central	8.8	5.4	8.8	3.6

New England	7.8	2.8	8.2	6.1

Mountain	2.1	12.7	2.0	6.5

Other	15.8	—	13.5	—

Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT, and WY

Other includes investments in Australia, United Kingdom and other countries.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2023	2022
	Carrying Value	Carrying Value

Due in one year or less	$3,393	$2,882

Due after one year through five years	19,699	16,452

Due after five years through ten years	12,195	14,675

Due after ten years	5,705	3,651

Total	$40,992	$37,660

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2023 or 2022.

Note 5—real estate

At December 31, 2023 and 2022, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $722 million of third party mortgage encumbrances as of December 31, 2023, and $691 million for December 31, 2022.

B-130	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2023	2022
	% of Total	% of Total

Industrial buildings	45.2%	42.3%

Apartments	25.2	26.0

Office buildings	20.9	24.2

Retail	5.4	2.8

Mixed-use projects	2.0	2.0

Land under development	1.3	1.5

Income-producing land	—	1.2

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2023	2022
	% of Total	% of Total

Pacific	29.6%	27.2%

South Atlantic	25.7	29.1

Mountain	14.5	13.7

South Central	13.1	14.2

Middle Atlantic	9.3	9.3

North Central	7.8	6.5

Total	100.0%	100.0%

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as “Common stock” or “Other invested assets”. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2023	2022

Net carrying value of the SCA entities

Reported as common stock	$1,015	$2,924

Reported as other invested assets	28,409	24,550

Total net carrying value	$29,424	$27,474

Of the $28,409 million and $24,550 million of SCA entities reported as “Other invested assets” as of December 31, 2023 and 2022, $5,985 million and $5,004 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

On November 2, 2022, the Company entered into an agreement to sell a majority of its common stock ownership of FSB to various third-party investors. FSB was a federally chartered savings and loan holding company. Under the agreement, nearly all of FSB’s current assets and business lines were acquired by the new ownership, with the exception of TIAA Trust N.A. (“the Trust”). As a condition of the sale, the Company purchased $4.9 billion in residential mortgage loans from FSB during 2023, of which $3.8 billion were recorded within mortgage loans and $1.1 billion within other invested assets as these mortgages are held in a trust investment vehicle.

The Company recorded an impairment loss of $1.3 billion for the year ended December 31, 2022, attributable to the remeasurement of the Company’s investment in FSB from carrying value to fair value. The fair value of the Company’s investment in FSB was based on the agreed-upon sales price, adjusted to include the fair value of retained businesses discussed above. The impairment loss and a release of accumulated unrealized capital gains was offset by a reduction of the asset valuation reserve associated with the Company’s investment in FSB, which was recorded in the change in asset valuation reserve on the Statements of Changes in Capital and Contingency Reserves for the year ended December 31, 2022. The net reduction to capital and contingency reserves was $0.3 billion for the year ended December 31, 2022.

On July 31, 2023, the Company finalized the sale of a majority of its common stock ownership of FSB to various third-party investors. After the sale, FSB was renamed Everbank Financial Corporation (“Everbank”). The final amount recognized for the sale in 2023 was materially consistent with the estimated impact reported as of December 31, 2022. The Company retained a non-controlling stake and an ongoing business relationship in Everbank. The Company’s non-controlling stake in Everbank consists of $0.6 billion of preferred stock and $0.2 billion of common stock as of December 31, 2023.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

As of December 31, 2023 and 2022, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any material investments in foreign insurance subsidiaries. The Company did not have any significant investments in non-insurance SCA entities reported as common stocks as of December 31, 2023. The following tables provide information on the Company’s significant investments in non- insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31, 2022 (in millions):

SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$2,006	$2,006	$—

SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	6/22/2022	$3,503	Y	N

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Department requires in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Department prescribed a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020, that the reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with NAIC SAP (in millions):

	2023
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$(1)	$6	$828	$834

*	Per NAIC SAP (without permitted or prescribed practices)

	2022
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$—	$7	$890	$897

*	Per NAIC SAP (without permitted or prescribed practices)

During 2023 and 2022, had TIAA Life not departed from NAIC SAP, a regulatory event would not have been triggered due to risk based capital.

As of December 31, 2023 and 2022, the Company held $155 million and $0 million, respectively, in bonds of affiliates.

As of December 31, 2023 and 2022, the net amount due to SCA entities was $196 million and $419 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $464 million and $580 million as of December 31, 2023 and 2022, respectively.

B-132	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies by excluding immaterial assets that are not audited. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $8,887 million and $9,252 million as of December 31, 2023 and 2022, respectively. Significant holdings as of December 31, are as follows (in millions):

	2023	2022
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$1,072	$1,001

T-C Europe, LP	1,052	556

TIAA Super Regional Mall Member Sub LLC	492	503

Occator Agricultural Properties, LLC	451	428

ND Properties LLC	449	622

TGA APAC Fund Holdings, LLC	388	385

TGA European RE Holdings I LLC	308	188

NGFF Holdco, LLC	306	306

TIAA Infrastructure Investments, LLC	271	1,033

T-C Lux Fund Holdings LLC	261	285

TIAA GTR Holdco LLC	225	180

TGA MKP Member LLC	202	202

NGTF Holdco LLC	200	200

T-C MV Member LLC	189	255

TGA Sparrow Investor LLC	180	181

T-C Waterford Blue Lagoon LLC	177	181

TIAA-Stonepeak Investments I, LLC	149	155

TIAA-Stonepeak Investments II, LLC	147	155

TGA JL MCF II Investor Member LLC	131	142

730 Transmission, LLC	122	120

TIAA NBS LLC	120	—

TIAA Global Timberlands, LLC	119	112

T-C MV Member II LLC	114	67

TGA SS Self Storage Portfolio Inv Mbr LLC	112	119

730 Data Centers, LLC	106	106

TEFF Holdco LLC	104	89

TIAA Global Capabilities Holdings	87	—

T-C SV Member LLC	80	79

TGA Sparrow II Investor LLC	77	38

TGA Peaceable Investor Member LLC	67	—

Other	1,129	1,564

	$8,887	$9,252

Note 7—other invested assets

As of December 31, 2023 and 2022, the components of the Company’s carrying value in “Other invested assets” are (in millions):

	2023	2022

Affiliated other invested assets	$28,409	$24,550

Unaffiliated other invested assets	13,845	11,677

Receivables for securities, derivative collateral and line of credit	386	784

Total other invested assets	$42,640	$37,011

Intelligent Variable Annuity ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

As of December 31, 2023 and 2022, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2023	2022

Real estate and mortgage loans	$11,497	$9,168

Operating subsidiaries and affiliates	6,377	5,272

Investment subsidiaries	4,094	3,550

Agriculture and timber	5,271	4,581

Energy and infrastructure	1,170	1,979

Total affiliated other invested assets	$28,409	$24,550

Of the $6,377 million and $5,272 million of operating subsidiaries and affiliates as of December 31, 2023 and 2022, $5,985 million and $5,004 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2023 and 2022, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for “Other invested assets” for which the carrying value is not expected to be recovered:

	2023	2022	2021

Operating Subsidiaries	$1,013	$842	$407

All Other	166	197	217

Total	$1,179	$1,039	$624

The following table presents the carrying value for “Other invested assets” denominated in foreign currency for the years ended December 31, (in millions):

	2023	2022

Other invested assets denominated in foreign currency	$1,178	$868

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2023, is shown below by asset category (in millions):

	2024	In later years	Total Commitments

Bonds	$1,219	$2,244	$3,463

Mortgage loans	706	—	706

Real estate	71	1	72

Other invested assets	2,709	7,342	10,051

Total	$4,705	$9,587	$14,292

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other invested assets, primarily fund investments, there are scheduled capital calls that extend into future years.

B-134	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2023	2022	2021

Bonds	$9,061	$8,649	$8,667

Stocks	259	281	231

Mortgage loans	1,759	1,482	1,429

Real estate	492	409	382

Derivatives	299	270	215

Other invested assets	2,292	2,612	3,274

Cash, cash equivalents and short-term investments	75	9	—

Total gross investment income	14,237	13,712	14,198

Less investment expenses	(1,347)	(1,240)	(1,070)

Net investment income before amortization of IMR	12,890	12,472	13,128

Plus amortization of IMR	432	532	414

Net investment income	$13,322	$13,004	$13,542

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, are as follows (in millions):

	2023	2022

Gross	$2,014	$1,923

Nonadmitted	—	—

Total admitted interest income due and accrued	$2,014	$1,923

The cumulative amounts of paid-in-kind interest included in the current principal balance for the years ended December 31, are as follows (in millions):

	2023	2022

Cumulative amounts of PIK interest included in the current principal balance	$1,495	$1,363

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write- downs due to OTTI for the years ended December 31, are as follows (in millions):

	2023	2022	2021

Bonds	$(444)	$(347)	$832

Stocks	(718)	(1,336)	45

Mortgage loans	(402)	(5)	(6)

Real estate	60	(1)	204

Derivatives	(43)	459	152

Other invested assets	(1,248)	(1,219)	(633)

Cash, cash equivalents and short-term investments	86	(87)	(23)

Total before capital gains taxes and transfers to IMR	(2,709)	(2,536)	571

Transfers to IMR	1,019	(78)	(923)

Net realized capital losses less capital gains taxes, after transfers to IMR .	$(1,690)	$(2,614)	$(352)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2023	2022	2021

Other-than-temporary impairments:

Bonds	$211	$239	$100

Stocks	57	1,403	52

Mortgage loans	364	—	—

Real estate	100	4	—

Other invested assets	1,179	1,039	624

Total	$1,911	$2,685	$776

Intelligent Variable Annuity ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Information related to the sales of long-term bonds are as follows for the years ended December 31, (in millions):

	2023	2022	2021

Proceeds from sales	$13,322	$17,993	$17,488

Gross gains on sales	$196	$482	$1,064

Gross losses on sales	$357	$541	$174

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. In accordance with the Company’s valuation and impairment process, the investments which are deemed held for sale will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $792 million and $893 million for the years ended December 31, 2023 and 2022, respectively, and total unfunded commitments were $201 million and $290 million for the years ended December 31, 2023 and 2022, respectively. For these investments, redemptions are prohibited prior to liquidation.

B-136	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2023 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Bonds	$183,159	$199,566	$—	$181,158	$2,001	$—

Common stock(1)	1,717	1,717	1,000	212	505	—

Preferred stock	993	994	12	830	151	—

Mortgage loans	37,235	40,992	—	—	37,235	—

Derivatives	1,245	1,358		306	939	—

Other invested assets(1)	259	251	—	259	—	—

Contract loans	502	502	—	—	502	—

Separate account assets	47,464	47,625	19,427	2,955	24,290	792

Cash, cash equivalents & short term investments	534	534	137	377	20	—

Total	$273,108	$293,539	$20,576	$186,097	$65,643	$792

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$8,499	$8,499	$—	$—	$8,499		$—

FHLB debt	160	160	—	—	160		—

Separate account liabilities	46,862	46,862	—	—	46,862		—

Derivatives	261	365	—	314	(53	)*	—

Total	$55,782	$55,886	$—	$314	$55,468		$—

(1)	Excludes investments accounted for under the equity method.
*	The negative amount in the liabilities table represents the positive market value of the Tranched Credit Default Index Replications that were traded at a discount.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2022 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Bonds	$180,072	$202,240	$—	$177,587	$2,485	$—

Common stock(1)	4,587	4,587	3,876	200	511	—

Preferred stock	382	406	9	240	133	—

Mortgage loans	34,757	37,660	—	—	34,757	—

Derivatives	1,749	1,920	—	987	762	—

Other invested assets(1)	245	244	—	245	—	—

Contract loans	731	731	—	—	731	—

Separate account assets	50,137	50,382	16,452	4,332	28,460	893

Cash, cash equivalents & short term investments	1,204	1,204	427	776	1	—

Total	$273,864	$299,374	$20,764	$184,367	$67,840	$893

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Liabilities:

Deposit-type contracts	$8,294	$8,294	$—	$—	$8,294	$—

FHLB debt	100	100	—	—	100	—

Separate account liabilities	50,247	50,247	—	—	50,247	—

Derivatives	295	327	—	278	17	—

Total	$58,936	$58,968	$—	$278	$58,658	$—

(1)	Excludes investments accounted for under the equity method.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2023 and 2022. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bond ETFs are classified as common stock and are valued using quoted market prices.

Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 include surplus notes that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds that are valued principally by third party pricing services using market observable inputs.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds and cash, cash equivalents, and short-term investments included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18—FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

B-138	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2023 and 2022, had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include funding agreements used in an investment spread capacity. Fair value of funding agreements is determined by discounted cash flow analysis using funding agreement interest rates as of the reporting date. Other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2023
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,227	$—	$—	$1,227

Industrial and miscellaneous	—	47	—	—	47

Total bonds	$—	$1,274	$—	$—	$1,274

Common stock

Industrial and miscellaneous	$999	$212	$505	$—	$1,716

Total common stocks	$999	$212	$505	$—	$1,716

Preferred stock	$12	$719	$74	$—	$805

Total preferred stocks	$12	$719	$74	$—	$805

Derivatives

Foreign exchange contracts	—	367	—	—	367

Total derivatives	$—	$367	$—	$—	$367

Separate accounts assets	$19,402	$155	$24,290	$792	$44,639

Total assets at fair value	$20,413	$2,727	$24,869	$792	$48,801

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$4	$—	$—	$4

Foreign exchange contracts	—	256	—	—	256

Total liabilities at fair value	$—	$260	$—	$—	$260

Intelligent Variable Annuity ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2022
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,235	$—	$—	$1,235

Industrial and miscellaneous	—	77	—	—	77

Total bonds	$—	$1,312	$—	$—	$1,312

Common stock

Industrial and miscellaneous	$3,876	$200	$511	$—	$4,587

Total common stocks	$3,876	$200	$511	$—	$4,587

Preferred stock	$9	$23	$66	$—	$98

Total preferred stocks	$9	$23	$66	$—	$98

Derivatives

Foreign exchange contracts	—	846	—	—	846

Total derivatives	$—	$846	$—	$—	$846

Separate accounts assets	$16,432	$1,590	$28,460	$893	$47,375

Total assets at fair value	$20,317	$3,971	$29,037	$893	$54,218

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$90	$—	$—	$90

Foreign exchange contracts	—	168	—	—	168

Total liabilities at fair value	$—	$258	$—	$—	$258

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2023 (in millions):

	Balance at 1/1/2023	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

Bonds	$—	$10	[a]	$(4)[b]	$(12)	$(1)	$—	$7	$—	$—	$—

Common stock	511	—		—	—	(4)	2,618	—	(2,620)	—	505

Preferred stock	66	—		—	2	18	—	—	(12)	—	74

Separate account assets	28,460	—		—	(95)	(4,380)	285	—	—	20	24,290

Total	$29,037	$10		$(4)	$(105)	$(4,367)	$2,903	$7	$(2,632)	$20	$24,869

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2022 (in millions):

	Beginning balance at 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022

Bonds	$22	$—	$(24)[a]	$(3)	$2	$—	$3	$—	$—	$—

Common stock	331	—	—	8	22	9,328	—	(9,178)	—	511

Preferred stock	83	—	—	(9)	(7)	—	—	(1)	—	66

Separate account assets	25,807	—	—	(1,653)	3,236	1,461	—	(621)	230	28,460

Total	$26,243	$—	$(24)	$(1,657)	$3,253	$10,789	$3	$(9,800)	$230	$29,037

(a)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

B-140	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2023 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Equity securities:

Common stock	$505	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	7.23x-14.0x	10.04x

		Equity method	Company Financials	1.0x	1.0x

		Exchange Traded–Close price	Contractual Price	$156.6	$156.6

		Market comparable	Revenue Multiple	8.7x	8.7x

Preferred stock	$74	Market comparable	EBITDA multiple	9.0x	9.0x

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Market Yield	12.64x	12.64x

Separate account assets:

Real estate properties and real estate joint ventures	$23,768

Office properties		Income approach—discounted cash flow	Discount rate	6.5%–10.3%	7.9%

			Terminal capitalization rate	5.5%–8.5%	6.6%

		Income approach—direct capitalization	Overall capitalization rate	4.8%–11.3%	6.3%

Industrial properties		Income approach—discounted cash flow	Discount rate	6.5%–8.3%	7.3%

			Terminal capitalization rate	5.0%–7.0%	5.6%

		Income approach—direct capitalization	Overall capitalization rate	2.0%–6.3%	5.0%

Residential properties		Income approach—discounted cash flow	Discount rate	6.3%–7.5%	6.8%

			Terminal capitalization rate	4.8%–6.0%	5.4%

		Income approach—direct capitalization	Overall capitalization rate	4.3%–5.8%	4.9%

Retail properties		Income approach—discounted cash flow	Discount rate	6.8%–11.5%	8.0%

			Terminal capitalization rate	5.3%–9.0%	6.5%

		Income approach—direct capitalization	Overall capitalization rate	5.3%–8.5%	5.9%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.0%	10.0%

			Terminal capitalization rate	8.3%	8.3%

		Income approach—direct capitalization	Overall capitalization rate	7.8%	7.8%

Separate account real estate assets include the values of the related mortgage loans payable in the table below at December 31, 2023 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(1,851)

Office properties		Discounted cash flow	Loan-to-value ratio	35.8%–103%	58.3%

			Equivalency rate	6.3%–10.9%	9.0%

		Net present value	Loan-to-value ratio	35.8%–103%	58.3%

			Weighted average cost of capital risk premium multiple	1.1–2.1	1.3

Industrial properties		Discounted cash flow	Loan-to-value ratio	29.9%–38.4%	33.4%

			Equivalency rate	6.7%–6.9%	6.8%

		Net present value	Loan-to-value ratio	29.9%–38.4%	33.4%

			Weighted average cost of capital risk premium multiple	1.1–1.1	1.1

Residential properties		Discounted cash flow	Loan-to-value ratio	30.0%–74.5%	44.9%

			Equivalency rate	6.2%–8.2%	7.1%

		Net present value	Loan-to-value ratio	30.0%–74.5%	44.9%

			Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Intelligent Variable Annuity ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Retail properties		Discounted cash flow	Loan-to-value ratio	48.7%–83.8%	58.8%

			Equivalency rate	6.0%–7.1%	6.5%

		Net present value	Loan-to-value ratio	48.7%–83.8%	58.8%

			Weighted average cost of capital risk premium multiple	1.1 –1.9	1.4

Separate account real estate assets include the values of the related loan receivable in the table below at December 31, 2023 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,691

Office properties		Discounted cash flow	Loan-to-value ratio	48.0%–136.1%	83.8%

			Equivalency rate	6.5%–52.7%	13.4%

Industrial properties		Discounted cash flow	Loan-to-value ratio	34.4%–66%	50.0%

			Equivalency rate	2.5%–8.5%	5.4%

Residential properties		Discounted cash flow	Loan-to-value ratio	39.1%–70.8%	55.0%

			Equivalency rate	3.2%–8.6%	7.5%

Retail properties		Discounted cash flow	Loan-to-value ratio	54.9%–73.3%	64.2%

			Equivalency rate	7.3%–13.6%	9.5%

Separate account real estate assets include the values of the real estate operating business in the table below at December 31, 2023 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$682

		Discounted cash flow	Discount rate	10.0%	10.0%

			Terminal growth rate	8.1%	8.1%

		Market approach	EBITDA multiple	30.0x	30.0x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The valuation teams are responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

The valuation teams (1) compare price changes between periods to current market conditions, (2) compare trade prices of securities to fair value estimates, (3) compare prices from multiple pricing sources, and (4) perform ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. The valuation teams determine if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

B-142	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Mortgage loans payable are valued internally by the valuation teams, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the valuation teams, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$652	$—	$—	$—	$652	$1,332	$(680)	$—	$652	0.19%	0.19%

FHLB capital stock	367	—	—	—	367	369	(2)	—	367	0.10%	0.11%

On deposit with states	16	—	—	—	16	16	—	—	16	0.01%	0.01%

Pledged as collateral to FHLB (including assets backing funding agreements)	8,729	—	—	—	8,729	8,780	(51)	—	8,729	2.49%	2.52%

Pledged as collateral not captured in other categories	231	—	—	—	231	31	200	—	231	0.07%	0.07%

Other restricted assets	—	—	37	—	37	45	(8)	—	37	0.01%	0.01%

Total restricted assets	$9,995	$—	$37	$—	$10,032	$10,573	$(541)	$—	$10,032	2.87%	2.91%

	2022
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$1,328	$—	$4	$—	$1,332	$2,251	$(919)	$—	$1,332	0.38%	0.38%

FHLB capital stock	369	—	—	—	369	186	183	—	369	0.10%	0.11%

On deposit with states	16	—	—	—	16	16	—	—	16	—%	—%

Pledged as collateral to FHLB (Including assets backing funding agreements)	8,780	—	—	—	8,780	2,139	6,641	—	8,780	2.49%	2.52%

Pledged as collateral not captured in other categories	31	—	—	—	31	63	(32)	—	31	0.01%	0.01%

Other restricted assets	—	—	45	—	45	25	20	—	45	0.01%	0.01%

Total restricted assets	$10,524	$—	$49	$—	$10,573	$4,680	$5,893	$—	$10,573	2.99%	3.03%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The other restricted assets represents real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2023
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$1,039	$1,039	0.34%	0.35%

Securities lending collateral assets	652	652	0.21%	0.22%

Total General Account Collateral Assets	$1,691	$1,691	0.55%	0.57%

Separate Account:

Securities lending collateral assets	$2	$2	—%	—%

Total Separate Account Collateral Assets	$2	$2	—%	—%

	2023
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$1,691	0.66%

Recognized Obligation to Return Collateral Asset (Separate Account)	$2	—%

	2022
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$1,403	$1,403	0.46%	0.47%

Securities lending collateral assets	1,328	1,328	0.44%	0.45%

Total General Account Collateral Assets	$2,731	$2,731	0.90%	0.92%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2022
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$2,731	1.07%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

B-144	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. Due to the level of material swap exposure, the Company also entered Uncleared Margin Rules (“UMR”) agreements with certain non-clearinghouse counterparties to adhere to Initial Margin (“IM”) obligations for uncleared swap transactions. As of December 31, 2023 and 2022, counterparties pledged the following cash and initial margins to the Company (in millions):

	December 31,
	2023	2022

Cash collateral and margin	$1,039	$1,403

Securities collateral and margin	$184	$173

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2023 and 2022, the Company pledged the following collateral and initial margins to its counterparties (in millions):

	December 31,
	2023	2022

Cash collateral and margin	$129	$11

Securities collateral and margin	$88	$8

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2023 and 2022, were $1,491 million and $2,052 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2023 and 2022 were $121 million and $11 million, respectively, for which the Company posted collateral of $100 million and $20 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds and other commitments.The Company also uses interest rate swap contracts in certain replication synthetic asset transactions. (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts and forward foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as RSAT. The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swap Contracts: The Company enters into asset swap contracts to hedge against inflation risk associated with its TIPS. The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swap Contracts: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Bond Forward Contracts: The Company enters into forward bond contracts to purchase an identified bond at a specified price on a future date as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2023		December 31, 2022		December 31, 2021
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap	$(101)	$(3)	$296	$11	$116	$(2)

Total qualifying hedge relationships	$(101)	$(3)	$296	$11	$116	$(2)

Non-qualifying hedge relationships

Foreign currency swaps	$(417)	$85	$476	$33	$216	$5

Foreign currency forwards	(147)	28	(37)	412	134	123

Interest rate contracts	86	(172)	(103)	—	(8)	—

Total non-qualifying hedge relationships	$(478)	$(59)	$336	$445	$342	$128

Derivatives used for other than hedging purposes	$—	$19	$—	$3	$—	$26

Total derivatives	$(579)	$(43)	$632	$459	$458	$152

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (“DJ.NA.IG”). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (“DJ.NA.HY”). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 31, 33, 35, 37, 39, and 41, (DJ.NA.IG.31, DJ.NA.IG.33, DJ.NA.IG.35, DJ.NA.IG.37, DJ.NA.IG.39 and DJ.NA.IG.41, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes

B-146	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 31, 33, 35, 37, 39, and 41 (DJ.NA.HY.31, DJ.NA.HY.33, DJ.NA.HY.35, DJ.NA.HY.37, DJ.NA.HY.39 and DJ.NA.HY.41, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2023			December 31, 2022
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	12,862	991	4	12,533	744	4
	Subtotal	12,862	991	4	12,533	744	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	55	2	4	5	1	4
	Subtotal	55	2	4	5	1	4

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$12,917	$993	4	$12,538	$745	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2023			December 31, 2022
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$1,210	$—	$(282)	$1,210	$—	$(266)

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	3,027	220	266	3,561	292	421

	Liabilities	1,364	(56)	(57)	548	(27)	(19)

Total qualifying hedge relationships		$5,601	$164	$(73)	$5,319	$265	$136

Non-qualifying hedge relationships

Interest rate swaps	Assets	—	—	—	—	—	—

	Liabilities	116	(4)	(4)	4,201	(90)	(90)

Foreign currency swaps	Assets	4,044	367	367	6,364	713	713

	Liabilities	2,473	(102)	(99)	506	(29)	(29)

Foreign currency forwards	Assets	285	—	—	2,740	132	132

	Liabilities	5,305	(155)	(155)	2,764	(139)	(139)

Purchased credit default swaps	Assets	—	—	—	—	—	—

	Liabilities	—	—	—	30	—	—

Total non-qualifying hedge relationships		$12,223	$106	$109	$16,605	$587	$587

Intelligent Variable Annuity ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

		Summary of Derivative Positions
		(in millions)
		December 31, 2023			December 31, 2022
Derivatives used for other than hedging purposes		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Written credit default swaps	Assets	$9,352	$771	$939	$11,123	$783	$762

	Liabilities	3,565	(48)	53	1,415	(42)	(17)

Asset swaps and total return swaps	Assets	835	—	(7)	10	—	(2)

	Liabilities	—	—	—	—	—	—

Bond Forwards	Assets	9,175	—	(31)	—	—	—

	Liabilities	—	—	—	—	—	—

Interest Rate Swaps	Assets	50	—	(9)	50	—	(10)

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$22,977	$723	$945	$12,598	$741	$733

Total derivatives		$40,801	$993	$981	$34,522	$1,593	$1,456

For the year ended December 31, 2023 and 2022, the average fair value of derivatives used for other than hedging purposes, was $626 million and $662 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity. During 2023, REA’s liquid assets have comprised less than 10% of its net assets, primarily due to higher contract owner withdrawals driven by unfavorable market trends in the U.S. commercial real estate market, with elevated interest rates negatively impacting property values.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

B-148	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2023	2022

TIAA Real Estate Account	$25,269	$31,000

TIAA Separate Account VA-3	18,163	15,313

TIAA Separate Account VA-1	1,208	1,062

TIAA Stable Value	2,985	3,007

Total	$47,625	$50,382

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order. See Note 20 – Contingencies and Guarantees for additional disclosures on purchases of accumulation units in the REA during 2023.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$547	$—	$3,720	$4,267

Reserves

For accounts with assets at:

Fair value	$—	$—	$42,392	$42,392

Amortized cost	2,822	—	—	2,822

Total reserves	$2,822	$—	$42,392	$45,214

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,822	$—	$—	$2,822

At fair value	—	—	42,392	42,392

Total reserves	$2,822	$—	$42,392	$45,214

*	Withdrawable at book value without adjustment or charge.

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$837	$—	$4,347	$5,184

Reserves

For accounts with assets at:

Fair value	$—	$—	$46,032	$46,032

Amortized cost	2,870	—	—	2,870

Total reserves	$2,870	$—	$46,032	$48,902

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,870	$—	$—	$2,870

At fair value	—	—	46,032	46,032

Total reserves	$2,870	$—	$46,032	$48,902

*	Withdrawable at book value without adjustment or charge.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-149

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$665	$—	$4,443	$5,108

Reserves

For accounts with assets at:

Fair value	$—	$—	$47,883	$47,883

Amortized cost	2,497	—	—	2,497

Total reserves	$2,497	$—	$47,883	$50,380

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,497	$—	$—	$2,497

At fair value	—	—	47,883	47,883

Total reserves	$2,497	$—	$47,883	$50,380

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2023	2022	2021

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$4,562	$5,565	$5,755

Transfers from separate accounts	(7,511)	(5,971)	(4,953)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	(1)	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(2,949)	$(407)	$802

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 as applicable.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2023	December 31, 2022

Deferred and payout annuity contracts issued after 2000	$4,132	$3,962

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2023 and 2022.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994, uses the segmented reserves, where each segment is equal to one year in length.

B-150	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Liabilities for incurred but not reported life insurance claims are based on historical experience and set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2023 and 2022, the Company had $141 million and $167 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

			2023
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$22,426	$22,426	12.0%

At book value without adjustment (minimal or no charge or adjustment)	30,096	—	—	30,096	16.2%

Not subject to discretionary withdrawal	133,626	—	—	133,626	71.8%

Total (direct + assumed)	$163,722	$—	$22,426	$186,148	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,722	$—	$22,426	$186,148

			2022
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$25,778	$25,778	13.6%

At book value without adjustment (minimal or no charge or adjustment)	30,991	—	—	30,991	16.3%

Not subject to discretionary withdrawal	133,091	—	—	133,091	70.1%

Total (direct + assumed)	$164,082	$—	$25,778	$189,860	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,082	$—	$25,778	$189,860

			2023
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$19,954	$19,954	22.4%

At book value without adjustment (minimal or no charge or adjustment)	38,655	2,814	—	41,469	46.7%

Not subject to discretionary withdrawal	27,527	—	—	27,527	30.9%

Total (direct + assumed)	$66,182	$2,814	$19,954	$88,950	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$66,182	$2,814	$19,954	$88,950

Intelligent Variable Annuity ∎ Statement of Additional Information	B-151

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

			2022
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$20,239	$20,239	23.9%

At book value without adjustment (minimal or no charge or adjustment)	35,960	2,861	—	38,821	45.7%

Not subject to discretionary withdrawal	25,782	—	—	25,782	30.4%

Total (direct + assumed)	$61,742	$2,861	$20,239	$84,842	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$61,742	$2,861	$20,239	$84,842

			2023
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$12	$12	0.1%

At book value without adjustment (minimal or no charge or adjustment)	1,284	8	—	1,292	15.2%

Not subject to discretionary withdrawal	7,215	—	—	7,215	84.7%

Total (direct + assumed)	$8,499	$8	$12	$8,519	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,499	$8	$12	$8,519

			2022
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$16	$16	0.2%

At book value without adjustment (minimal or no charge or adjustment)	1,278	8	—	1,286	15.5%

Not subject to discretionary withdrawal	7,016	—	—	7,016	84.3%

Total (direct + assumed)	$8,294	$8	$16	$8,318	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,294	$8	$16	$8,318

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to VA-1. The Company provided administrative services to TIAA, FSB (“the Bank”) through July 30, 2023. Additionally, under a General Service and Facilities Agreement with Nuveen, LLC, the Company provides and receives general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,572 million, $2,254 million and $2,125 million to its various subsidiaries and affiliates for the years ended December 31, 2023, 2022 and 2021, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The

B-152	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $577 million, $518 million, and $563 million for the years ended December 31, 2023, 2022 and 2021, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. Such activities performed by TC Services are reimbursed at cost. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds. Such activities performed by TC Services were on a cost reimbursement basis through December 31, 2021. The Distribution Agreement covering proprietary and non-proprietary mutual funds was amended as of January 1, 2022, whereby the Company will no longer provide cost reimbursements to TC Services for this service. The Company paid $10 million, $9 million and $225 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had a General Service Agreement through July 30, 2023 whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $44 million, $81 million, and $84 million for the years ended December 31, 2023, 2022, and 2021, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

The Company has Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $155 million, $164 million and $187 million to Advisors and $362 million, $333 million, and $278 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for each of the years ended December 31, 2023, 2022 and 2021.

The Company has a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $15 million, $15 million and $16 million to Nuveen Services, LLC for the years ended December 31, 2023, 2022, and 2021, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $170 million, $153 million, and $140 million for the periods ended December 31, 2023, 2022 and 2021, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company had a Service Agreement with the Bank through July 30, 2023, whereby the Bank provided general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $1 million, $5 million and $11 million to the Bank for the years ended December 31, 2023, 2022 and 2021, respectively.

The Bank exited the mortgage loan servicing business during 2022 and no longer services certain residential mortgage loans held by the Company. As of December 31, 2021, the Company held $459 million of residential mortgage loans that were serviced by the Bank.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $105 million, $108 million, and $145 million to Nuveen Investments for the years ended December 31, 2023, 2022, and 2021, respectively.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-153

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Endowment and Philanthropic Services (“TEPS”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $40 million, $37 million, and $39 million to TEPS for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $87 million, $84 million, and $73 million to TFI for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company has a Service Agreement with TIAA India, an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $143 million, $112 million, and $85 million to TIAA India for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly- owned subsidiary of the Company, whereby MyVest provides project and program management services for the Company. The Company paid $37 million, $36 million, and $35 million to MyVest for the years ended December 31, 2023, 2022, and 2021, respectively. The

Company agrees to provide MyVest administrative services for use in its day to day operations. MyVest reimbursed the Company for administrative services in the amount of $1 million, $2 million, and $1 million for each of the years ended December 31, 2023, 2022 and 2021, respectively.

The Bank provided Custody and Trustee Services for TIAA Institutional Retirement, Retiree Health and Retirement Choice Plus Plans as well as performed IRA Custodial services for an IRA and Investment Solutions IRA Agreements which was paid by bank fees through July 30, 2023. The Company paid $4 million, $6 million, and $6 million to the Bank for the years ended December 31, 2023, 2022, and 2021 for these services. As of July 31, 2023, these services are provided by the Trust. The Company paid $2 million to the Trust during the year ended December 31, 2023.

Effective April 1, 2021, the Company entered into a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $612 million, $600 million, and $340 million for the years ended December 31, 2023, 2022, and 2021, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2023 or December 31, 2022.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2023			12/31/2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$5,318	$2,348	$7,666	$4,663	$2,132	$6,795	$655	$216	$871

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	5,318	2,348	7,666	4,663	2,132	6,795	655	216	871

d) Deferred Tax Assets Non-admitted	1,479	1,426	2,905	1,905	875	2,780	(426)	551	125

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,839	922	4,761	2,758	1,257	4,015	1,081	(335)	746

f) Deferred Tax Liabilities	2,183	850	3,033	1,673	1,043	2,716	510	(193)	317

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,656	$72	$1,728	$1,085	$214	$1,299	$571	$(142)	$429

B-154	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	12/31/2023			12/31/2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101

a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 Below)	1,656	72	1,728	1,085	214	1,299	571	(142)	429

1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,656	72	1,728	1,085	214	1,299	571	(142)	429

2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	6,050	XXX	XXX	6,206	XXX	XXX	(156)

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	2,183	850	3,033	1,673	1,043	2,716	510	(193)	317

d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,839	$922	$4,761	$2,758	$1,257	$4,015	$1,081	$(335)	$746

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	979%	1,055%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$40,332	$41,374

	12/31/2023		12/31/2022		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$5,318	$2,348	$4,663	$2,132	$655	$216

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

Net Admitted Adjusted Gross DTAs Amount From Above	$3,839	$922	$2,758	$1,257	$1,081	$(335)

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	19.13%	—%	18.61%	—%	0.52%	—%

The Company supports the admittance of $734 million of DTA with $3,834 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2023	2022	2021

Current Income Tax:

Federal income tax expense (benefit)	$(582)	$(717)	$(139)

Foreign taxes	—	1	1

Subtotal	$(582)	$(716)	$(138)

Federal income taxes expense on net capital gains	(48)	254	447

Generation/(utilization) of loss carry-forwards	630	463	(308)

Intercompany tax sharing expense/(benefit)	(6)	(81)	(271)

Other	—	—	4

Federal and foreign income tax expense/(benefit)	$(6)	$(80)	$(266)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-155

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2023	12/31/2022	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$10	$11	$(1)

Investments	376	416	$(40)

Policyholder dividends accrual	496	475	$21

Fixed assets	222	163	$59

Compensation and benefits accrual	460	430	$30

Net operating loss carry-forward	932	318	$614

Other (including items < 5% of total ordinary tax assets)	715	600	$115

Intangible assets—business in force and software	2,107	2,250	$(143)

Subtotal	$5,318	$4,663	$655

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	1,479	1,905	(426)

Admitted ordinary deferred tax assets	$3,839	$2,758	$1,081

Capital:

Investments	$2,328	$2,114	$214

Real estate	20	18	$2

Subtotal	$2,348	$2,132	$216

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	1,426	875	551

Admitted capital deferred tax assets	922	1,257	(335)

Admitted deferred tax assets	$4,761	$4,015	$746

	12/31/2023	12/31/2022	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$2,080	$1,518	$562

Reserves transition adjustment	102	154	(52)

Other (including items < 5% of total ordinary tax liabilities)	1	1	—

Subtotal	$2,183	$1,673	$510

Capital:

Investments	$850	$1,043	$(193)

Subtotal	$850	$1,043	$(193)

Deferred tax liabilities	$3,033	$2,716	$317

Net Deferred Tax:

Assets/Liabilities	$1,728	$1,299	$429

B-156	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2023 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(357)	21.00%

Dividends received deduction	(67)	3.94

Transfer Pricing Adjustment	17	(1.01)

Amortization of interest maintenance reserve	(91)	5.35

Statuatory impairment of affiliated common stock	6	(0.35)

Other permanent differences	(5)	0.32

Prior year true-ups (TIAA & Subs)	5	(0.32)

Prior year true-ups (TIAA & Subs)—Tax Credits	(89)	5.24

Current Year Non-Admitted Assets	(43)	2.56

Other	9	(0.55)

Total statutory income taxes	$(615)	36.18%

Federal and foreign income tax expense (benefit)—Ordinary	(6)	0.34

Federal and foreign income tax expense (benefit)—Capital	—	—

Change in net deferred income tax charge (benefit)	(609)	35.84

Total statutory income taxes	$(615)	36.18%

As of December 31, 2023, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2022	$1,732	Indefinite

2023	2,708	Indefinite

Total	$4,440

As of December 31, 2023, the Company had the following foreign tax credit carry forwards (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2015	$22	2025

2019	3	2029

2021	4	2031

2022	42	2032

Total	$71

As of December 31, 2023, the Company has no taxes available for recoupment in the event of future losses. At December 31, 2023, the Company had no net capital loss carry forwards.

At December 31, 2023, the Company has general business credits of $159 million generated during the years 2004 to 2022 and expiring between 2024 to 2042.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) Seven30 Insurance (Bermuda) Co. Limited

3) AMC Holding, Inc.**

4) Business Property Lending Inc.**

5) CustomerOne Financial Network, Inc.**

Intelligent Variable Annuity ∎ Statement of Additional Information	B-157

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) NIS/R&T, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings 1, Inc.*

11) Nuveen Investments, Inc.*

12) Nuveen Investments Holdings, Inc.*

13) Nuveen Securities, LLC*

14) T-C Europe Holding, Inc.

15) T-C SP, Inc.

16) TIAA-CREF Life Insurance Company

17) Terra Land Company

18) TIAA Board of Governors

19) TIAA-CREF Tuition Financing, Inc.

20) TIAA Commerical Finance, Inc.**

21) TIAA FSB Holdings, Inc.**

22) TIAA, FSB**

23) TIAA Trust, N.A.

24) Westchester Group Farm Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) Westchester Group Investment Management, Inc.

27) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The companies denoted with a double asterisk above (collectively “Bank subgroup”) are subject to a separate tax matters agreement as a result of the Company’s finalized sale of a majority of its common stock ownership of FSB on July 31, 2023. Under the agreement, current federal income tax expense (benefit) is computed on an adjusted separate subgroup return basis in accordance with the agreement.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are $(91) million and ($46) million at December 31, 2023 and 2022, respectively.

The Company’s tax years 2018 through 2022 are open to examination by the Internal Revenue Service (“IRS”).

Corporate alternative minimum taxes

The Act was enacted on August 16, 2022. The Act included a new CAMT which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022.

Under general statutory accounting principles, reporting entities filing statutory financial statements would normally have to consider the applicability of the CAMT, and if applicable, determine the impact on the statutory valuation allowance as well as assess DTAs for admissibility. Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2023.

Note 17—repurchase and securities lending programs

Repurchase program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as

B-158	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2023 and 2022, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2023 and 2022 that resulted in default.

As of December 31, 2023 and 2022, the Company had no outstanding repurchase agreements.

Securities lending program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2023, the estimated fair value of the Company’s securities on loan under the program was $638 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2023, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $652 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2023.

Of the cash collateral received from the program, $652 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2023. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2023 (in millions):

	Amortized Cost	Fair Value

Open	$652	$652

Total collateral reinvested	$652	$652

As of December 31, 2022 the estimated fair value of the Company’s securities on loan under the program was $1,297 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2022, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $1,328 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2022.

Of the cash collateral received from the program, $1,328 million was held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2022. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2022 (in millions):

	Amortized Cost	Fair Value

Open	$1,328	$1,328

Total collateral reinvested	$1,328	$1,328

Note 18—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $17,325 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-159

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table shows the FHLBNY capital stock held in the general account as of December 31, (in millions):

	2023	2022

Membership stock—class A	$—	$—

Membership stock—class B	50	50

Activity stock	317	319

Excess stock	—	—

Total	$367	$369

There were no FHLBNY capital stock held in separate accounts as of December 31, 2023 and 2022.

Membership stock at December 31, 2023 and 2022, is not eligible for redemption.

The Company had $6,876 million and $6,985 million in funding agreements and $160 million and $100 million in debt outstanding at December 31, 2023 and December 31, 2022 respectively.

The following table shows the maximum collateral pledged to FHLBNY in the general account during the year ending December 31, (in millions):

	2023			2022
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$9,717	$10,729	$8,657	$9,561	$9,796	$8,478

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2023 and 2022.

The following table shows the maximum borrowing from FHLBNY in the general account during the year ending December 31, (in millions):

	2023	2022

Debt	$2,600	$2,148

Funding agreements	6,057	6,330

Total	$8,657	$8,478

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2023 and 2022.

The following table shows the collateral pledged to FHLB in the general account as of December 31, 2023 and 2022 (in millions):

	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$7,974	$8,729	$7,036	$7,998	$8,780	$7,085

There was no collateral pledged to FHLB in the separate account as of December 31, 2023 and 2022.

Note 19—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2023	2022	2021

Net income (loss)	$(674)	$(408)	$3,872

Change in net unrealized capital gains (losses), net of taxes	167	(612)	1,645

Change in asset valuation reserve	(214)	1,776	(2,485)

Change in net deferred income tax	609	271	(1,088)

Change in non-admitted assets	(471)	(1,289)	1,029

Surplus (contributed to) withdrawn from Separate Accounts	(618)	—	—

Change in surplus of separate accounts	594	—	—

Change in post-retirement benefit liability	(4)	10	(1)

B-160	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

As of December 31, 2023 and 2022, the portion of contingency reserves represented by cumulative net unrealized gains was $3,503 million and $3,264 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2023 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$1,007	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	727	—	09/15/2044

09/18/2014	4.375%*	350	349	350	15	138	—	09/15/2054

05/08/2017	4.270%	2,000	1,995	1,994	85	557	—	05/15/2047

05/07/2020	3.300%	1,250	1,248	1,249	41	145	—	05/15/2050

Total		$7,250	$6,290	$6,291	$294	$2,574	$950

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% (see note below) from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

Note: As of July 1, 2023, three-month USD LIBOR is no longer being published. TIAA’s $350 million in surplus notes maturing in 2054 include fallback language if LIBOR is unavailable, which establishes a new annual rate, subject to further interpretation based on the NY law and any federal law that may be passed.

For the years ended December 31, 2023 and 2022, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: The Company is subject to stockholder dividend restrictions under the New York Insurance Law. However, all of the outstanding common stock of the Company is collectively held by TIAA Board of Governors, a non-profit corporation created to hold the stock of the Company, and therefore the Company does not make stockholder dividend payments.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-161

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2023, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million or (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2023, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2023.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2023, is $1,200 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $75 million of this facility is maintained on a committed basis with an expiration date of June 28, 2024. As of December 31, 2023, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2023, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provided a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank that expired on July 31, 2023, with no balances outstanding.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Trust, N.A. $100 million of this facility is maintained on a committed basis with an expiration date of July 1, 2024. As of December 31, 2023, there were no balances outstanding.

The Company provides a $250 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 19, 2024. As of December 31, 2023, $38 million was outstanding.

The Company provides a $200 million unsecured revolving line of credit arrangement with T-C M-T REIT LLC. This line has an open ended expiration date and is effective until terminated. As of December 31, 2023, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C S-T REIT LLC. This line of credit has an open ended expiration date and is effective until terminated. As of December 31, 2023, $101 million was outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

B-162	Statement of Additional Information ∎ Intelligent Variable Annuity

concluded

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA during 2023, the TIAA general account purchased 1,235 thousand accumulation units issued by REA throughout 2023 for a total cost of $618 million. The fair value of these accumulations units was $594 million as of December 31, 2023. Accumulation units owned by TIAA are valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2024, the date the financial statements were available to be issued.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-163

A11525 (05/24)

PART C: OTHER INFORMATION

Item 27. Exhibits.

(a)	Board of Directors Resolution.

(A)

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VA-1 (Registrant) (Incorporated by reference to the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761)).

(b)	Custodian Agreements.

None

(c)	Underwriting Contracts.

(A)

Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed December 9, 1998 (File Nos. 333-61761 and 811-08963)).

(B)

Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (Incorporated by reference to the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761)).

(C)

Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts (Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 14, 2012 (File Nos 333-145064 and 811-08963)).

(D)

Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts (Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 14, 2012 (File Nos 333-145064 and 811-08963)).

(E)

Amendment to the Master Services Agreement dated as of November 3, 2010, by and among, on the one hand, Infosys Limited, Infosys BPM Limited, and Infosys McCamish Systems LLC, and, on the other hand, Teachers Insurance and Annuity Association of America, entered into as of August 1, 2018 (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-6, filed on April 29, 2019 (File Nos 333-128699 and 811-10393)).

(d)	Contracts.

(A)	Form of Contract (Incorporated by reference to the initial filing of the Registration Statement on Form N-4, filed August 2, 2007 (File Nos. 333-145064 and 811-08963)).

(B)

Endorsement for Partial Annuitization and Maturity Age (Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963)).

(C)

Form of the Guaranteed Living Withdrawal Benefit Rider (Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963)).

(D)	Endorsement for Internal Revenue Code Section 72(s) (Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)).

(E)

Endorsement for Right to Examine Your Contract provision (Incorporated by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963)).

(e)	Applications.

Form	of Application[26]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(A)	Charter of TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162)).

(B)	Bylaws of TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162)).

(g)	Reinsurance Contracts.

None

(h)	Participation Agreements.

(A)

Form of Participation/Distribution Agreement with TIAA-CREF Life Funds (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162)).

(B)

Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(C)

Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(D)

Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

Confidential (C)

(E)

Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(F)

Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(G)

Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(H)

Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(I)

Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(J)

Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(K)

Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(L)

Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(M)

Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(N)

Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(O)

Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(P)

Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006 (File Nos. 333-128699 and 811-10393)).

(Q)

Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(R)

Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004 (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393)).

(S)

Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393)).

(T)

Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(U)

Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(V)

Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Mason Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(W)

Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Mason Partners Variable Income Trust, Legg Mason Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(X)

Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(Y)

Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(Z)

Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AA)

Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AB)

Amendment to Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AC)

Amendment to Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc., dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AD1)

Form of Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company and Teachers Personal Investors Services, LLC, dated July 24, 2007 (Incorporated by reference to the initial filing of the Registration Statement on Form N-4, filed August 2, 2007 (File Nos. 333-145064 and 811-08963)).

(AD2)

Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company dated August 1, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AE)

Amendment to Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company, dated July 1, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AF)

Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc., dated July 27, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AG)

Amendment to Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AH)

Amendment to Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AI)

Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AJ)

Form of Amendment to Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC, dated July 27, 2007 (Incorporated by reference to the initial filing of the Registration Statement on Form N-4, filed August 2, 2007 (File Nos. 333-145064 and 811-08963)).

(AK)

Form of Amendment to Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC, dated July 27, 2007 (Incorporated by reference to the initial filing of the Registration Statement on Form N-4, filed August 2, 2007 (File Nos. 333-145064 and 811-08963)).

(AL)

Amendment to Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AM)

Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC, dated July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AN)

Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company, dated as of July 24, 2007 (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(AO)

Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AP)

Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AQ)

Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AR)

Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AS)

Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AT)

Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, filed May 1, 2007 (File Nos. 333-46414 and 811-08963)).

(AU)

Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AV)

Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AW)

Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AX)

Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AY)

Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(AZ)

Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

Confidential (C)

(BA)

Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BB)

Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BC)

Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BD)

Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BE)

Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BF)

Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393)).

(BG)

Administrative Services Agreement between Royce & Associates, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(BH)

Amendment No. 1 to the Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(BI)

Amendment No. 1 to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(BJ)

Amendment No. 1 to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963)).

(BN)

Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-145064 and 811-08963)).

(BQ)

Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 14, 2012 (File Nos 333-145064 and 811-08963)).

(BR)

Form of Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659)).

(BS)

Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC (Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393)).

(BT)

Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393)).

(BU)

Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393)).

(BV)

Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393)).

(BW)

Amendment to Fund Participation Agreement between Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393)).

(BX)

Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393)).

(BY)

Amendment to Fund Participation Agreement between PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA- CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393)).

(BZ)

Participation Agreement among the RBB Fund, Inc., Matson Money, Inc., Foreside Funds Distributors LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963)).

(CA)

Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963)).

(CB)

Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, filed on April 28, 2015 (File Nos 333-145064 811-08963)).

(CC)

Amendment to Fund Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, filed on April 28, 2015 (File Nos 333-145064 811-08963)).

(CD)

Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc.and TIAA-CREF Life Insurance Company. Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, filed on April 28, 2015 (File Nos 333-145064 811-08963).

(CE)

Amendment to Fund Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, filed on April 28, 2015 (File Nos 333-145064 811-08963).

(CF)

Amendment to the Fund Participation Agreement among John Hancock Variable Insurance Fund, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, filed on April 29, 2016 (File Nos 333-145064 811-08963)).

(CG)

Amended and Restated Underlying Fund Agreement among DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the DFA Investment Trust Company, Dimensional Fund Advisors LP, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393)).

(CH)

Amendment to Fund Participation Agreement by and among Neuberger Berman Advisors Management Trust, Neuberger Investment Advisers LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-6, filed on April 29, 2019 (File Nos 333-128699 and 811-10393)).

(CI)

Amendment to Fund Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., and TIAA-CREF Life Insurance Company. Incorporated by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963).

(CK)

Amendment to Fund Participation Agreement by and among PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CL)

Amendment to Fund Participation Agreement by and among Calamos Advisors Trust and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CM)

Amendment to Fund Participation Agreement by and among Principal Variable Contracts Funds, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CN)

Amendment to Fund Participation Agreement by and among Delaware VIP Trust, Delaware Management Company, a series of Macquarie Investment Management Business Trust and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CO)

Amendment to Fund Participation Agreement by and among Neuberger Berman Advisers Management Trust and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CP)

Amendment to Fund Participation Agreement by and among Credit Suisse Trust and Credit Suisse Securities LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CQ)

Amendment to Fund Participation Agreement by and among Voya Investors Trust and Voya Investments Distributor, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CR)

Amendment to Fund Participation Agreement by and among Nuveen Securities, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CS)

Amendment to Fund Participation Agreement by and among Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CT)

Amendment to Fund Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CU)

Amendment to Fund Participation Agreement by and among John Hancock Variable Insurance Trust, John Hancock Distributors, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CV)

Amendment to Fund Participation Agreement by and among Legg Mason Partners Variable Equity Trust, Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CW)

Amendment to Fund Participation Agreement by and among Matson Money Funds, Herald Investment Marketing, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CX)

Amendment to Fund Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CY)

Amendment to Fund Participation Agreement by and among The Prudential Series Fund, PGIM Investments LLC, Prudential Investment Management Services LLC, and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(CZ)

Amendment to Fund Participation Agreement by and among Janus Aspen Series and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(DA)

Amendment to Fund Participation Agreement by and among T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investments Services, Inc. and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(DB)

Participation Agreement among Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation and TIAA-CREF Life Insurance Company (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

Confidential (C)

(DC)

Amendment to Fund Participation Agreement by and among DFA Investment Dimensions Group Inc., and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, filed on April 28, 2022 (File No. 333-145064)).

(DD)

Amendment to Fund Participation Agreement by and among Vanguard Variable Insurance Fund, and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, filed on April 28, 2022 (File No. 333-145064)).

(DE)

Amendment to Fund Participation Agreement between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P., Ivy Variable Insurance Portfolios, and TIAA-CREF Life Insurance Company. *

(i)	Administrative Contracts.

(A)

Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-145064 and 811-08963)).

(B)

Form of Administrative Services Agreement by and between McCamish Systems, LLC and TIAA-CREF Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed April 18, 2008 (File Nos. 333-145064 and 811-08963)).

(C)

Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account (Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed April 18, 2008 (File Nos. 333-145064 and 811-08963)).

(D)

Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account (Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed April 18, 2008 (File Nos. 333-145064 and 811-08963)).

(j)	Other Material Contracts.

(A)

Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-145064 and 811-08963)).

(B)

Service and Subcontracting agreement by and between Teachers Insurance and Annuity Association of America and TIAA Shared Services, LLC (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(k)	Legal Opinion.

(A)	Legal Opinion and Consent of Kenneth W. Reitz, Esquire. *

(l)	Other Consents

(A)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(m) Omitted Financial Statements.

None

(n)	Initial Capital Agreements.

None

(o)	Form of Initial Summary Prospectus.

None

(p)	Powers of Attorney.

(A) Powers of Attorney (Incorporated by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963)).

(B) Powers of Attorney (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)).

(C) Powers of Attorney (Incorporated by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, filed on January 11, 2022 (File Nos 333-145064 and 811-08963)).

(D) Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4, filed on April 28, 2023 (File No. 333-46414)).

(E) Power of Attorney for Jill Richman*

(q)	XBRL*

101.INS XBRL Instance Document - Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase

101.DEF XBRL Taxonomy Extension Definition Linkbase

101.LAB XBRL Taxonomy Extension Labels Linkbase

101.PRE XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Ali Iqbal	President, Chief Executive Officer and Director

Keith Floman	Director

Bradley Finkle	Director

Anne Dobkowski	Director

Nicholas Calarco	Director

Timothy Penrose	Director

Jill Richman	Director

Barry C. Corday	Senior Director, Illustration Actuary

Stacy Eisenhauer	Vice President, Chief Financial Officer

Carol Fracasso	Vice President, Consumer Services Officer

Christopher J. Heald	Vice President, Treasurer

Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts

Kenneth W. Reitz	General Counsel

Confidential (C)

Name and Principal Business Address*	Position and Offices with Depositor
Wayne M. Smiley	Chief Compliance Officer

Wayne Agard	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 29. Persons Controlled by or under Common Control with the Depositor or the Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

HOLDING COMPANY STRUCTURE*

Effective as of December 31, 2023

Seven Persons serve as members of TIAA Board of Governors
TIAA Board of Governors
Teachers Insurance and Annuity Association of America ("TIAA")
Seven30 Insurance (Bermuda) Co. Limited
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Redwood, LLC
TIAA Kaspick, LLC
TIAA RFS, LLC
TIAA-CREF Insurance Agency, LLC
TIAA Trust, N.A.
MyVest Corporation
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Capabilities Private Limited (f.k.a. TIAA Global Business Services (India) Private Limited)
TIAA Shared Services LLC
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
NIS/R&T, Inc.
Nuveen Alternative Investments, LLC
Nuveen Securities, LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Assets Management LLC
Nuveen Investments Holdings, Inc.
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Gresham Investment Management LLC
Gresham Asset Management LLC
Nuveen International Holdings LLC
Nuveen Canada Company
Nuveen Japan Co. Ltd.
Nuveen Korea Co., Ltd.
Nuveen Hong Kong Limited (Note: There are multiple holding companies in between this entity and Nuveen International Holdings LLC)
Nuveen Real Estate Global LLC
Nuveen Global Investments LLC
Nuveen Development Management Services LLC (f.k.a. Nuveen Real Estate Project Management Services LLC)
Nuveen Real Estate Global Cities Advisors LLC
Nuveen Imajn Holdings Member LLC
Imajn Homes Holdings LLC
Nuveen Myplace Holdings Member LLC
Myplace Holdings LLC
Omni Holding Company LLC
Paths Management Services LLC
Nuveen Permian Investor Asset Manager Member LLC
Nuveen International Holdings 1 Limited (f.k.a. TIAA International Holdings 1 Limited)
Nuveen International Holdings 2 Limited (f.k.a. TIAA International Holdings 2 Limited)
Nuveen International Holdings 3 Limited (f.k.a. TIAA International Holdings 3 Limited)
Clean Energy Partners Holdco LLP
Nuveen Investment Management Holdings Limited (f.k.a. Nuveen Real Estate Limited)
Nuveen Alternatives Advisors LLC
AGR Partners LLC
Churchill DLC Advisor LLC (f.k.a. Nuveen Churchill Advisors LLC)
NCBDC Holdings LLC
Greenworks Lending LLC
Pace Financial Servicing, LLC
Nuveen CP LLC
Westchester Group Investment Management, Inc.
Westchester Group Investment Management Holding Company, Inc.
GreenWood Resources Capital Management, LLC
GreenWood Resources, Inc.
Beaver Investment Holdings LLC
Nuveen Natural Capital LLC
Churchill BDC Administration LLC (f.k.a. Nuveen Churchill Administration LLC)
Churchill Asset Management LLC
Arcmont Asset Management Limited
Arcmont Asset Management Holdco Limited
Arcmont AM LLC
Nuveen Private Capital LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the "Company") and certain of its subsidiaries. This chart does not include all downstream subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries and is not indicative of the percentage ownership interests held.

Confidential (C)

Exhibit A *

Entity Name	Domestic Jurisdiction	Entity Classification	Owner Name	Owner Type	Ownership %	Business Purpose
AGR Partners LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	75	To manage investments.
AGR Services LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	1	To act as an employer entity.
AGR Services LLC	DE	Operating Subsidiary	AGR Partners LLC	Member	99	To act as an employer entity.
AMC Holding, Inc.	FL	Operating Subsidiary	TIAA, FSB	Shareholder	100	To act as a holding company.
Anglo Sino Henderson Investment Consultancy (Beijing) Co Ltd	China	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.
Business Property Lending, Inc.	DE	Operating Subsidiary	TIAA, FSB	Shareholder	100	To act as a servicer of securitized commercial mortgage loans.
CAM HR Resources LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	1	To act as an employer entity.
CAM HR Resources LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Managing Member	99	To act as an employer entity.
Churchill Agency Services LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments.
Churchill Asset Management LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	75	To act as a registered investment adviser for senior loan investments, primarily in U.S. middle-market companies.
Clean Energy Partners CEP 2012 Limited	France	Operating Subsidiary	Glennmont Asset Management Limited	Shareholder	100	Financial Services -Investment Management.
Clean Energy Partners CEP Services Limited	United Kingdom	Operating Subsidiary	Glennmont Asset Management Limited	Shareholder	100	To manage investments.
Glennmont Asset Management Limited	United Kingdom	Operating Subsidiary	Clean Energy Partners HoldCo LLP	Shareholder	100	To manage investments.

Glennmont Partners I Limited	United Kingdom	Operating Subsidiary	Clean Energy Partners CEP 2012 Limited	Shareholder	100	To manage investments.
GreenWood Resources Capital Management, LLC	DE	Operating Subsidiary	GreenWood Resources, Inc.	Member	100	To act as a registered investment advisor.
GREENWOOD RESOURCES POLAND SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ	Poland	Operating Subsidiary	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.
GreenWood Resources, Inc.	DE	Operating Subsidiary	Beaver Investment Holdings LLC	Shareholder	100	To act as an advisor and manager of investments.
Greenworks Lending LLC	DE	Operating Subsidiary	Nuveen CP LLC	Member	100	To originate loans.
Gresham Asset Management LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Member	0.01	To serve as a shell entity.
Gresham Investment Management LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Managing Member	78.9	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.
GWR Uruguay S.A.	Uruguay	Operating Subsidiary	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.
HENDERSON EUROPEAN RETAIL PROPERTY FUND MANAGEMENT S.A.R.L.	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.
Jatoba Brasil Investimentos Florestais Ltda	Brazil	Operating Subsidiary	GTR Brasil Participações Ltda.	Shareholder	100	To facilitate asset acquisitions of timber assets.
MyVest Corporation	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	To provides digital financial account management services.
Nuveen Administration Limited	United Kingdom	Operating Subsidiary	Nuveen Investment Management Holdings Limited	Shareholder	100	To provide administrative services and act as employer.
Nuveen Alternatives Advisors LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Confidential (C)

NUVEEN ALTERNATIVES EUROPE S.À. R.L	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To act as an authorized alternative investment fund manager and a management company.
Nuveen Alternatives Services LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services.
NUVEEN ASSET MANAGEMENT EUROPE S.À. R.L	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To hold or distribute investments.
Nuveen Asset Management, LLC	DE	Operating Subsidiary	Nuveen Fund Advisors, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.
Nuveen Australia Limited	Australia	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.
Nuveen Canada Company	Canada	Operating Subsidiary	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.
Nuveen Churchill Advisors LLC	DE	Operating Subsidiary	NCBDC Holdings LLC	Member	100	To act as a primary adviser.
Nuveen Consulting (Shanghai) Co Ltd	China	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.
Nuveen Corporate Secretarial Services Limited	United Kingdom	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.
Nuveen Development Management Services LLC	DE	Operating Subsidiary	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.
Nuveen France SAS	France	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services.

Nuveen Fund Advisors, LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.
Nuveen Fund Management (Jersey) Limited	Jersey	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.
Nuveen Hong Kong Limited	Hong Kong	Operating Subsidiary	TGAM HK HC LLC	Shareholder	100	To serve as a regulated entity.
Nuveen Investment Management Holdings Limited	United Kingdom	Operating Subsidiary	TIAA International Holdings 3 Limited	Shareholder	99.6	To act as the holding company.
Nuveen Investment Management Holdings Limited	United Kingdom	Operating Subsidiary	TIAA International Holdings 1 Limited	Shareholder	0.4	To act as the holding company.
Nuveen Investment Management International Limited	United Kingdom	Operating Subsidiary	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.
Nuveen Italy S.R.L.	Italy	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.
NUVEEN JAPAN CO., LTD	Japan	Operating Subsidiary	Nuveen International Holdings LLC	Shareholder	100	Investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.
Nuveen Management AIFM Limited	United Kingdom	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.
Nuveen Management Austria GMBH	Austria	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	65	To manage real estate funds.
NUVEEN MANAGEMENT COMPANY (LUXEMBOURG) NO 1 SÀRL	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.
Nuveen Management Finland OY	Finland	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To act as an employer for the asset manager in connection with a fund.
Nuveen Natural Capital Limited	United Kingdom	Operating Subsidiary	Westchester Group Investment Management, Inc.	Shareholder	100	To manage farmland fund entities.

Confidential (C)

Nuveen Opportunistic Strategies LLC	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Member	99.99	To hold investments.
Nuveen Opportunistic Strategies LLC	DE	Operating Subsidiary	Teachers Advisors, LLC	Member	0.01	To hold investments.
Nuveen Property Management (Jersey) Limited	Jersey	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.
Nuveen Real Estate Global Cities Advisors, LLC	DE	Operating Subsidiary	Nuveen Real Estate Global LLC	Member	100	To manage and advise legal entities.
Nuveen Securities, LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Member	100	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients.
Nuveen Services, LLC	DE	Operating Subsidiary	Nuveen, LLC	Member	100	To act as the employer entity and to enter into commercial relationships pertaining to the provision of shared services.
Nuveen Singapore Private Limited	Singapore	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.
NWQ Investment Management Company, LLC	DE	Operating Subsidiary	NWQ Partners, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.
Pace Financial Servicing, LLC	DE	Operating Subsidiary	Nuveen CP LLC	Member	100	To engage in servicing activities.
Permian Investor Asset Manager LLC	DE	Operating Subsidiary	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate and other investments.
Plata Wine Partners, LLC	CA	Operating Subsidiary	The Plata Wine Partners Trust	Member	45	To hold agricultural investments.
Plata Wine Partners, LLC	CA	Operating Subsidiary	Plata Advisors, LLC	Member	45	To hold agricultural investments.
Plata Wine Partners, LLC	CA	Operating Subsidiary	Plata Managers, LLC	Member	10	To hold agricultural investments.

Santa Barbara Asset Management, LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.
Symphony Alternative Asset Management LLC	DE	Operating Subsidiary	Nuveen Asset Management, LLC	Member	100	To act as an asset manager.
Taurion, S.A.	Uruguay	Operating Subsidiary	Global Timber Spain S.L.	Shareholder	100	To hold alternative investments.
Teachers Advisors, LLC	DE	Operating Subsidiary	Nuveen Finance, LLC	Member	100	To act as a registered investment advisor to provide investment management services.
TIAA Advisory, LLC	DE	Operating Subsidiary	TIAA RFS, LLC	Member	100	To provide investment advisory services to managed account programs.
TIAA Commercial Finance, Inc.	DE	Operating Subsidiary	TIAA, FSB	Shareholder	100	To engage in equipment leasing and commercial financing.
TIAA Global Business Services (India) Private Limited	India	Operating Subsidiary	TIAA GBS Holding LLC	Shareholder	1	To provide certain information technology related services and other support services.
TIAA Global Business Services (India) Private Limited	India	Operating Subsidiary	TIAA GBS Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology related services and other support services.
TIAA Kaspick, LLC	DE	Operating Subsidiary	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.
TIAA, FSB	FL	Operating Subsidiary	TIAA FSB Holdings, Inc.	Shareholder	100	To provide consumer lending, commercial lending, and trust services nationwide.

Confidential (C)

TIAA-CREF Individual & Institutional Services, LLC	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, Nuveen Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.
TIAA-CREF Insurance Agency, LLC	DE	Operating Subsidiary	TIAA RFS, LLC	Member	100	To act as a licensed life insurance agent offering insurance services and products.
TIAA-CREF Investment Management, LLC	DE	Operating Subsidiary	TIAA-CREF Asset Management LLC	Member	100	To serve as a registered investment advisor, which provides investment management services for College Retirement Equities Fund.
TIAA-CREF Life Insurance Company	NY	Operating Subsidiary- 1704(c) Insurance Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	A life insurance company that issues guaranteed and variable annuities and funding agreements to the general public.
TIAA-CREF LUXEMBOURG S.A.R.L.	Luxembourg	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide accounting and domiciliary services to legal entities.
TIAA-CREF Tuition Financing, Inc.	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Section 529 of the Internal Revenue Code.
Westchester Group Chile Investment Management, SPA	Chile	Operating Subsidiary	Westchester Group Investment Management, Inc.	Shareholder	100	To facilitate management operations.
Westchester Group Farm Management, Inc.	IL	Operating Subsidiary	Westchester Group Investment Management, Inc.	Member	100	To hold investments.
Westchester Group Investment Management, Inc.	DE	Operating Subsidiary	Westchester Group Investment Management Holding Company, Inc.	Shareholder	100	To hold investments.
Westchester Group of Poland Sp. Z.o.o.	Poland	Operating Subsidiary	Nuveen Natural Capital Limited	Shareholder	100	To manage farmland fund entities.

Westchester Group Real Estate, Inc.	IL	Operating Subsidiary	Westchester Group Investment Management, Inc.	Member	100	To provide brokerage services related to agricultural investments.
Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Operating Subsidiary	Westchester Group Investment Management, Inc.	Shareholder	100	To manage farmland funds.
Westchester Group SRL	Romania	Operating Subsidiary	Nuveen Natural Capital Limited	Shareholder	100	To manage farmland fund entities.
Westchester NGFF Investment, LLC	DE	Operating Subsidiary	Westchester Group Investment Management, Inc.	Member	100	To hold investments.
Winslow Capital Management, LLC	DE	Operating Subsidiary	Nuveen WCM Holdings, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 30. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of the New York State Department of Financial Services not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of

Confidential (C)

expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

Other Activity. TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Rashmi Badwe	Manager
Raymond Bellucci	Manager, Senior Managing Director
Angela Kahrmann Benjamin Lewis	Manager, President, Chief Executive Officer, Chairman Manager
Ross Abbott	Chief Operating Officer
Chris Stickrod	Manager
David Barber	Chief Financial Officer
Helen Barnhill	Assistant Secretary, Director, Chief Legal Officer
Eric Poe	Managing Director
Lisa Humphries	Chief Conflicts of Interest Officer
Troy Burk	Chief Anti-Money Laundering & Sanctions Officer
Megan Sendlak	Managing Director, Controller
Lisa Lynn	Managing Director, Chief Compliance Officer
Christopher J. Heald	Treasurer
Jeanne Zelnick	Secretary
Jessica Martin	Chief Risk Officer
Jennifer Mangano	Chief Financial Officer
Derek Heaslip	Manager
Niladri Mukherjee	Manager

*	The address of each Director and Officer is c/o TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c)	Compensation From the Registrant. None

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

TIAA - CREF Life Insurance Company (“TIAA Life”) represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by TIAA Life.

Confidential (C)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th of April, 2024.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
Ali Iqbal
President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 30, 2024, in the capacities indicated.

Signature	Title

* Ali Iqbal	President, Chief Executive Officer and Director

/S/ STACY EISENHAUER Stacy Eisenhauer	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

* Keith Floman	Director

* Bradley Finkle	Director

* Anne Dobkowski	Director

* Jill Richman	Director

* Nicholas Calarco	Director

* Timothy Penrose	Director

Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: March 30, 2020, April 27, 2021, January 10, 2022, April 27, 2023, and April 10, 2024.

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq.
Attorney-in-fact

Exhibit Index

(h)	Amendment to Fund Participation Agreement

(k)	Legal Opinion

Opinion and consent of Kenneth W. Reitz, Esquire

(l)	Other Consents

(A)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(p)	Power of Attorney for Jill Richman

(q)	XBRL

101.INS XBRL Instance Document - Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase

101.DEF XBRL Taxonomy Extension Definition Linkbase

101.LAB XBRL Taxonomy Extension Labels Linkbase

101.PRE XBRL Taxonomy Extension Presentation Linkbase

Confidential (C)